UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2016

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2016

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2016, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® state tax-free funds	September 6, 2016

Performance preview (for the year ended August 31, 2016)
Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+7.14%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+6.79%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 13 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+7.94%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+7.67%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper California Municipal Debt Funds Average	1-year return	+8.05%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 14.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 18 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+7.60%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+7.33%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 19.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+5.92%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+5.66%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Other States Municipal Debt Funds Average	1-year return	+6.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 24.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+7.84%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+7.57%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper New York Municipal Debt Funds Average	1-year return	+7.29%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 29.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 33 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+6.86%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+6.60%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+6.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 34.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 38 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1Formerly known as the Barclays Municipal Bond Index.

Economic backdrop

Back in September 2015, at the start of the Funds’ fiscal year ended Aug. 31, 2016, many investors were anticipating relatively strong U.S. economic growth. Accordingly, the U.S. Federal Reserve was widely expected to begin raising its target short-term interest rate for the first time in nine years. The Fed eventually did so at its December 2015 meeting, increasing the federal funds rate by 0.25 percentage points.

It soon became clear, however, that the U.S. economy was growing at a relatively sluggish pace — one factor behind the Fed’s decision to leave rates alone for the remainder of the Funds’ fiscal year. Although U.S. gross domestic product (GDP) expanded by a moderate rate of 2.0% in the third quarter of 2015, it slowed to an annual pace of just 0.9% growth in the fourth quarter, and 0.8% and an estimated 1.1% in the first and second quarters of 2016, respectively (source: U.S. Commerce Department).

Investor concern extended beyond the United States and included worries about Chinese economic growth, new financial challenges in Europe, and, in June, U.K. voters’ decision to leave the European Union. This vote, dubbed Brexit, led to significant short-term market volatility, although markets quickly recovered.

Municipal bond market conditions

Against this backdrop, interest rates unexpectedly fell for much of the fiscal year — beneficial for municipal bond and other fixed income investors. This was particularly true in the first half of calendar year 2016, as concerns rose about the global economy, weak commodity prices, and the Fed’s apparent unwillingness to raise rates further.

Continuing a trend of several years, tax-exempt bonds with longer maturity dates tended to outpace those with shorter maturities. Also, lower-rated, higher yielding issues again generally surpassed their investment grade counterparts, performing particularly well in this environment.

The following table shows municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2016:

Maturity
5 years	4.01%
10 years	7.34%
22+ years	10.46%

Credit quality
AAA	5.59%
AA	6.20%
A	8.51%
BBB	8.83%

Source: Bloomberg

Other positive factors included the continued favorable balance between supply and demand of municipal debt and the healthy credit environment for many state and local municipal borrowers. Tobacco was the strongest-performing sector in the municipal bond marketplace, as these lower-rated, higher yielding securities benefited from issuers’ generally improved credit quality and strong investor demand for yield. Other bond categories dominated by lower-rated issuers also fared well, including transportation and healthcare. Higher-quality categories, including state general obligation bonds, produced positive returns that nevertheless lagged the overall municipal bond market.

Economic backdrop in the states

Arizona’s diverse state economy is still recovering from the global financial crisis. The rise in population prior to the crisis overly exposed its real estate market and construction industry. July 2016 nonfarm employment of 2.7 million was up 2.5% from a year earlier. Although Arizona’s economy has generally improved, as of July 2016 the unemployment rate remained elevated at 6.0%, well above the national average rate of 4.9%. Arizona’s per capita personal income levels are at only 82% of the national level. Fiscal 2016

Portfolio management review

Delaware Investments® state tax-free funds

General Fund revenues totaled $9.77 billion, a 3.2% increase over 2015 and 0.3% above budget estimates. The state ended fiscal 2016 with a preliminary ending fund balance of $222 million, in line with the beginning-of-year forecast. Arizona passed a $9.37 billion fiscal 2017 General Fund budget, a 1.2% increase over fiscal 2016. The two largest expenditure items were for education (42%) and Medicaid (19%). Fiscal 2017 General Fund revenues are expected to rise 2.3% to $9.37 billion. General Fund revenues are expected to be composed of sales taxes (45%), individual income taxes (40%), miscellaneous revenues and fees (10%), and corporate income taxes (5%). Source: bls.gov, Moody’s Investors Service (Moody’s), Arizona Joint Legislative Budget Committee.

California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. In 2015, the state’s real GDP was $2.46 trillion, making California the sixth largest economy in the world. The July 2016 nonfarm employment of 16.49 million was up 2.3% from a year earlier. The unemployment rate in July 2016 was 5.5%, slightly above the national rate of 4.9%. California’s per capita personal income remained strong at 111% of the national average. Fiscal 2016 General Fund revenues rose 5.1% year over year to $117 billion, 1.7% above original budget forecasts. Personal income taxes rose 6.1% in fiscal 2016 to $79.96 billion, 2.9% above projections. Sales-and-use tax receipts rose 5.7% year-over-year to $25.03 billion in 2016. Corporate income taxes totaled $10.31 billion in fiscal 2016, a 5.1% increase year over year and 0.3% below budget estimates. California ended fiscal 2016 with a $4.87 billion General Fund balance. The state legislature passed a $122.47 billion General Fund budget for fiscal 2017, a 6% increase over 2016. General Fund revenues are expected to total $123.6 billion, a 4.0% increase over 2016. The budget calls for personal income, sales, and corporate taxes to increase 4.3%, 2.8%, and

6.6%, respectively. However, after accounting for the $3.3 billion transfer to the Budget Stabilization Fund, total revenues are estimated at $120.3 billion. This would result in a decline in the General Fund balance from $4.9 billion in 2016 to $2.7 billion in 2017. However, the Budget Stabilization Fund is expected to increase from $3.4 billion to $6.7 billion, which equates to 5.5% of the 2017 General Fund budget. Source: bls.gov, California State Controller Monthly Reports, Moody’s.

Colorado’s economy is diverse, with below-average employment in manufacturing and a variety of service sector strengths. July 2016 nonfarm employment of 2.62 million was up 2.9% from a year earlier. Colorado’s unemployment rate in July 2016 was 3.8%, much lower than the national rate of 4.9%. Colorado is a relatively wealthy state, with per-capita personal income levels at 106% of the U.S. average. Estimated General Fund revenues for fiscal year 2016 were $9.96 billion, a 1.6% increase over fiscal 2015. Individual income tax revenues rose 2.2% in fiscal 2016 to $6.49 billion. Sales-and-use tax collections rose 1.5% to $2.92 billion in 2016. Corporate income tax revenues totaled $647.9 million in fiscal 2016, a 6.5% year-over-year decline. Colorado’s legislature passed a $10.47 billion General Fund budget for fiscal year 2017, a 2.9% increase year over year. Two of the larger expenditure increases in the budget were for education (at $291.7 million) and healthcare policy (at $197.2 million). General Fund revenues are projected to increase 6.0% year over year to $10.58 billion. Source: bls.gov, Colorado Office of State Planning and Budgeting, Moody’s, colorado.gov.

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, the state still has an above-average dependence on the natural resource sector. The July 2016 nonfarm employment of 696,400 was up 3.4% from a year earlier. The unemployment rate in July 2016 was 3.8%, well below the national rate of 4.9%. Idaho’s General Fund fiscal 2016 revenues were $3.18 billion. Total revenues came in 0.1% above budget and 4.2% above the prior year. For fiscal year 2017, the Idaho legislature passed a $3.27 billion General Fund budget, a 7.0% increase over fiscal 2016. The three largest portions of the budget are public school support (48%), Medicaid (16%), and higher education (9%). Total General Fund revenues are forecasted to increase 4.7% to $3.31 billion in fiscal 2017. Individual income taxes, sales taxes, and corporate income taxes are projected to rise 5.4%, 5.2%, and 2.6%, respectively. Source: bls.gov, Idaho Division of Management, State Controller’s website.

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. July 2016 nonfarm employment of 9.4 million was up 1.2% from a year earlier. The unemployment rate in July 2016 was 4.7%, slightly below the national rate of 4.9%. Total receipts for the General Fund finished fiscal 2016 at $66.34 billion, roughly 0.9% below the revised budget projections. Personal income tax receipts were $42.12 billion in fiscal 2016, 0.6% below budget forecasts. Sales tax revenues totaled $12.31 billion in 2016, about 0.5% above consensus projections. Corporate income taxes were the largest drag on General Fund revenues, coming in at $5.65 billion in fiscal 2016 versus budget projections of $6.20 billion. General Fund expenditures were $66.34 billion in fiscal 2016, 1.3% below the revised budget forecast. The key contributor to the large spending drop was $840 million in lower local assistance payments, mainly related to healthcare expenses. New York’s legislature passed a $69.07 billion General Fund budget for 2017, a 4.1% increase over the prior year’s budget. Fiscal 2017 revenue projections show an increase of 4.0% to total $68.96 billion. Personal income taxes are projected to rise 6.3% and sales taxes are projected to increase 2.4%

year over year. The fiscal 2017 budget projects a small decrease in the General Fund balance from $2.63 billion in 2016 to $2.52 billion in 2017. Budget highlights include a reduction of the marginal tax rates on middle incomes from between 5.9% and 6.65% to between 5.5% and 6.0% once fully phased in during fiscal 2018. Also, the enacted budget phased in increases in the state’s minimum wage to as high as $15 by the end of calendar year 2018 and calendar year 2019, with the timing dependent on the number of employed workers at the business. State operating revenues through the first quarter of fiscal 2017 were $466 million lower than budget, primarily driven by weaker-than-expected personal income tax receipts. Source: bls.gov, New York Division of Budget, Moody’s, Office of the New York State Comptroller.

Pennsylvania has a diverse, broad, and relatively stable economy, with per-capita personal income levels slightly above the national average (103%), supported by its large health and higher education sectors. July 2016 nonfarm employment of 5.89 million was up 1.0% from a year earlier. The monthly unemployment rate in July 2016 was 5.6%, higher than the national rate of 4.9%. Pennsylvania’s General Fund tax collections totaled $30.9 billion in fiscal 2016, 0.1% above the estimates and 1.0% above fiscal 2015. Sales tax receipts were 0.3% below budget, personal income collections were 1.6% below budget, and corporate tax revenues were 2.0% above budget projections. The state enacted a $31.5 billion General Fund budget for fiscal year 2017, a 5.4% increase over the prior year’s budget. The two largest expenditures in the budget are allocated toward health and human services (38%) and education (36%). Source: bls.gov, Moody’s, Pennsylvania Revenue Department, Pennsylvania Office of the Budget.

Portfolio management review

Delaware Investments® state tax-free funds

Sticking to our strategy

For all six Funds profiled in this report, our management approach remained consistent, as it does in every market environment. With our bottom-up investment strategy, we evaluate potential bond holdings one by one. Working with our municipal credit analysts, we conduct thorough research to determine which bonds we believe offer the most favorable apparent trade-off between their credit risk and income generation.

In general, we emphasize bonds with lower-investment-grade or below-investment-grade credit ratings, where we believe our credit research capabilities can provide us potentially more meaningful insights. During the fiscal period, we maintained substantial allocations to bonds with credit ratings of A and BBB — the two lowest rating tiers among investment grade bonds — in all six Funds.

The Funds also had exposure to high yield bonds — rated below BBB. Up to 20% of the Funds’ net assets can be invested in high yield municipal debt. Opportunities to invest in these lower-rated issues varied widely by state, but in cases when we were able to make use of this basket of investments, we focused on securities that provided a combination of what we viewed as having attractive income and credit characteristics.

As we normally do, we maintained a neutral duration, or sensitivity to interest rate changes, within the Funds, roughly on par with their benchmark, the Bloomberg Barclays Municipal Bond Index. We preferred to seek to add value through credit selection rather than interest rate management.

During the fiscal period, we took advantage of opportunities to add the types of higher yielding, lower-rated bonds we often favor. In states with smaller amounts of tax-exempt bond issuance, it can be challenging to find enough lower-rated bonds to add to the portfolios. To keep the Funds fully invested, we typically purchase higher-quality, in-state bonds as placeholders while we wait for what we view as attractive lower-rated, longer-dated issues to emerge. We used this strategy while researching for potentially better-yielding long-term investment opportunities — a process that was ongoing as the fiscal year concluded. During the fiscal year, we used this strategy most often in (but not limited to) Idaho, in which we found it most difficult to find our preferred security types over the past 12 months.

Our purchases were largely financed through bond calls and maturities, as well as the proceeds of new share purchases by investors. We were reluctant to sell many of the Funds’ bond holdings, however, as many of these older issues offered higher income and were better long-term investments, in our view.

Within the Funds

Given the market trends of slow growth, economic uncertainty, and low yields, we believe all six Funds were well positioned for the fiscal year, with healthy exposure to longer-dated, lower-rated credits. Many of the Funds’ strongest-performing bonds had one or both of these characteristics.

Here, for each Fund, we provide information about the strongest-performing securities in absolute terms, as well as holdings that underperformed the overall municipal bond market.

● Delaware Tax-Free Arizona Fund saw particularly strong results from its holdings in prepaid natural gas revenue bonds rated A- by Standard & Poor’s Financial Services and Baa1 by Moody’s and maturing in 2037. These noncallable securities, which benefited from a relatively long duration in a falling interest rate environment, generated a total return of 23% for the fiscal year. The Fund also benefited from Arizona Edkey charter school bonds: These securities were rated below investment grade, had a 2048 maturity date, and returned about more than 15% for the period. During a generally favorable period for municipal debt, none of the Fund’s holdings lost ground, although several produced only incremental gains. These minimally positive performers included a couple of advance-refunded bonds with performance limited by the securities’ very high credit quality and short durations: Payson Unified School District bonds and healthcare bonds issued for John C. Lincoln Medical Center.

● The strongest individual performer in Delaware Tax-Free California Fund was a position in Golden State tobacco securitization bonds. These issues benefited from their long duration and below-investment-grade credit rating, as well as from the overall strength enjoyed by tobacco securitization bonds during the fiscal period. The Fund’s allocation to zero-coupon Anaheim school district bonds also added value. These credits were attractively priced at the start of the fiscal year and closed their discount over time. In contrast, the Fund’s weakest-performing securities were U.S. Virgin Islands dedicated tax bonds, which lost 3%. (Bonds issued by U.S. territories are fully exempt from income taxes for residents of all 50 states.) Although these bonds remained solid credits, in our view, they lost value toward period end, as concerns about another U.S. territory, Puerto Rico, increased. Meanwhile, advance-refunded bonds for Inland Regional Center in San Bernardino underperformed the municipal bond market, returning slightly less than 1%, as these securities’ short durations and high underlying quality limited their upside.

● Delaware Tax-Free Colorado Fund’s holdings in prepaid natural gas bonds were strong performers, returning 20% for the Fund. Because these securities were noncallable, they benefited from their relatively long maturity date even more than they otherwise would have. Nonrated tax increment financing bonds for the City of Fountain also fared well, as their 2044 maturity date attracted investors at a time of low and declining interest rates. In contrast, the Fund’s largest underperformers included those with very high credit quality and short maturity dates: Colorado single-family housing bonds and Colorado Health Facilities Authority revenue bonds for Adventist Health System.

● Delaware Tax-Free Idaho Fund benefited from its position in bonds issued for Xavier Charter School in Twin Falls: These holdings, rated BBB-and maturing in 2050, returned 17% for the Fund. The Fund also benefited from Canyon County school district bonds with a 2033 maturity date and an Aa1 credit rating from Moody’s. The Fund’s largest underperformers included the U.S. Virgin Islands dedicated tax bonds cited earlier, as well as advance-refunded bonds for Boise State University, securities that returned less than 1% for the fiscal year.

● Leading the list of outperforming securities in Delaware Tax-Free New York Fund were bonds issued for St. Joseph’s Hospital Health Center. In addition to their sub-investment-grade credit rating and 2042 maturity date, the securities benefited from the hospital’s new agreement to affiliate itself with a higher-rated provider, boosting its credit quality. Nonrated lease bonds for the World Trade Center 3 project in lower Manhattan also contributed to performance. In contrast, the Fund’s performance was hurt by its exposure to U.S. Virgin Islands dedicated tax bonds and to advance-refunded bonds issued to fund student housing at the University of Rochester, which saw subdued gains.

● In Delaware Tax-Free Pennsylvania Fund, the leading performers were both senior housing bonds: Moon Industrial Development Authority bonds issued for Baptist Homes Society and Cumberland County Municipal Authority bonds issued for Diakon Lutheran Social Ministries. These holdings returned more than 20% and 15%, respectively. The leading underperformers were both securities that produced modest gains, including advance-refunded Pennsylvania

Portfolio management review

Delaware Investments® state tax-free funds

Industrial Development Authority issues and Philadelphia Airport bonds with near-term call dates that limited the position’s appreciation potential.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+6.79%	+4.82%	+4.47%	+5.52%
Including sales charge	+1.97%	+3.86%	+3.99%	+5.33%
Class C (Est. May 26, 1994)
Excluding sales charge	+6.07%	+4.05%	+3.69%	+4.33%
Including sales charge	+5.07%	+4.05%	+3.69%	+4.33%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.14%	n/a	n/a	+7.51%
Including sales charge	+7.14%	n/a	n/a	+7.51%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Arizona Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free Arizona Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,789

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Arizona Fund — Institutional Class shares	$10,000	$12,129
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 13.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+7.67%	+6.24%	+5.08%	+5.82%
Including sales charge	+2.82%	+5.26%	+4.59%	+5.59%
Class C (Est. April 9, 1996)
Excluding sales charge	+6.86%	+5.47%	+4.29%	+4.97%
Including sales charge	+5.86%	+5.47%	+4.29%	+4.97%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.94%	n/a	n/a	+8.26%
Including sales charge	+7.94%	n/a	n/a	+8.26%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free California Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.82%	1.57%	0.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,668

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$12,357
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

Performance summaries

Delaware Tax-Free California Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 14 through 18.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+7.33%	+5.14%	+4.57%	+5.96%
Including sales charge	+2.50%	+4.18%	+4.09%	+5.80%
Class C (Est. May 6, 1994)
Excluding sales charge	+6.52%	+4.35%	+3.78%	+4.41%
Including sales charge	+5.52%	+4.35%	+3.78%	+4.41%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.60%	n/a	n/a	+7.72%
Including sales charge	+7.60%	n/a	n/a	+7.72%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 21. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free Colorado Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free Colorado Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,928

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Colorado Fund — Institutional Class shares	$10,000	$12,194
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 19 through 23.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance1, [2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+5.66%	+3.50%	+3.96%	+5.11%
Including sales charge	+0.93%	+2.56%	+3.48%	+4.89%
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+4.88%	+2.73%	+3.19%	+4.30%
Including sales charge	+3.88%	+2.73%	+3.19%	+4.30%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+5.92%	n/a	n/a	+6.06%
Including sales charge	+5.92%	n/a	n/a	+6.06%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 26. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free Idaho Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.99%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014 through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$14,080

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776
Delaware Tax-Free Idaho Fund — Institutional Class shares	$10,000	$11,699

Performance summaries

Delaware Tax-Free Idaho Fund

1 The “Performance of a $10,000 investment” graph for Class A assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 26. Please note additional details on pages 24 through 28.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries Delaware Tax-Free New York Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+7.57%	+5.56%	+5.05%	+5.87%
Including sales charge	+2.74%	+4.59%	+4.57%	+5.70%
Class C (Est. April 26, 1995)
Excluding sales charge	+6.78%	+4.76%	+4.27%	+4.28%
Including sales charge	+5.78%	+4.76%	+4.27%	+4.28%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+7.84%	n/a	n/a	+7.92%
Including sales charge	+7.84%	n/a	n/a	+7.92%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free New York Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.04%	1.79%	0.79%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance summaries

Delaware Tax-Free New York Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free New York Fund — Class A shares	$9,550	$15,633

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free New York Fund — Institutional Class shares	$10,000	$12,253
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 29 through 33.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+6.60%	+5.08%	+4.71%	+5.72%
Including sales charge	+1.85%	+4.12%	+4.23%	+5.59%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+5.79%	+4.28%	+3.92%	+3.95%
Including sales charge	+4.79%	+4.28%	+3.92%	+3.95%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+6.86%	n/a	n/a	+7.45%
Including sales charge	+6.86%	n/a	n/a	+7.45%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 36. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Per Moody’s credit rating agency, bonds rated Aaa are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated Aa2 are considered to be of high quality, but with a slightly higher degree of risk than bonds rated Aaa. Bonds rated A2 are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated Baa3 are believed to be of medium-grade quality and generally riskier over the long term.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, inverse floater program expenses, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.94%	1.70%	0.70%
Net expenses (including fee waivers, if any)	0.88%	1.64%	0.64%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$15,137

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Pennsylvania Fund — Institutional Class shares	$10,000	$12,112
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

Performance summaries

Delaware Tax-Free Pennsylvania Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 36. Please note additional details on pages 34 through 38.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-months period from March 1, 2016 to Aug. 31, 2016.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,033.60	0.84%	$4.29
Class C	1,000.00	1,030.50	1.59%	8.12
Institutional Class	1,000.00	1,035.70	0.59%	3.02

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,037.40	0.82%	$4.20
Class C	1,000.00	1,033.50	1.57%	8.03
Institutional Class	1,000.00	1,038.70	0.57%	2.92

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.01	0.82%	$4.17
Class C	1,000.00	1,017.24	1.57%	7.96
Institutional Class	1,000.00	1,022.27	0.57%	2.90

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,036.00	0.84%	$4.30
Class C	1,000.00	1,032.00	1.59%	8.12
Institutional Class	1,000.00	1,038.20	0.59%	3.02

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,025.70	0.86%	$4.38
Class C	1,000.00	1,021.90	1.61%	8.18
Institutional Class	1,000.00	1,027.00	0.61%	3.11

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.81	0.86%	$4.37
Class C	1,000.00	1,017.04	1.61%	8.16
Institutional Class	1,000.00	1,022.07	0.61%	3.10

Disclosure of Fund expenses

For the 6 months period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,036.70	0.80%	$4.10
Class C	1,000.00	1,032.90	1.55%	7.92
Institutional Class	1,000.00	1,038.00	0.55%	2.82

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.11	0.80%	$4.06
Class C	1,000.00	1,017.34	1.55%	7.86
Institutional Class	1,000.00	1,022.37	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*

Actual Fund return†
Class A	$1,000.00	$1,037.10	0.88%	$4.51
Class C	1,000.00	1,031.90	1.64%	8.38
Institutional Class	1,000.00	1,037.10	0.64%	3.28

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.88%	$4.47
Class C	1,000.00	1,016.89	1.64%	8.31
Institutional Class	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.07%
Corporate Revenue Bonds	9.32%
Education Revenue Bonds	28.02%
Electric Revenue Bonds	6.85%
Healthcare Revenue Bonds	16.87%
Lease Revenue Bonds	4.81%
Local General Obligation Bonds	1.07%
Pre-Refunded Bonds	9.62%
Special Tax Revenue Bonds	12.87%
Transportation Revenue Bonds	5.49%
Water & Sewer Revenue Bonds	4.15%
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Arizona	95.48%
Guam	1.63%
Puerto Rico	1.96%
Total Value of Securities	99.07%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.16%
Corporate Revenue Bonds	3.69%
Education Revenue Bonds	14.43%
Electric Revenue Bonds	3.88%
Healthcare Revenue Bonds	18.72%
Housing Revenue Bonds	4.13%
Lease Revenue Bonds	17.04%
Local General Obligation Bonds	3.23%
Pre-Refunded Bonds	12.09%
Resource Recovery Revenue Bond	1.15%
Special Tax Revenue Bonds	5.26%
State General Obligation Bonds	5.31%
Transportation Revenue Bonds	6.81%
Water & Sewer Revenue Bonds	3.42%
Total Value of Securities	99.16%
Receivables and Other Assets Net of Liabilities	0.84%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
California	98.83%
U.S. Virgin Islands	0.33%
Total Value of Securities	99.16%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.20%
Corporate Revenue Bond	2.15%
Education Revenue Bonds	11.55%
Electric Revenue Bonds	1.30%
Healthcare Revenue Bonds	29.09%
Housing Revenue Bonds	0.25%
Lease Revenue Bonds	3.19%
Local General Obligation Bonds	12.61%
Pre-Refunded Bonds	12.67%
Special Tax Revenue Bonds	14.34%
Transportation Revenue Bonds	10.51%
Water & Sewer Revenue Bonds	0.54%
Short-Term Investments	0.79%
Total Value of Securities	98.99%
Receivables and Other Assets Net of Liabilities	1.01%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	95.86%
Guam	1.54%
Puerto Rico	1.03%
U.S. Virgin Islands	0.53%
Total	98.96%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.19%
Corporate Revenue Bonds	3.16%
Education Revenue Bonds	13.46%
Electric Revenue Bond	2.13%
Healthcare Revenue Bonds	13.70%
Housing Revenue Bonds	1.89%
Lease Revenue Bonds	9.43%
Local General Obligation Bonds	23.46%
Pre-Refunded Bonds	9.27%
Special Tax Revenue Bonds	16.14%
Transportation Revenue Bonds	4.20%
Water & Sewer Revenue Bond	0.35%
Short-Term Investment	1.52%
Total Value of Securities	98.71%
Receivables and Other Assets Net of Liabilities	1.29%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	3.00%
Idaho	90.30%
Puerto Rico	2.10%
U.S. Virgin Islands	1.79%
Total	97.19%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.55%
Corporate Revenue Bonds	6.21%
Education Revenue Bonds	22.28%
Electric Revenue Bonds	3.24%
Healthcare Revenue Bonds	15.45%
Lease Revenue Bonds	8.18%
Local General Obligation Bonds	4.75%
Pre-Refunded/Escrowed to Maturity Bonds	6.53%
Resource Recovery Revenue Bond	0.17%
Special Tax Revenue Bonds	17.30%
State General Obligation Bonds	0.70%
Transportation Revenue Bonds	11.06%
Water & Sewer Revenue Bonds	1.68%
Short-Term Investments	1.45%
Total Value of Securities	99.00%
Receivables and Other Assets Net of Liabilities	1.00%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.28%
New York	98.62%
U.S. Virgin Islands	0.10%
Total Value of Securities	99.00%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	99.69%
Corporate Revenue Bonds	4.84%
Education Revenue Bonds	20.94%
Electric Revenue Bonds	0.39%
Healthcare Revenue Bonds	24.43%
Housing Revenue Bonds	1.23%
Lease Revenue Bonds	3.53%
Local General Obligation Bonds	7.15%
Pre-Refunded/Escrowed to Maturity Bonds	18.45%
Resource Recovery Revenue Bonds	1.07%
Special Tax Revenue Bonds	2.54%
State General Obligation Bonds	1.45%
Transportation Revenue Bonds	8.92%
Water & Sewer Revenue Bonds	4.75%
Short-Term Investments	0.31%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	1.06%
Pennsylvania	98.94%
Total Value of Securities	100.00%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.07%

Corporate Revenue Bonds – 9.32%
Maricopa County Pollution Control
(Public Service – Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	$1,672,245
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,709,288
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,249,180
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,288,600

		7,919,313

Education Revenue Bonds – 28.02%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,656,525
Arizona State University
Series D 5.00% 7/1/41	1,250,000	1,520,587
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,074,380
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	747,316
5.125% 5/15/40	1,305,000	1,472,314
Maricopa County Industrial Development Authority Revenue
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	872,582
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	1,000,000	1,244,340
Northern Arizona University
5.00% 6/1/36	475,000	545,371
5.00% 6/1/41	1,240,000	1,423,706
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,102,970
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,353,250
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	522,055
(Great Hearts Academic Project)
5.00% 7/1/46	1,000,000	1,134,510
6.30% 7/1/42	500,000	558,945

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Phoenix Industrial Development Authority
(Great Hearts Academic Project) 6.40% 7/1/47	500,000	$560,220
(Legacy Traditional Schools Project) Series A 144A 6.75% 7/1/44 #	500,000	605,370
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,274,202
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	1,038,770
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	724,568
Tucson Industrial Development Authority Lease Revenue (University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	982,283
University of Arizona Board of Rights
Series A 5.00% 6/1/25	1,000,000	1,206,180
Series A 5.00% 6/1/38	1,000,000	1,205,040

		23,825,484

Electric Revenue Bonds – 6.85%
Mesa Utilities System Revenue
5.00% 7/1/18 (NATL-RE)	1,000,000	1,078,950
Pinal County Electric District No. 3
5.25% 7/1/41	2,000,000	2,332,120
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,186,040
Series A 5.00% 12/1/45	1,000,000	1,223,510

		5,820,620

Healthcare Revenue Bonds – 16.87%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,705,365
Series A 5.00% 1/1/44	1,000,000	1,183,440
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,132,967
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,196,410
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project) 5.00% 11/15/36	270,000	275,171
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	2,816,824

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,615,000	$1,665,630
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,335,036
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	2,321,820
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	349,413
Series A 5.25% 8/1/32	300,000	361,185

		14,343,261

Lease Revenue Bonds – 4.81%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,003,250
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,687,830
Arizona State Sports & Tourism Authority
(Multipurpose Stadium Facility) Senior Series A 5.00% 7/1/36	350,000	393,568
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,002,170

		4,086,818

Local General Obligation Bonds – 1.07%
City of Chandler
5.00% 7/1/23	500,000	625,225
Pinal County Community College District
4.00% 7/1/31	250,000	285,315

		910,540

Pre-Refunded Bonds – 9.62%
Arizona State University
Series C 5.50% 7/1/25-20 §	330,000	388,776
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek Project of 2007) Series B 5.375% 7/1/28-19 §	1,350,000	1,527,349

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Gila County Unified School District No. 10
(Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC) §	1,000,000	$1,039,400
Glendale Industrial Development Authority Hospital Revenue
(John C. Lincoln Health) 5.00% 12/1/42-17 §	2,205,000	2,326,099
University of Arizona Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,500,000	2,898,775

		8,180,399

Special Tax Revenue Bonds – 12.87%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/32	1,500,000	1,860,330
Subordinated Series A 5.00% 7/1/38	750,000	898,170
City of Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,220,950
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	195,000	195,704
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,385,800
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	670,491
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	600,961
Series A 5.25% 1/1/36	705,000	786,294
Marana Tangerine Farm Road Improvement District Revenue
4.60% 1/1/26	614,000	620,950
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,193,240
Queen Creek Improvement District No. 1
5.00% 1/1/32	860,000	869,193
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	643,415

		10,945,498

Transportation Revenue Bonds – 5.49%
Phoenix Civic Improvement Airport Revenue
(Junior Lien)
Series A 5.00% 7/1/45	1,000,000	1,195,270
Series A 5.25% 7/1/33	1,250,000	1,415,225

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Phoenix Civic Improvement Airport Revenue
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	$2,053,188

		4,663,683

Water & Sewer Revenue Bonds – 4.15%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,277,509
Central Arizona Water Conservation District
(Central Arizona Project)
5.00% 1/1/27	400,000	515,064
5.00% 1/1/31	600,000	756,036
City of Mesa Utility System Revenue
4.00% 7/1/31	850,000	981,351

		3,529,960

Total Municipal Bonds (cost $76,715,299)		84,225,576

Total Value of Securities – 99.07% (cost $76,715,299)		$84,225,576

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $1,708,340, which represents 2.01% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.16%

Corporate Revenue Bonds – 3.69%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,129,350
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	2,005,000	2,049,751
(Capital Appreciation Asset - Backed) Subordinate Series B 1.548% 6/1/47 ^	4,640,000	493,789

		3,672,890

Education Revenue Bonds – 14.43%
California Educational Facilities Authority
(Pepperdine University) 5.00% 10/1/49	1,000,000	1,235,630
California Municipal Finance Authority
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,105,000
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	530,305
(Palmdale Aerospace Academy Project) 144A 5.00% 7/1/46 #	500,000	543,790
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,372,344
California School Finance Authority
(Aspire Public Schools Project) Series A 144A 5.00% 8/1/45 #	715,000	821,506
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,138,090
(KIPP Louisiana Projects) Series A 5.125% 7/1/44	1,000,000	1,137,340
(Partnerships to Uplift Communities Valley Project) Series A 6.75% 8/1/44	1,000,000	1,172,330
(View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	635,208
California State University
(Systemwide) Series A 4.00% 11/1/45	165,000	186,283
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	952,904
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	867,623
(Culinary Institute of America Project) Series B 5.00% 7/1/46	425,000	508,100
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,162,780

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Mt. San Antonio Community College District Convertible Capital Appreciation Election 2008
5.875% 8/1/28 Ω	1,000,000	$988,170

		14,357,403

Electric Revenue Bonds – 3.88%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25	800,000	941,048
Imperial Irrigation District Electric System Revenue
Series B 5.00% 11/1/36	250,000	286,935
Series C 5.00% 11/1/36	500,000	621,790
Southern California Public Power Authority Revenue (Southern Transmission Project) Subordinate Series A 5.00% 7/1/22	1,000,000	1,079,620
Turlock Irrigation District Revenue
Series A 5.00% 1/1/30	830,000	931,874

		3,861,267

Healthcare Revenue Bonds – 18.72%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	988,371
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,156,170
Series A 5.00% 8/1/26	300,000	356,376
Series A 5.00% 8/1/27	300,000	355,527
Series A 5.00% 8/1/28	250,000	296,572
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	975,923
Series E 5.625% 7/1/25	1,000,000	1,132,030
(Children’s Hospital Los Angeles) Series A 5.00% 11/15/34	500,000	570,960
(Lucile Packard Children’s Hospital Stanford) Series A 5.00% 8/15/33	1,000,000	1,266,490
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,135,060
(Sutter Health)
Series B 5.00% 11/15/46	1,000,000	1,241,240
Series D 5.25% 8/15/31	1,000,000	1,201,750
California Statewide Communities Development Authority Revenue
(BE.Group) 144A 7.25% 11/15/41 #	500,000	582,365
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,143,570

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
California Statewide Communities Development Authority Revenue
(Episcopal Communities & Services)
5.00% 5/15/27	300,000	$350,394
5.00% 5/15/32	600,000	688,734
(John Muir Health) Series A 5.00% 8/15/46	500,000	612,770
(Kaiser Permanente) Series A 5.00% 4/1/19	1,000,000	1,111,390
(Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	735,000	854,291
(Rady Children’s Hospital) Series B 5.00% 8/15/28	600,000	804,372
City of La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	831,293
San Buenaventura
(Community Memorial Health Systems) 7.50% 12/1/41	785,000	977,168

		18,632,816

Housing Revenue Bonds – 4.13%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 5.50% 8/15/47	750,000	864,255
Series A 6.40% 8/15/45	960,000	1,097,635
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge) Series A 5.25% 5/15/44	1,000,000	1,147,790
Santa Clara County Multifamily Housing Authority Revenue (Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,001,450

		4,111,130

Lease Revenue Bonds – 17.04%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,150,700
California Infrastructure & Economic Development Bank
(Academy Motion Picture Art & Sciences Obligated Group) 5.00% 11/1/41	1,000,000	1,202,310
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,277,860
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	660,406
California State Public Works Board Lease Revenue
Series F 5.00% 5/1/28	1,280,000	1,608,077
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,183,990

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
California State Public Works Board Lease Revenue
(General Services Buildings 8 & 9) Series A 6.25% 4/1/34	1,000,000	$1,139,830
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.625% 11/1/33	1,000,000	1,078,990
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,214,500
Sacramento Financing Authority
(Master Lease Program Facilities) 5.00% 12/1/23 (BAM)	745,000	932,084
San Diego
(Sanford Burnham Prebys Medical Discovery Institute)
Series A 5.00% 11/1/28	500,000	630,535
Series A 5.00% 11/1/30	475,000	592,221
San Diego Public Facilities Financing Authority Lease Revenue
(Ballpark) 5.00% 10/15/31	650,000	809,393
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,144,910
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,203,920
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,130,500

		16,960,226

Local General Obligation Bonds – 3.23%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL-RE) ^	1,000,000	806,250
San Francisco Bay Area Rapid Transit District Election 2004
Series D 5.00% 8/1/28	1,000,000	1,285,790
West Contra Costa Unified School District 2012 Election Series C 4.00% 8/1/41	1,000,000	1,120,060

		3,212,100

Pre-Refunded Bonds – 12.09%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area) Series F-1 5.25% 4/1/27-19 §	800,000	895,544
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28-21 §	800,000	969,928
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40-19 §	1,000,000	1,122,810
(Inland Regional Center Project) 5.375% 12/1/37-17 §	1,350,000	1,432,539

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Central Unified School District Election 2008
Series A 5.625% 8/1/33-19 (AGC) §	1,000,000	$1,144,800
Elsinore Valley Municipal Water District
Series A 5.00% 7/1/24-18 (BHAC) §	1,000,000	1,080,770
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24-20 §	500,000	591,780
Series C 5.25% 11/1/31-20 §	1,175,000	1,390,683
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	336,460
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM) §	800,000	981,792
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	990,672
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33-18 §	1,000,000	1,089,420

		12,027,198

Resource Recovery Revenue Bond – 1.15%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,146,770

		1,146,770

Special Tax Revenue Bonds – 5.26%
California Infrastructure & Economic Development Bank
Series A 4.00% 10/1/45	1,000,000	1,134,850
Lancaster Redevelopment Agency
Unrefunded (Combined Redevelopment Project Areas) 6.875% 8/1/39	215,000	247,572
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39	1,000,000	1,185,320
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,150,810
San Francisco City & County Redevelopment Agency
(Mission Bay South Redevelopment Project) Series B 5.00% 8/1/43 (NATL-RE)	500,000	617,590
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	325,000	325,475

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	$573,245

		5,234,862

State General Obligation Bonds – 5.31%
California
5.25% 11/1/40	1,000,000	1,167,210
(Various Purposes)
5.25% 3/1/30	1,000,000	1,145,080
5.25% 4/1/35	1,000,000	1,207,260
6.00% 3/1/33	1,000,000	1,178,740
6.00% 4/1/38	515,000	583,727

		5,282,017

Transportation Revenue Bonds – 6.81%
Alameda Corridor Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	500,000	608,800
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	578,170
Los Angeles Department of Airports Senior
(Los Angeles International Airport) Series D 5.00% 5/15/36 (AMT)	1,000,000	1,200,520
Los Angeles Department of Airports Subordinate
(Los Angeles International Airport) Series B 5.00% 5/15/33	1,000,000	1,138,840
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	596,565
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	874,263
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,779,540

		6,776,698

Water & Sewer Revenue Bonds – 3.42%
California State Department of Water Resources Unrefunded (Central Valley Project) Series AG 5.00% 12/1/28	75,000	85,355
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,205,300
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	906,144

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
San Francisco City & County Public Utilities Commission Water Revenue
(Water & Sewer Improvement) Subordinate Series A 5.00% 11/1/32	1,015,000	$1,209,708

		3,406,507

Total Municipal Bonds (cost $87,911,472)		98,681,884

Total Value of Securities – 99.16% (cost $87,911,472)		$98,681,884

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $5,575,347, which represents 5.60% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until Aug. 1, 2023 at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

BHAC – Insured by Berkshire Hathaway Assurance Company

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.20%

Corporate Revenue Bond – 2.15%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	3,000,000	$4,546,020

		4,546,020

Education Revenue Bonds – 11.55%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	532,660
5.00% 11/1/44	890,000	945,064
144A 5.25% 7/1/46 #	1,350,000	1,442,583
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	2,280,000	2,288,162
7.45% 8/1/48	1,000,000	1,214,110
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,339,780
(Charter School Project) 5.00% 7/15/37	1,150,000	1,310,126
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	2,110,857
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,142,730
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	473,369
5.00% 12/1/42	540,000	561,087
(Loveland Classical Schools Project)
5.00% 7/1/36	625,000	656,675
5.00% 7/1/46	500,000	520,970
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	820,624
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	945,785
144A 5.50% 7/1/49 #	870,000	958,531
(University Lab Charter School) 144A 5.00% 12/15/45 #	500,000	534,045
(Woodrow Wilson Charter School Project)
5.25% 12/1/34 (SGI)	1,960,000	1,966,311
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,427,680
Series B-1 4.00% 6/1/38	1,970,000	2,227,874

		24,419,023

Electric Revenue Bonds – 1.30%
Colorado Springs Utilities System Revenue
Series A 5.00% 11/15/40	1,500,000	1,830,046
Series A 5.00% 11/15/45	750,000	911,557

		2,741,603

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 29.09%
Colorado Health Facilities Authority Revenue
(Adventist Health System / Sunbelt) Series A 4.00% 11/15/46	2,000,000	$2,197,320
(American Baptist)
7.625% 8/1/33	150,000	179,327
8.00% 8/1/43	1,000,000	1,211,910
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,666,819
Series A 5.00% 2/1/41	2,250,000	2,496,217
Series A 5.25% 2/1/33	1,000,000	1,125,210
Series A 5.25% 1/1/45	3,000,000	3,445,320
Series D 6.25% 10/1/33	2,000,000	2,215,720
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,581,060
6.375% 1/1/41	1,000,000	1,101,790
Series A 5.75% 1/1/37	1,500,000	1,509,855
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,502,401
Series A 5.00% 12/1/35	1,000,000	1,157,450
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	4,061,470
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,004,960
5.00% 12/1/42	2,500,000	2,778,200
5.00% 6/1/45	2,750,000	3,146,495
5.625% 6/1/43	1,150,000	1,378,609
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	2,000,000	2,365,420
(National Jewish Health Project) 5.00% 1/1/27	300,000	323,448
(NCMC Project) 4.00% 5/15/32	2,000,000	2,245,140
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,571,275
(Sisters of Charity of Leavenworth Health System)
Series A 5.00% 1/1/40	1,155,000	1,285,538
Series B 5.25% 1/1/25	2,500,000	2,834,225
(Sunny Vista Living Center)
Series A 144A 6.25% 12/1/50 #	935,000	1,014,858
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,215,620
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,073,470
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,807,125

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,120,000	$2,186,462
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	2,819,824

		61,502,538

Housing Revenue Bonds – 0.25%
Colorado Housing & Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	245,000	253,751
Series AA 4.50% 11/1/23 (GNMA)	255,000	285,758

		539,509

Lease Revenue Bonds – 3.19%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,659,732
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,314,780
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,763,100

		6,737,612

Local General Obligation Bonds – 12.61%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	346,050
4.00% 12/1/31	1,000,000	1,147,180
Arapahoe County School District No. 1 Englewood
4.00% 12/1/30	1,500,000	1,728,885
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,370,374
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,182,250
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,546,855
Denver City & County
Series A 5.00% 8/1/26	500,000	649,855
Series A 5.00% 8/1/27	600,000	775,494
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,585,784
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	373,527

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	$1,410,823
Eagle River Water & Sanitation District
4.50% 12/1/36	250,000	294,213
5.00% 12/1/45	1,000,000	1,229,860
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	385,081
5.50% 12/1/38	455,000	493,989
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork
Series 1 4.00% 12/15/31	1,300,000	1,508,611
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,622,500
Leyden Rock Metropolitan District No 10
Series A 5.00% 12/1/45	1,000,000	1,030,960
North Range Metropolitan District No. 2 5.50% 12/15/37 @	1,200,000	1,217,028
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,695,523
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,060,800

		26,655,642

Pre-Refunded Bonds – 12.67%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,801,025
Aurora Hospital Revenue
(Children’s Hospital Association Project) Series D
5.00% 12/1/23-18 (AGM) §	2,775,000	2,986,289
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt)
5.125% 11/15/24-16 §●	1,375,000	1,388,365
5.125% 11/15/24-16 §	75,000	75,729
(Total Long-Term Care)
Series A 6.00% 11/15/30-20 §	2,365,000	2,850,771
Series A 6.25% 11/15/40-20 §	750,000	911,753
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48-18 §	3,250,000	3,597,424
Garfield County School District No. 2
5.00% 12/1/25-16 (AGM) §	2,280,000	2,305,878
Grand County School District No. 2
(East Grand) 5.25% 12/1/25-17 (AGM) §	1,000,000	1,059,060

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33-18 §	1,400,000	$1,544,816
North Range Metropolitan
District No. 1 4.50% 12/15/31-16 (ACA) §	1,500,000	1,517,250
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27-19 §	2,795,000	3,124,195
Series HH 5.00% 6/1/29-19 §	2,355,000	2,632,372

		26,794,927

Special Tax Revenue Bonds – 14.34%
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	783,370
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,790,370
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,665,000	3,681,309
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,881,303
Denver Urban Renewal Authority
(Stapleton) Senior Subordinated Series B 5.00% 12/1/25	1,250,000	1,598,887
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,595,000	2,864,387
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,378,350
Series A 5.25% 1/1/36	1,675,000	1,868,144
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	983,449
5.35% 12/1/31	720,000	744,696
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,354,575
Regional Transportation District
Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,762,391
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,680,014
6.00% 1/15/41	2,400,000	2,775,816
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,007,097

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	$808,361
Thornton Development Authority
(East 144th Avenue & I-25 Project)
Series B 4.00% 12/1/37	650,000	701,610
Series B 5.00% 12/1/35	485,000	578,052
Series B 5.00% 12/1/36	810,000	962,078
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien)
5.00% 10/1/29 (AGM)	1,000,000	1,114,560

		30,318,819

Transportation Revenue Bonds – 10.51%
Colorado High Performance Transportation Enterprise Revenue
(Senior U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	2,140,000	2,346,317
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE)	2,000,000	2,018,340
Series A 5.25% 11/15/36	2,500,000	2,848,050
Series B 5.00% 11/15/30	1,000,000	1,207,870
Series B 5.00% 11/15/32	1,000,000	1,201,300
Series B 5.00% 11/15/37	8,000,000	9,563,360
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	780,618
Series C 5.375% 9/1/26	2,000,000	2,265,520

		22,231,375

Water & Sewer Revenue Bonds – 0.54%
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (AGC)	250,000	280,905
Town of Castle Rock Water & Sewer Revenue
Series 2016 4.00% 12/1/34	750,000	866,558

		1,147,463

Total Municipal Bonds (cost $187,819,369)		207,634,531

	Number of shares	Value (U.S. $)

Short-Term Investments – 0.79%

Money Market Mutual Fund – 0.03%
Dreyfus Tax Exempt Cash Management	74,310	$74,310

		74,310

	Principal amount°
Variable Rate Demand Notes – 0.76%¤
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation Bond Program)
0.57% 6/1/37 (LOC-U.S. Bancorp N.A.)	400,000	400,000
0.57% 12/1/37 (LOC-JPMorgan Chase Bank N.A.)	1,200,000	1,200,000

		1,600,000

Total Short-Term Investments (cost $1,674,310)		1,674,310

Total Value of Securities – 98.99% (cost $189,493,679)		$209,308,841

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $8,122,817, which represents 3.84% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $1,217,028, which represents 0.58% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

Schedules of investments

Delaware Tax-Free Colorado Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.19%

Corporate Revenue Bonds – 3.16%
Nez Perce Country, Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,500,000	$1,517,490
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,004,880

		3,522,370

Education Revenue Bonds – 13.46%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,353,900
Series A 4.25% 4/1/32 (NATL)	355,000	360,911
Series A 5.00% 4/1/26	965,000	1,164,389
Series A 5.00% 4/1/42	1,350,000	1,553,688
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,275,000	1,391,879
(Idaho Arts Charter School)
Series A 5.00% 12/1/38	1,000,000	1,113,620
Series A 144A 5.00% 12/1/46 #	1,000,000	1,098,080
(North Star Charter School Capital Appreciation Bond)
Series B 144A 5.00% 7/1/49 #^	2,888,155	308,455
(North Star Charter School) Series A 6.75% 7/1/48	529,151	544,237
(Victory Charter School, Inc. Project) Series B 5.00% 7/1/39	1,000,000	1,108,910
University of Idaho
Series 2011 5.25% 4/1/41 ●	1,840,000	2,153,867
Series B 4.50% 4/1/41 (AGM) ●	1,100,000	1,157,464
Series B 5.00% 4/1/28	1,000,000	1,121,280
Series B 5.00% 4/1/32	500,000	561,430

		14,992,110

Electric Revenue Bond – 2.13%
Boise-Kuna Irrigation District Revenue
5.00% 6/1/34	2,000,000	2,368,940

		2,368,940

Healthcare Revenue Bonds – 13.70%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	2,000,000	2,317,140
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,690,995
Series A 6.50% 11/1/23	250,000	280,062
Series A 6.75% 11/1/37	1,250,000	1,397,913
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,810,800

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	$1,502,974
Series D 5.00% 12/1/32	2,500,000	2,945,550
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	2,315,381

		15,260,815

Housing Revenue Bonds – 1.89%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,055,645
Series C Class II 4.95% 7/1/31	995,000	1,052,063

		2,107,708

Lease Revenue Bonds – 9.43%
Boise Urban Renewal Agency
5.00% 12/15/27	850,000	1,060,333
5.00% 12/15/31	750,000	920,677
5.00% 12/15/32	750,000	916,860
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,644,096
Series A 7.00% 2/1/36	1,500,000	1,805,370
Idaho State Building Authority Revenue
5.00% 9/1/40	1,250,000	1,498,550
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	540,613
Series A 4.50% 9/1/26	485,000	575,554
Series A 4.50% 9/1/27	505,000	595,390
(Eastern Idaho Technical College Project) Series B
5.00% 9/1/25	740,000	947,015

		10,504,458

Local General Obligation Bonds – 23.46%
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,699,950
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	1,833,665
Series A 5.00% 9/15/31	870,000	1,052,430
Series C 5.00% 9/15/23	370,000	452,447

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Canyon County School District No. 131 Nampa
(School Board Guaranteed)
5.00% 9/15/24	500,000	$639,995
5.00% 9/15/25	750,000	976,613
Series B 5.00% 8/15/23	1,295,000	1,622,609
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,834,589
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,924,989
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,223,240
Series B 5.00% 9/15/24	1,480,000	1,810,455
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/33	1,125,000	1,334,576
Series B 5.00% 9/15/30 (NATL)	725,000	727,603
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	623,814
Series B 4.00% 9/15/25	650,000	746,505
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,917,075
Series B 5.00% 8/15/25	1,080,000	1,403,946
Series B 5.00% 8/15/26	710,000	937,498
Twin Falls County School District No. 411
(School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	1,191,810
Twin Falls County School District No. 413 Filer
(School Board Guaranteed) 5.25% 9/15/25	2,000,000	2,175,320

		26,129,129

Pre-Refunded Bonds – 9.27%
Boise State University Revenue
(General Project)
Series A 4.25% 4/1/32-17 (NATL) §	395,000	403,651
Series A 5.00% 4/1/39-19 §	1,000,000	1,110,440
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31-18 §	1,000,000	1,098,420
Idaho Bond Bank Authority Revenue
(State Intercept)
Series A 5.00% 9/15/28-19 §	1,250,000	1,386,125
Series A 5.25% 9/15/26-19 §	2,000,000	2,230,360
Series C 5.375% 9/15/38-18 §	1,000,000	1,096,850

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,210,000	$1,357,039
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/25-18 (AGC) §	1,500,000	1,629,480
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/28-19 §	15,000	17,050

		10,329,415

Special Tax Revenue Bonds – 16.14%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	600,961
Series A 5.25% 1/1/36	705,000	786,293
Series B-1 5.00% 1/1/42	1,425,000	1,559,292
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/20 (AGC)	2,750,000	2,970,165
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	4,058,717
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,614,765
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,128,080
5.90% 3/1/30	3,000,000	3,256,020
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,671,840
Series A 5.00% 10/1/29	325,000	325,474

		17,971,607

Transportation Revenue Bonds – 4.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,138,860
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,178,460
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,359,458

		4,676,778

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bond – 0.35%
Guam Government Waterworks Authority
5.00% 1/1/46	335,000	$392,921

		392,921

Total Municipal Bonds (cost $99,988,996)		108,256,251

	Number of shares

Short-Term Investment – 1.52%

Money Market Mutual Fund – 1.52%
Dreyfus Tax Exempt Cash Management Fund	1,697,908	1,697,908

Total Short-Term Investment (cost $1,697,908)		1,697,908

Total Value of Securities – 98.71% (cost $101,686,904)		$109,954,159

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $2,534,615, which represents 2.28% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

NATL – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.55%

Corporate Revenue Bonds – 6.21%
Build NYC Resource
(Pratt Paper Income Project) 144A 5.00% 1/1/35 (AMT) #	750,000	$865,223
New York Liberty Development Revenue
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	500,000	573,795
Class 3 6.375% 7/15/49	865,000	981,879
New York State Transportation Development Special Facilities Revenue
(American Airlines, John F. Kennedy International Airport Project) 5.00% 8/1/31 (AMT)	120,000	132,218
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,076,048
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	794,052
TSASC Revenue
(Asset-Backed)
Series 1 5.00% 6/1/34	500,000	500,515
Series 1 5.125% 6/1/42	1,050,000	1,048,278

		5,972,008

Education Revenue Bonds – 22.28%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A
5.00% 4/1/37	250,000	226,970
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing)
6.00% 10/1/31	525,000	631,066
Build NYC Resource
5.50% 11/1/44	1,100,000	1,224,905
(Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	537,060
5.50% 4/1/43	500,000	547,260
(Packer Collegiate Institution) 5.00% 6/1/40	750,000	886,170
Dutchess County Local Development
(Marist College Project) Series A 5.00% 7/1/19	760,000	847,879

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	$455,164
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.00% 10/1/22	340,000	401,724
5.00% 10/1/23	470,000	565,607
5.25% 10/1/31	500,000	576,335
5.50% 10/1/41	500,000	574,005
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	358,605
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,107,030
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	576,325
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	485,164
(Brooklyn Law School) 5.75% 7/1/33	340,000	377,978
(Cornell University) Series A 5.00% 7/1/34	170,000	190,191
(Fordham University) 5.00% 7/1/44	650,000	771,537
(Manhattan Marymount) 5.00% 7/1/24	350,000	384,107
(Mt. Sinai School of Medicine) Series A 5.00% 7/1/19	500,000	557,065
(New York University) Series A 5.25% 7/1/34	500,000	561,085
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,198,840
(Rockefeller University) Series A 5.00% 7/1/27	250,000	279,543
(Skidmore College) Series A 5.00% 7/1/21	325,000	384,836
(Teachers College) 5.50% 3/1/39	250,000	276,957
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,145,270
(University of Rochester)
Series A 5.125% 7/1/39	250,000	278,997
Unrefunded Interest Appreciation Series A-2 4.375% 7/1/20	55,000	55,658
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	554,645
Onondaga County Trust for Cultural Research Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	398,454
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,120,760

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project)
5.00% 3/1/26	600,000	$601,902
Tompkins County Development
(Ithaca College) 5.00% 7/1/34	750,000	903,698
Troy Capital Resource Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	165,000	178,207
Troy Industrial Development Authority
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	582,015
Yonkers Economic Development Education Revenue
(Charter School Educational Excellence) Series A
6.25% 10/15/40	600,000	644,202

		21,447,216

Electric Revenue Bonds – 3.24%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/44	750,000	893,580
Series A 5.75% 4/1/39	350,000	388,917
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	592,540
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	1,000,000	1,246,410

		3,121,447

Healthcare Revenue Bonds – 15.45%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Obligation) 5.25% 7/1/35	250,000	302,747
Dutchess County Local Development
Series A 5.00% 7/1/34	350,000	415,856
Series A 5.00% 7/1/44	1,000,000	1,175,650
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	505,515
Monroe County Industrial Development
(Rochester General Hospital)
Series A 5.00% 12/1/27	330,000	387,899
Series A 5.00% 12/1/28	655,000	766,527
(University Hospital of Rochester Project)
5.50% 8/15/40 (FHA)	585,000	687,556
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island)
5.00% 7/1/29	375,000	449,273
5.00% 7/1/33	725,000	851,223

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	$559,790
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	723,306
Subordinate Series A2 5.00% 7/1/26	500,000	538,760
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	683,712
(New York University Hospital Center) 4.00% 7/1/40	1,250,000	1,393,487
(North Shore Long Island Jewish Group) Series A 5.00% 5/1/41	500,000	574,320
(Orange Regional Medical Center)
144A 5.00% 12/1/45 #	700,000	790,902
6.125% 12/1/29	540,000	588,249
6.25% 12/1/37	250,000	272,443
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Project) 6.50% 1/1/46	500,000	516,945
Saratoga County
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	605,315
Southold Local Development Revenue
(Peconic Landing Project) 5.00% 12/1/45	750,000	848,040
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	430,000	489,245
(Peconic Landing Southhold) 6.00% 12/1/40	650,000	739,609

		14,866,369

Lease Revenue Bonds – 8.18%
Erie County Industrial Development Agency School Facility Revenue
(Buffalo City School District) Series A 5.25% 5/1/25	500,000	558,490
Hudson Yards Infrastructure Revenue
Series A 5.75% 2/15/47	1,000,000	1,179,900
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A
5.00% 5/1/18	350,000	373,481
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	1,251,070
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,675,560
New York Liberty Development
(4 World Trade Center) 5.00% 11/15/31	500,000	586,210

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New York Liberty Development
(Class 1 - 3 World Trade Center) 144A 5.00% 11/15/44 #	500,000	$581,715
(Class 2 - 3 World Trade Center) 144A 5.375% 11/15/40 #	500,000	599,010
New York State Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	517,745
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	552,840

		7,876,021

Local General Obligation Bonds – 4.75%
New York City
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,218,110
Series B 5.00% 8/1/27	500,000	603,280
Series C-1 5.00% 10/1/19	150,000	157,032
Series G 5.00% 8/1/22	500,000	609,480
Subordinate Series A-1 5.00% 10/1/27	500,000	605,745
Subordinate Series I-1 5.375% 4/1/36	190,000	212,792
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	594,645
Series A 5.00% 10/1/25 (AGM)	500,000	574,410

		4,575,494

Pre-Refunded/Escrowed to Maturity Bonds – 6.53%
Albany Industrial Development Agency Civic Facilities Revenue
(St. Peter’s Hospital Project) Series A
5.25% 11/15/32-17 §	800,000	845,288
Long Island Power Authority Electric System Revenue
Series B 5.75% 4/1/33-19 §	250,000	282,297
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28-18 §	150,000	169,165
New York City
Subordinate Series C-1 5.00% 10/1/19-17 §	350,000	366,719
Subordinate Series I-1 5.375% 4/1/36-19 §	310,000	347,206
New York City Municipal Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40-18 §	75,000	81,845
New York City Transitional Finance Authority Revenue
(Future Tax Secured) Subordinated Series B
5.00% 11/1/18-17 §	335,000	344,846

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai School of Medicine) 5.125% 7/1/39-19 §	500,000	$562,035
(North Shore Long Island Jewish Group) Series A 5.50% 5/1/37-19 §	500,000	564,355
(University of Rochester) Interest Appreciation Series A-2 4.375% 7/1/20-17 §	65,000	65,821
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center)
4.50% 7/1/32-22 §	380,000	455,662
5.00% 7/1/42-22 §	750,000	920,543
5.125% 7/1/31-19 §	500,000	562,785
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University Project) Series A 5.00% 10/1/16	500,000	501,910
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28-21 §	70,000	83,599
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24-18 §	120,000	131,620

		6,285,696

Resource Recovery Revenue Bond – 0.17%
Jefferson County Industrial Development Agency
(Green Bond) 144A 5.25% 1/1/24 (AMT) #@	160,000	158,674

		158,674

Special Tax Revenue Bonds – 17.30%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	591,420
6.375% 7/15/43	500,000	593,495
6.50% 7/15/30	500,000	595,575
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	529,573
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	267,674
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	566,005
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2015 Series S-1 5.00% 7/15/43	1,000,000	1,206,220
Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,181,140

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2011 Series D 5.00% 2/1/26	250,000	$292,270
Fiscal 2011 Series D 5.25% 2/1/29	500,000	588,260
Fiscal 2011 Subordinate Series C 5.25% 11/1/25	500,000	588,365
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	908,430
Fiscal 2014 Subordinate Series B1 5.00% 11/1/40	750,000	916,927
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,212,330
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	1,000,000	1,126,250
Unrefunded Subordinate Series B 5.00% 11/1/18	165,000	169,983
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,225,610
New York Environmental Facilities
Series A 5.25% 12/15/19	350,000	401,839
New York State Dormitory Authority General Purpose
Series C 5.00% 3/15/34	500,000	585,520
Series E 5.00% 3/15/32	1,000,000	1,252,570
New York State Urban Development Revenue
(Personal Income Tax) Series A 4.00% 3/15/36	1,000,000	1,132,950
Sales Tax Asset Receivable
Fiscal 2015 Series A 5.00% 10/15/22	500,000	617,390
Virgin Islands Public Finance Authority Revenue
(Matching Fund Loan Note - Senior Lien) Series A
5.00% 10/1/29	100,000	100,146

		16,649,942

State General Obligation Bonds – 0.70%
New York City
Series E 5.00% 8/1/28	125,000	143,654
New York State
Series A 5.00% 3/1/38	500,000	532,225

		675,879

Transportation Revenue Bonds – 11.06%
Metropolitan Transportation Authority Revenue
Series C 5.00% 11/15/32	500,000	603,280
Series C 6.50% 11/15/28	50,000	56,328
Series D 5.00% 11/15/32	500,000	603,280
Series D 5.25% 11/15/27	500,000	587,745
New York City Transitional Finance Authority Revenue
(Future Tax Secured)
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/33	670,000	834,632
Fiscal 2016 Subordinate Series A-1 5.00% 8/1/34	1,500,000	1,858,905

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
New York State Thruway Authority General Revenue
Series H 5.00% 1/1/30 (NATL)	750,000	$793,343
Series I 5.00% 1/1/32	700,000	825,503
New York State Thruway Authority General Revenue Junior Indebtedness Obligation
(Junior Lien) Series A 5.25% 1/1/56	1,000,000	1,238,790
New York State Transportation Development Special Facilities Revenue
(LaGuardia Airport Terminal B Redevelopment Project)
Series A 5.25% 1/1/50 (AMT)	500,000	586,760
Port Authority of New York & New Jersey
(Consolidated Series 186) 5.00% 10/15/22 (AMT)	750,000	909,818
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	269,917
(JFK International Air Terminal)
6.00% 12/1/42	700,000	822,885
6.50% 12/1/28	550,000	566,489
Triborough Bridge & Tunnel Authority Unrefunded Series C 5.00% 11/15/24	80,000	87,430

		10,645,105

Water & Sewer Revenue Bonds – 1.68%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	125,000	136,481
(Second General Resolution)
Fiscal 2009 Series FF-2 5.50% 6/15/40	250,000	282,110
Fiscal 2012 Series BB 5.25% 6/15/44	500,000	600,105
New York State Environmental Facilities Revenue
(Clean Water & Drinking Water Revolving Funds) 5.00% 6/15/30	500,000	593,360

		1,612,056

Total Municipal Bonds (cost $85,466,376)		93,885,907

Short-Term Investment – 1.45%

Variable Rate Demand Notes – 1.45%¤
City of New York Fiscal 2015 Series F 0.59% 6/1/44 (SPA - JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue (Second General Resolution) Fiscal 2008 Series BB-5 0.56% 6/15/33 (SPA - Bank of America N.A.)	400,000	400,000

Total Short-Term Investment (cost $1,400,000)		1,400,000

Schedules of investments

Delaware Tax-Free New York Fund

Total Value of Securities – 99.00% (cost $86,866,376)	$95,285,907

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $4,071,572, which represents 4.23% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $158,674, which represents 0.16% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.69%

Corporate Revenue Bonds – 4.84%
Dauphin County Industrial Development Authority Water Revenue
(Dauphin Consolidated Water Supply Project) Series B 6.70% 6/1/17	1,750,000	$1,817,550
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,509,280
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,747,040
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,208,074

		24,281,944

Education Revenue Bonds – 20.94%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	868,665
7.00% 11/1/40	1,000,000	1,167,650
(Carnegie Mellon University)
5.00% 3/1/28	3,000,000	3,653,520
Series A 5.00% 3/1/24	1,000,000	1,195,800
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,737,915
(Robert Morris University)
Series A 5.50% 10/15/30	1,275,000	1,446,462
Series A 5.75% 10/15/40	2,200,000	2,509,232
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	5,174,126
Chester County Industrial Development Authority Revenue
(Renaissance Academy Charter School)
5.00% 10/1/34	1,000,000	1,111,910
5.00% 10/1/39	1,250,000	1,378,738
5.00% 10/1/44	1,000,000	1,097,090
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,234,222
Series A 5.00% 8/1/45	1,250,000	1,370,637
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/39	875,000	973,490
5.00% 7/1/45	2,500,000	2,754,700
5.00% 7/1/46	1,425,000	1,578,145

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/47	1,000,000	$1,118,200
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	796,210
5.25% 2/1/34	1,000,000	1,076,530
5.25% 2/1/39	2,750,000	2,952,345
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
4.25% 4/1/35	1,080,000	1,155,287
5.625% 4/1/40	2,375,000	2,584,404
5.75% 4/1/40	2,000,000	2,303,100
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	4,000,000	4,403,040
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University)
4.00% 5/1/36	3,105,000	3,435,186
5.00% 5/1/35	1,000,000	1,214,430
(Edinboro University Foundation Student Housing Project)
6.00% 7/1/42	1,400,000	1,471,232
6.00% 7/1/43	1,000,000	1,103,130
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	2,021,880
Series A 5.00% 7/1/41	1,500,000	1,706,685
(Philadelphia University) 5.00% 6/1/32	2,000,000	2,288,660
(Shippensburg University)
5.00% 10/1/44	1,500,000	1,642,215
6.25% 10/1/43	2,000,000	2,307,820
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,711,924
(Thomas Jefferson University) Series A 5.00% 9/1/45	7,000,000	8,267,980
(University of the Sciences)
5.00% 11/1/36	1,500,000	1,775,775
5.00% 11/1/42	1,000,000	1,165,630
Pennsylvania State University
Series A 5.00% 9/1/41	1,500,000	1,858,455
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	3,025,900

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	1,035,000	$1,127,839
Series A 5.75% 6/15/42	2,500,000	2,702,450
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,621,290
Series A 5.625% 6/15/42	3,000,000	3,268,680
(Mast Charter School) 6.00% 8/1/35	1,610,000	1,799,175
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,144,080
(Performing Arts Charter School Project) 144A
6.75% 6/15/43 #	2,550,000	2,734,110
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	1,184,914
7.00% 6/15/43	1,535,000	1,802,305
(Temple University Second Series) 5.00% 4/1/36	1,145,000	1,371,721
State Public School Building Authority
(Montgomery County Community College)
5.00% 5/1/28	2,000,000	2,449,060
University of Pittsburgh Commonwealth System of Higher Education
(University Capital Project) Series B 5.25% 9/15/25	2,000,000	2,265,040

		105,108,984

Electric Revenue Bonds – 0.39%
Philadelphia Gas Works Revenue Fourteenth Series
(1998 General Ordinance)
4.00% 10/1/35	500,000	556,100
4.00% 10/1/36	750,000	832,058
4.00% 10/1/37	500,000	553,775

		1,941,933

Healthcare Revenue Bonds – 24.43%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.50% 8/15/34	3,980,000	4,484,146
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.50% 11/1/31	10,000,000	11,348,200
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,891,240
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,162,500

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Chester County Health & Education Facilities Authority Revenue
(Simpson Senior Services Project)
Series A 5.00% 12/1/35	775,000	$816,602
Series A 5.25% 12/1/45	1,360,000	1,437,438
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/38	2,000,000	2,343,580
Unrefunded 6.375% 1/1/39	495,000	555,712
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Unrefunded
6.00% 6/1/36	795,000	901,729
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,687,160
Geisinger Authority Health System
Series A-1 5.125% 6/1/41	4,000,000	4,526,760
Indiana County Hospital Authority Revenue
(Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,883,879
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	261,910
5.50% 7/1/45	1,000,000	1,046,840
Series A 6.50% 7/1/40	3,000,000	3,070,860
(Landis Homes Retirement Community Project) Series A
5.00% 7/1/45	2,000,000	2,290,760
(Masonic Villages Project) 5.00% 11/1/35	2,000,000	2,379,640
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,539,271
5.00% 4/1/33	1,830,000	1,950,853
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,077,090
5.25% 7/1/42	1,500,000	1,609,515
(Lehigh Valley Health Network)
Series A 3.00% 7/1/36	1,000,000	994,790
Series A 3.125% 7/1/38	1,805,000	1,807,978
Series A 4.00% 7/1/35	2,500,000	2,738,525
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32	1,150,000	1,286,275
Series A 5.00% 1/1/41	1,500,000	1,668,270

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	$1,248,180
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital Obligated Group)
Series A 5.00% 6/1/31	4,000,000	4,616,880
Series A 5.125% 6/1/33	5,000,000	5,458,750
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,444,200
5.00% 11/15/28	1,600,000	1,841,024
5.00% 11/15/29	680,000	779,634
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A
5.25% 1/15/45	5,000,000	5,737,500
(Foulkeways at Gwynedd Project) 5.00% 12/1/46	1,500,000	1,749,840
(Whitemarsh Continuing Care Retirement Community Project) 5.375% 1/1/50	4,000,000	4,216,560
Moon Industrial Development Authority Revenue
(Baptist Homes Society Obligation) 6.125% 7/1/50	4,000,000	4,609,360
Northampton County Industrial Development Authority
(Morningstar Senior Living Project)
5.00% 7/1/27	1,400,000	1,521,422
5.00% 7/1/32	1,275,000	1,364,645
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A
5.00% 7/1/43	1,265,000	1,461,619
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University)
5.00% 3/1/24	1,115,000	1,347,266
Series A 5.25% 9/1/50	2,500,000	2,996,000
(University of Pennsylvania Health System)
5.00% 8/15/40	3,375,000	4,054,219
Series C 4.00% 8/15/41	3,500,000	3,891,615
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project)
Series A 5.625% 7/1/35 (HUD)	2,295,000	2,321,553

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	4,995,000	$5,819,275
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,750,000	5,371,633

		122,612,698

Housing Revenue Bonds – 1.23%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	835,000	836,119
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,346,194

		6,182,313

Lease Revenue Bonds – 3.53%
Allegheny County Industrial Development Authority Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,336,829
5.125% 9/1/31	890,000	891,050
Pennsylvania Commonwealth Financing Authority Revenue
Series B 5.00% 6/1/31 (AGC)	10,000,000	10,981,700
Philadelphia Municipal Authority Revenue
6.50% 4/1/39	4,000,000	4,489,440

		17,699,019

Local General Obligation Bonds – 7.15%
Allegheny County
Series C-69 5.00% 12/1/28	1,000,000	1,180,820
Series C-70 5.00% 12/1/33	2,205,000	2,626,860
Bucks County
4.00% 5/1/29	1,650,000	1,951,983
Chester County
5.00% 7/15/27	1,750,000	2,293,655
5.00% 7/15/29	1,000,000	1,296,960
5.00% 11/15/32	5,725,000	6,872,405
5.00% 11/15/33	2,625,000	3,142,256
Series A 4.00% 7/15/28	1,750,000	2,092,895
Series A 4.00% 7/15/29	750,000	890,647
City of Philadelphia
Series A 5.25% 7/15/29	2,500,000	3,056,825
City of Pittsburgh
Series B 5.00% 9/1/26	3,000,000	3,589,530

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Fox Chapel Area School District
5.00% 8/1/25	1,000,000	$1,209,769
Montgomery County
Series A 4.00% 4/1/26	2,255,000	2,640,064
Series A 4.00% 4/1/27	2,635,000	3,049,275

		35,893,944

Pre-Refunded/Escrowed to Maturity Bonds – 18.45%
Bethel Park School District
5.10% 8/1/33-19§	3,000,000	3,381,030
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39-19§	8,000,000	9,456,240
Chester County
Series C 5.00% 7/15/29-19§	3,000,000	3,367,170
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project) 6.375% 1/1/39-19§	4,505,000	5,093,939
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) 6.00% 6/1/36-19§	4,205,000	4,809,679
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29-19§	90,000	103,850
Series A 5.75% 12/1/34-19§	3,050,000	3,531,565
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30-20§	2,650,000	3,095,041
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
Series A-1 6.25% 11/15/29-19§	700,000	820,918
Series B 5.00% 11/15/22-16§	3,000,000	3,027,690
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project)
5.375% 8/1/38-20 (FHA)§	995,000	1,169,961
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	5,000,000	5,647,600
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Slippery Rock University Foundation)
Series A 5.00% 7/1/39-17 (SGI)§	4,000,000	4,147,600
(Trustees of the University of Pennsylvania)
5.00% 9/1/29-20§	1,000,000	1,163,500
Series A 5.00% 9/1/29-21§	1,000,000	1,182,450

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of Pennsylvania)
Series B 5.00% 9/1/26-19§	1,450,000	$1,633,309
Series B 5.00% 9/1/27-19§	1,550,000	1,745,951
Series B 5.00% 9/1/30-19§	1,000,000	1,126,420
Series B 5.00% 9/1/31-19§	250,000	281,605
Series B 5.00% 9/1/32-19§	1,000,000	1,126,420
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	5,441,610
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
5.00% 8/15/24-21§	4,850,000	5,811,706
5.75% 8/15/23-21§	2,500,000	3,086,400
Series A 5.25% 8/15/26-21§	3,910,000	4,732,586
Pennsylvania Industrial Development Authority Revenue
(Economic Development)
5.50% 7/1/23-18§	615,000	669,797
Unrefunded 5.50% 7/1/23-18§	4,385,000	4,775,703
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	7,365,000	8,092,441
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project) 5.50% 7/1/29-20§	3,500,000	4,113,235

		92,635,416

Resource Recovery Revenue Bonds – 1.07%
Delaware County Industrial Development Authority
(Covanta Project) Series A 5.00% 7/1/43	2,155,000	2,237,364
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F
4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	3,145,847

		5,383,211

Special Tax Revenue Bonds – 2.54%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	3,500,000	3,826,830
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,233,920
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,302,780

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Pittsburgh & Allegheny County Sports & Exhibition Authority
5.00% 2/1/35 (AGM)	3,000,000	$3,390,060
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,011,940

		12,765,530

State General Obligation Bonds – 1.45%
Pennsylvania
First Series 5.00% 4/1/26	1,500,000	1,807,065
First Series 5.00% 3/15/28	5,000,000	5,486,900

		7,293,965

Transportation Revenue Bonds – 8.92%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,979,920
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,588,800
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	3,084,148
Series A 5.00% 12/1/23	2,450,000	3,015,803
Series C 5.00% 12/1/44	5,000,000	5,955,200
Series E 5.00% 12/1/29	5,000,000	5,800,650
Series E 5.00% 12/1/30	2,000,000	2,334,840
Subordinate Series A-1 5.00% 12/1/46	4,000,000	4,670,000
Philadelphia Airport Revenue
Series A 5.375% 6/15/29 (AGC)	4,030,000	4,173,267
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	6,200,844

		44,803,472

Water & Sewer Revenue Bonds – 4.75%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,951,159
Bucks County Water & Sewer Authority
Series A 5.00% 12/1/37 (AGM)	780,000	936,109
Series A 5.00% 12/1/40 (AGM)	1,000,000	1,199,310
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,205,534
6.00% 12/1/37	1,000,000	1,052,120
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,368,580

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Guam Government Waterworks Authority
5.00% 1/1/46	1,450,000	$1,700,705
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,406,615
Series A 5.00% 7/1/45	2,500,000	2,969,425
Westmoreland County Municipal Authority
5.00% 8/15/42 (BAM)	3,400,000	4,036,208

		23,825,765

Total Municipal Bonds (cost $451,911,076)		500,428,194

Short-Term Investments – 0.31%

Variable Rate Demand Notes – 0.31%¤
Hospitals & Higher Education Facilities Authority of Philadelphia (The Children’s Hospital of Philadelphia Project)
0.58% 7/1/25 (SPA - Wells Fargo Bank N.A.)	700,000	700,000
Montgomery County Industrial Development Authority Revenue (Retirement Community)
0.64% 11/15/29 (SPA - TD Bank N.A.) (AGC)	850,000	850,000

Total Short-Term Investments (cost $1,550,000)		1,550,000

Total Value of Securities – 100.00% (cost $453,461,076)		$501,978,194

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $2,734,110, which represents 0.54% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

N.A. – National Association

TD – Toronto Dominion

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
August 31, 2016

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$84,225,576	$98,681,884	$207,634,531
Short-term investments, at value[2]	—	—	1,674,310
Cash	141,895	—	13
Interest receivable	798,128	1,205,550	2,348,418
Receivable for fund shares sold	—	53,882	177,653

Total assets	85,165,599	99,941,316	211,834,925

Liabilities:
Cash overdraft	—	53,962	—
Distribution payable	65,319	77,963	169,909
Payable for fund shares redeemed	2,664	189,773	35,028
Investment management fees payable to affiliates	32,864	33,560	82,494
Distribution fees payable to affiliates	21,596	29,389	52,219
Other accrued expenses	20,135	27,556	49,186
Audit and tax fees payable	3,653	4,804	4,080
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,463	1,708	3,605
Trustees’ fees and expenses payable	479	558	1,180
Accounting and administration expenses payable to affiliates	339	396	836
Legal fees payable to affiliates	125	146	314
Reports and statements to shareholders payable to affiliates	62	73	155

Total liabilities	148,699	419,888	399,006

Total Net Assets	$85,016,900	$99,521,428	$211,435,919

Net Assets Consist of:
Paid-in capital	$78,744,403	$90,411,656	$196,235,313
Undistributed net investment income	19,968	18,763	352,558
Accumulated net realized loss on investments	(1,257,748)	(1,679,403)	(4,967,114)
Net unrealized appreciation of investments	7,510,277	10,770,412	19,815,162

Total Net Assets	$85,016,900	$99,521,428	$211,435,919

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Arizona Fund	California Fund	Colorado Fund
Net Asset Value
Class A:
Net assets	$74,555,701	$63,284,101	$182,763,560
Shares of beneficial interest outstanding, unlimited authorization, no par	6,299,952	5,023,291	15,685,125
Net asset value per share	$11.83	$12.60	$11.65
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.39	$13.19	$12.20

Class C:
Net assets	$6,815,614	$18,827,058	$16,461,127
Shares of beneficial interest outstanding, unlimited authorization, no par	574,403	1,491,857	1,408,853
Net asset value per share	$11.87	$12.62	$11.68

Institutional Class:
Net assets	$3,645,585	$17,410,269	$12,211,232
Shares of beneficial interest outstanding, unlimited authorization, no par	308,030	1,382,111	1,048,064
Net asset value per share	$11.84	$12.60	$11.65

[1] Investments, at cost	$76,715,299	$87,911,472	$187,819,369

[2] Short-term investments, at cost	—	—	1,674,310

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$108,256,251	$93,885,907	$500,428,194
Short-term investments, at value[2]	1,697,908	1,400,000	1,550,000
Cash	634	57,989	111,412
Interest receivable	1,540,832	993,706	6,234,013
Receivable for fund shares sold	90,666	103,204	287,306
Receivable for securities sold	—	—	94,763

Total assets	111,586,291	96,440,806	508,705,688

Liabilities:
Distribution payable	78,905	65,684	405,601
Payable for fund shares redeemed	2,847	31,577	263,034
Payable for securities purchased	—	—	5,591,358
Investment management fees payable to affiliates	43,917	32,858	225,292
Distribution fees payable to affiliates	40,840	29,176	120,387
Other accrued expenses	24,960	29,005	114,757
Audit and tax fees payable	3,609	3,791	4,873
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,906	1,644	8,621
Trustees’ fees and expenses payable	624	537	2,823
Accounting and administration expenses payable to affiliates	442	382	2,000
Legal fees payable to affiliates	168	139	745
Reports and statements to shareholders payable to affiliates	82	70	369

Total liabilities	198,300	194,863	6,739,860

Total Net Assets	$111,387,991	$96,245,943	$501,965,828

Net Assets Consist of:
Paid-in capital	$108,170,560	$89,183,941	$455,707,983
Distributions in excess of net investment income	(6,473)	(650)	(108,966)
Accumulated net realized loss on investments	(5,043,351)	(1,356,879)	(2,150,307)
Net unrealized appreciation of investments	8,267,255	8,419,531	48,517,118

Total Net Assets	$111,387,991	$96,245,943	$501,965,828

	Delaware Tax-Free	Delaware Tax-Free	Delaware Tax-Free
	Idaho Fund	New York Fund	Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$70,305,688	$55,417,689	$439,378,556
Shares of beneficial interest outstanding, unlimited authorization, no par	5,963,062	4,626,626	52,394,733
Net asset value per share	$11.79	$11.98	$8.39
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.35	$12.54	$8.79

Class C:
Net assets	$30,834,459	$20,899,486	$36,215,196
Shares of beneficial interest outstanding, unlimited authorization, no par	2,617,225	1,749,119	4,317,073
Net asset value per share	$11.78	$11.95	$8.39

Institutional Class:
Net assets	$10,247,844	$19,928,768	$26,372,076
Shares of beneficial interest outstanding, unlimited authorization, no par	869,003	1,664,536	3,147,089
Net asset value per share	$11.79	$11.97	$8.38

[1] Investments, at cost	$99,988,996	$85,466,376	$451,911,076

[2] Short-term investments, at cost	1,697,908	1,400,000	1,550,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2016

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,460,993	$3,975,457	$8,654,593

Expenses:
Management fees	424,671	514,998	1,097,024
Distribution expenses – Class A	191,888	157,526	445,327
Distribution expenses – Class C	67,486	175,489	138,529
Dividend disbursing and transfer agent fees and expenses	48,118	62,712	121,509
Audit and tax fees	44,822	45,508	46,436
Accounting and administration expenses	27,519	30,327	64,600
Registration fees	13,616	10,349	10,010
Reports and statements to shareholders expenses	12,143	11,095	21,238
Legal fees	8,887	8,477	19,494
Trustees’ fees and expenses	4,113	4,561	9,720
Custodian fees	3,447	6,094	8,124
Other	12,330	13,869	18,749

	859,040	1,041,005	2,000,760
Less expenses waived	(98,311)	(174,139)	(239,634)
Less expense paid indirectly	(40)	(29)	(110)

Total operating expenses	760,689	866,837	1,761,016

Net Investment Income	2,700,304	3,108,620	6,893,577

Net Realized and Unrealized Gain:
Net realized gain	420,673	290,239	528,372
Net change in unrealized appreciation (depreciation) of investments	2,487,555	3,374,665	6,666,063

Net Realized and Unrealized Gain	2,908,228	3,664,904	7,194,435

Net Increase in Net Assets Resulting from Operations	$5,608,532	$6,773,524	$14,088,012

See accompanying notes, which are an integral part of the financial statements.

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,270,020	$3,464,879	$21,559,898

Expenses:
Management fees	592,348	493,203	2,707,639
Distribution expenses — Class A	183,764	136,632	1,057,634
Distribution expenses — Class C	292,841	192,147	336,605
Dividend disbursing and transfer agent fees and expenses	65,123	67,548	335,683
Audit and tax fees	44,731	42,291	43,920
Accounting and administration expenses	34,886	29,042	159,491
Registration fees	12,600	11,299	16,889
Reports and statements to shareholders expenses	12,489	11,927	51,059
Legal fees	9,839	8,132	46,079
Trustees’ fees and expenses	5,202	4,311	23,786
Custodian fees	4,469	3,639	19,326
Other	12,183	17,497	28,565

	1,270,475	1,017,668	4,826,676
Less expenses waived	(137,141)	(195,917)	(280,702)
Less expense paid indirectly	(60)	(29)	(316)

Total operating expenses	1,133,274	821,722	4,545,658

Net Investment Income	3,136,746	2,643,157	17,014,240

Net Realized and Unrealized Gain:
Net realized gain	167,308	97,924	865,820
Net change in unrealized appreciation (depreciation) of investments	2,434,114	3,712,411	13,403,506

Net Realized and Unrealized Gain	2,601,422	3,810,335	14,269,326

Net Increase in Net Assets Resulting from Operations	$5,738,168	$6,453,492	$31,283,566

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,700,304	$2,800,959
Net realized gain	420,673	89,236
Net change in unrealized appreciation (depreciation)	2,487,555	(210,123)

Net increase in net assets resulting from operations	5,608,532	2,680,072

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,473,239)	(2,609,063)
Class B	—	(75)
Class C	(166,847)	(165,788)
Institutional Class	(49,420)	(17,946)

	(2,689,506)	(2,792,872)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,011,173	2,174,576
Class C	345,976	1,052,259
Institutional Class	2,938,597	551,671

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,888,780	1,975,880
Class B	—	81
Class C	145,139	140,376
Institutional Class	32,075	13,235

	9,361,740	5,908,078

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(11,077,691)	$(8,565,192)
Class B	—	(27,856)
Class C	(654,598)	(666,706)
Institutional Class	(108,022)	(35,944)

	(11,840,311)	(9,295,698)

Decrease in net assets derived from capital share transactions	(2,478,571)	(3,387,620)

Net Increase (Decrease) in Net Assets	440,455	(3,500,420)

Net Assets:
Beginning of year	84,576,445	88,076,865

End of year	$85,016,900	$84,576,445

Undistributed net investment income	$19,968	$19,876

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/16	8/31/15

Increase in Net Assets from Operations:
Net investment income	$3,108,620	$3,189,918
Net realized gain	290,239	74,435
Net change in unrealized appreciation (depreciation)	3,374,665	104,250

Net increase in net assets resulting from operations	6,773,524	3,368,603

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,158,403)	(2,364,024)
Class B	—	(483)
Class C	(468,811)	(426,950)
Institutional Class	(477,490)	(392,947)

	(3,104,704)	(3,184,404)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,680,626	5,779,743
Class C	3,529,652	2,314,906
Institutional Class	8,131,495	8,534,618

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,884,754	2,080,029
Class B	—	520
Class C	394,763	348,149
Institutional Class	412,161	343,952

	23,033,451	19,401,917

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,305,221)	$(21,408,060)
Class B	—	(181,298)
Class C	(1,641,307)	(2,315,796)
Institutional Class	(1,944,874)	(4,562,327)

	(13,891,402)	(28,467,481)

Increase (decrease) in net assets derived from capital share transactions	9,142,049	(9,065,564)

Net Increase (Decrease) in Net Assets	12,810,869	(8,881,365)

Net Assets:
Beginning of year	86,710,559	95,591,924

End of year	$99,521,428	$86,710,559

Undistributed net investment income	$18,763	$20,230

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,893,577	$6,912,282
Net realized gain	528,372	642,992
Net change in unrealized appreciation (depreciation)	6,666,063	(2,073,277)

Net increase in net assets resulting from operations	14,088,012	5,481,997

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,236,889)	(6,384,370)
Class B	—	(32)
Class C	(379,133)	(336,361)
Institutional Class	(276,019)	(177,644)

	(6,892,041)	(6,898,407)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,529,596	6,696,136
Class C	4,702,073	1,321,189
Institutional Class	7,516,116	2,866,479

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,182,624	5,268,251
Class B	—	35
Class C	347,208	302,923
Institutional Class	235,094	157,616

	29,512,711	16,612,629

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,471,248)	$(20,168,957)
Class B	—	(11,709)
Class C	(1,273,145)	(1,361,395)
Institutional Class	(900,667)	(959,602)

	(16,645,060)	(22,501,663)

Increase (Decrease) in net assets derived from capital share transactions	12,867,651	(5,889,034)

Net Increase (Decrease) in Net Assets	20,063,622	(7,305,444)

Net Assets:
Beginning of year	191,372,297	198,677,741

End of year	$211,435,919	$191,372,297

Undistributed net investment income	$352,558	$350,323

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,136,746	$3,257,963
Net realized gain	167,308	64,943
Net change in unrealized appreciation (depreciation)	2,434,114	(615,374)

Net increase in net assets resulting from operations	5,738,168	2,707,532

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,285,847)	(2,435,094)
Class B	—	(406)
Class C	(689,437)	(720,612)
Institutional Class	(163,050)	(91,023)

	(3,138,334)	(3,247,135)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,410,995	6,241,091
Class C	5,352,008	3,379,466
Institutional Class	8,283,960	2,334,876

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,001,538	2,101,144
Class B	—	434
Class C	646,807	669,540
Institutional Class	144,382	71,275

	21,839,690	14,797,826

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(14,060,215)	$(13,369,493)
Class B	—	(164,649)
Class C	(4,428,972)	(6,537,891)
Institutional Class	(870,663)	(900,541)

	(19,359,850)	(20,972,574)

Increase (Decrease) in net assets derived from capital share transactions	2,479,840	(6,174,748)

Net Increase (Decrease) in Net Assets	5,079,674	(6,714,351)

Net Assets:
Beginning of year	106,308,317	113,022,668

End of year	$111,387,991	$106,308,317

Distributions in excess of net investment income	$(6,473)	$(14,880)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,643,157	$2,375,956
Net realized gain	97,924	82,653
Net change in unrealized appreciation (depreciation)	3,712,411	(72,885)

Net increase in net assets resulting from operations	6,453,492	2,385,724

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,663,187)	(1,580,188)
Class B	—	(7)
Class C	(439,881)	(440,833)
Institutional Class	(517,796)	(355,835)

	(2,620,864)	(2,376,863)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,705,693	10,379,452
Class C	4,353,400	2,501,821
Institutional Class	8,210,978	11,718,291

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,521,647	1,426,469
Class B	—	8
Class C	332,476	324,818
Institutional Class	464,924	328,661

	24,589,118	26,679,520

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(9,867,243)	$(12,678,070)
Class B	—	(2,832)
Class C	(2,429,486)	(3,507,474)
Institutional Class	(2,078,723)	(1,152,615)

	(14,375,452)	(17,340,991)

Increase in net assets derived from capital share transactions	10,213,666	9,338,529

Net Increase in Net Assets	14,046,294	9,347,390

Net Assets:
Beginning of year	82,199,649	72,852,259

End of year	$96,245,943	$82,199,649

Distributions in excess of net investment income	$(650)	$(9,778)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,014,240	$17,049,406
Net realized gain	865,820	1,937,674
Net change in unrealized appreciation (depreciation)	13,403,506	(2,924,575)

Net increase in net assets resulting from operations	31,283,566	16,062,505

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,327,049)	(15,762,881)
Class B	—	(859)
Class C	(919,840)	(907,357)
Institutional Class	(749,637)	(396,023)

	(16,996,526)	(17,067,120)

Capital Share Transactions:
Proceeds from shares sold:
Class A	23,362,520	25,913,128
Class C	5,644,527	4,242,065
Institutional Class	10,837,456	15,603,971

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,797,450	12,830,901
Class B	—	925
Class C	855,469	816,774
Institutional Class	676,756	329,145

	54,174,178	59,736,909

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(51,422,585)	$(47,293,214)
Class B	—	(317,202)
Class C	(4,051,162)	(4,289,756)
Institutional Class	(2,465,132)	(2,835,778)

	(57,938,879)	(54,735,950)

Increase (decrease) in net assets derived from capital share transactions	(3,764,701)	5,000,959

Net Increase in Net Assets	10,522,339	3,996,344

Net Assets:
Beginning of year	491,443,489	487,447,145

End of year	$501,965,828	$491,443,489

Distributions in excess of net investment income	$(108,966)	$(126,680)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.440	$11.450	$10.690	$12.010	$11.340

0.377	0.378	0.428	0.450	0.460
0.388	(0.011)	0.784	(1.206)	0.670

0.765	0.367	1.212	(0.756)	1.130

(0.375)	(0.377)	(0.425)	(0.448)	(0.457)
—	—	(0.027)	(0.116)	(0.003)

(0.375)	(0.377)	(0.452)	(0.564)	(0.460)

$11.830	$11.440	$11.450	$10.690	$12.010

6.79%	3.24%	11.56%	(6.62% )	10.15%

$74,556	$77,085	$81,592	$83,896	$99,953
0.84%	0.85%	0.84%	0.84%	0.84%
0.96%	0.97%	0.96%	0.94%	0.90%
3.23%	3.28%	3.86%	3.83%	3.94%
3.11%	3.16%	3.74%	3.73%	3.88%
14%	12%	11%	18%	34%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.470	$11.480	$10.720	$12.040	$11.370

0.290	0.292	0.346	0.362	0.373
0.398	(0.011)	0.784	(1.205)	0.670

0.688	0.281	1.130	(0.843)	1.043

(0.288)	(0.291)	(0.343)	(0.361)	(0.370)
—	—	(0.027)	(0.116)	(0.003)

(0.288)	(0.291)	(0.370)	(0.477)	(0.373)

$11.870	$11.470	$11.480	$10.720	$12.040

6.07%	2.47%	10.72%	(7.30% )	9.31%

$6,816	$6,747	$6,238	$6,482	$7,108
1.59%	1.60%	1.59%	1.59%	1.59%
1.71%	1.72%	1.71%	1.69%	1.65%
2.48%	2.54%	3.11%	3.08%	3.19%
2.36%	2.42%	2.99%	2.98%	3.13%
14%	12%	11%	18%	34%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.440	$11.450	$10.770

0.406	0.407	0.325
0.398	(0.011)	0.675

0.804	0.396	1.000

(0.404)	(0.406)	(0.320)

(0.404)	(0.406)	(0.320)

$11.840	$11.440	$11.450

7.14%	3.49%	9.39%

$3,645	$744	$219
0.59%	0.60%	0.59%
0.71%	0.72%	0.71%
3.48%	3.54%	4.06%
3.36%	3.42%	3.94%
14%	12%	11% [4]

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.110	$12.080	$11.110	$12.210	$11.170

0.425	0.416	0.427	0.439	0.484
0.489	0.029	0.970	(1.100)	1.039

0.914	0.445	1.397	(0.661)	1.523

(0.424)	(0.415)	(0.427)	(0.439)	(0.483)

(0.424)	(0.415)	(0.427)	(0.439)	(0.483)

$12.600	$12.110	$12.080	$11.110	$12.210

7.67%	3.73%	12.79%	(5.63% )	13.90%

$63,284	$60,550	$73,955	$85,269	$97,821
0.82%	0.83%	0.82%	0.82%	0.82%
1.01%	1.01%	1.00%	0.99%	0.97%
3.43%	3.42%	3.69%	3.62%	4.10%
3.24%	3.24%	3.51%	3.45%	3.95%
18%	24%	13%	38%	32%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.130	$12.100	$11.120	$12.230	$11.180

0.333	0.325	0.341	0.349	0.397
0.489	0.029	0.980	(1.110)	1.049

0.822	0.354	1.321	(0.761)	1.446

(0.332)	(0.324)	(0.341)	(0.349)	(0.396)

(0.332)	(0.324)	(0.341)	(0.349)	(0.396)

$12.620	$12.130	$12.100	$11.120	$12.230

6.86%	2.95%	12.04%	(6.41% )	13.13%

$18,827	$15,853	$15,473	$18,248	$18,830
1.57%	1.58%	1.57%	1.57%	1.57%
1.76%	1.76%	1.75%	1.74%	1.72%
2.68%	2.67%	2.94%	2.87%	3.35%
2.49%	2.49%	2.76%	2.70%	3.20%
18%	24%	13%	38%	32%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$12.110	$12.080	$11.270

0.456	0.446	0.319
0.489	0.029	0.808

0.945	0.475	1.127

(0.455)	(0.445)	(0.317)

(0.455)	(0.445)	(0.317)

$12.600	$12.110	$12.080

7.94%	3.98%	10.10%

$17,410	$10,308	$5,983
0.57%	0.58%	0.57%
0.76%	0.76%	0.75%
3.68%	3.67%	3.89%
3.49%	3.49%	3.71%
18%	24%	13% [4]

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.240	$11.320	$10.490	$11.640	$10.880

0.401	0.403	0.405	0.412	0.444
0.410	(0.081)	0.826	(1.149)	0.758

0.811	0.322	1.231	(0.737)	1.202

(0.401)	(0.402)	(0.401)	(0.413)	(0.442)

(0.401)	(0.402)	(0.401)	(0.413)	(0.442)

$11.650	$11.240	$11.320	$10.490	$11.640

7.33%	2.87%	11.94%	(6.56% )	11.23%

$182,764	$174,078	$183,560	$190,311	$230,787
0.84%	0.85%	0.84%	0.84%	0.84%
0.96%	0.97%	0.97%	0.96%	0.93%
3.50%	3.54%	3.69%	3.60%	3.91%
3.38%	3.42%	3.56%	3.48%	3.82%
6%	10%	22%	21%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.270	$11.350	$10.520	$11.670	$10.910

0.316	0.319	0.324	0.327	0.360
0.410	(0.081)	0.826	(1.149)	0.758

0.726	0.238	1.150	(0.822)	1.118

(0.316)	(0.318)	(0.320)	(0.328)	(0.358)

(0.316)	(0.318)	(0.320)	(0.328)	(0.358)

$11.680	$11.270	$11.350	$10.520	$11.670

6.52%	2.10%	11.09%	(7.23% )	10.39%

$16,461	$12,192	$12,029	$13,788	$14,282
1.59%	1.60%	1.59%	1.59%	1.59%
1.71%	1.72%	1.72%	1.71%	1.68%
2.75%	2.79%	2.94%	2.85%	3.16%
2.63%	2.67%	2.81%	2.73%	3.07%
6%	10%	22%	21%	24%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.240	$11.320	$10.590

0.430	0.431	0.326
0.410	(0.081)	0.710

0.840	0.350	1.036

(0.430)	(0.430)	(0.306)

(0.430)	(0.430)	(0.306)

$11.650	$11.240	$11.320

7.60%	3.13%	9.89%

$12,211	$5,102	$3,077
0.59%	0.60%	0.59%
0.71%	0.72%	0.72%
3.75%	3.79%	3.91%
3.63%	3.67%	3.78%
6%	10%	22% [4]

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.510	$11.560	$10.990	$12.240	$11.730

0.362	0.366	0.374	0.419	0.438
0.281	(0.051)	0.569	(1.250)	0.509

0.643	0.315	0.943	(0.831)	0.947

(0.363)	(0.365)	(0.373)	(0.419)	(0.437)

(0.363)	(0.365)	(0.373)	(0.419)	(0.437)

$11.790	$11.510	$11.560	$10.990	$12.240

5.66%	2.76%	8.71%	(6.99% )	8.21%

$70,306	$75,163	$80,600	$87,537	$119,025
0.86%	0.88%	0.88%	0.88%	0.88%
0.99%	1.00%	0.99%	0.97%	0.94%
3.11%	3.17%	3.32%	3.51%	3.65%
2.98%	3.05%	3.21%	3.42%	3.59%
11%	7%	16%	17%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.500	$11.550	$10.980	$12.230	$11.720

0.274	0.279	0.289	0.329	0.348
0.281	(0.051)	0.569	(1.250)	0.509

0.555	0.228	0.858	(0.921)	0.857

(0.275)	(0.278)	(0.288)	(0.329)	(0.347)

(0.275)	(0.278)	(0.288)	(0.329)	(0.347)

$11.780	$11.500	$11.550	$10.980	$12.230

4.88%	1.99%	7.91%	(7.70% )	7.41%

$30,834	$28,557	$31,178	$33,236	$40,738
1.61%	1.63%	1.63%	1.63%	1.63%
1.74%	1.75%	1.74%	1.72%	1.69%
2.36%	2.42%	2.57%	2.76%	2.90%
2.23%	2.30%	2.46%	2.67%	2.84%
11%	7%	16%	17%	17%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.510	$11.570	$11.060

0.391	0.395	0.291
0.281	(0.061)	0.509

0.672	0.334	0.800

(0.392)	(0.394)	(0.290)

(0.392)	(0.394)	(0.290)

$11.790	$11.510	$11.570

5.92%	2.92%	7.31%

$10,248	$2,588	$1,080
0.61%	0.63%	0.63%
0.74%	0.75%	0.74%
3.36%	3.42%	3.46%
3.23%	3.30%	3.35%
11%	7%	16% [4]

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.480	$11.460	$10.570	$11.670	$10.800

0.360	0.367	0.366	0.374	0.426
0.497	0.020	0.889	(1.080)	0.867

0.857	0.387	1.255	(0.706)	1.293

(0.357)	(0.367)	(0.365)	(0.375)	(0.423)
—	—	—	(0.019)	—

(0.357)	(0.367)	(0.365)	(0.394)	(0.423)

$11.980	$11.480	$11.460	$10.570	$11.670

7.57%	3.41%	12.06%	(6.27% )	12.18%

$55,418	$51,708	$52,589	$57,816	$53,456
0.80%	0.83%	0.80%	0.80%	0.80%
1.02%	1.07%	1.06%	1.03%	1.01%
3.06%	3.18%	3.32%	3.23%	3.77%
2.84%	2.94%	3.06%	3.00%	3.56%
8%	6%	20%	33%	28%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.450	$11.440	$10.540	$11.640	$10.780

0.272	0.280	0.283	0.286	0.340
0.497	0.010	0.899	(1.080)	0.857

0.769	0.290	1.182	(0.794)	1.197

(0.269)	(0.280)	(0.282)	(0.287)	(0.337)
—	—	—	(0.019)	—

(0.269)	(0.280)	(0.282)	(0.306)	(0.337)

$11.950	$11.450	$11.440	$10.540	$11.640

6.78%	2.55%	11.35%	(7.00% )	11.26%

$20,899	$17,825	$18,491	$21,152	$20,524
1.55%	1.58%	1.55%	1.55%	1.55%
1.77%	1.82%	1.81%	1.78%	1.76%
2.31%	2.43%	2.57%	2.48%	3.02%
2.09%	2.19%	2.31%	2.25%	2.81%
8%	6%	20%	33%	28%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$11.470	$11.460	$10.710

0.389	0.396	0.279
0.497	0.010	0.749

0.886	0.406	1.028

(0.386)	(0.396)	(0.278)

(0.386)	(0.396)	(0.278)

$11.970	$11.470	$11.460

7.84%	3.58%	9.69%

$19,929	$12,667	$1,769
0.55%	0.58%	0.55%
0.77%	0.82%	0.80%
3.31%	3.43%	3.55%
3.09%	3.19%	3.30%
8%	6%	20% [4]

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

			3/1/13
Year ended			to	Year ended
8/31/16	8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12

$8.150	$8.160	$7.590	$8.410	$8.260	$7.550

0.289	0.288	0.293	0.148	0.315	0.329
0.240	(0.010)	0.570	(0.809)	0.150	0.710

0.529	0.278	0.863	(0.661)	0.465	1.039

(0.289)	(0.288)	(0.293)	(0.148)	(0.315)	(0.329)
—	—	—	(0.011)	—	—

(0.289)	(0.288)	(0.293)	(0.159)	(0.315)	(0.329)

$8.390	$8.150	$8.160	$7.590	$8.410	$8.260

6.60%	3.45%	11.58%	(7.94% )	5.73%	14.06%

$439,379	$441,904	$451,301	$453,451	$524,539	$508,505
0.88%	0.89%	0.88%	0.88%	0.88%	0.88%
0.94%	0.95%	0.95%	1.00%	0.98%	0.98%
3.50%	3.51%	3.73%	3.64%	3.77%	4.19%
3.44%	3.45%	3.66%	3.52%	3.67%	4.09%
14%	13%	7%	5%	20%	21%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

			3/1/13
Year ended			to	Year ended
8/31/16	8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12

$8.150	$8.160	$7.590	$8.410	$8.260	$7.560

0.226	0.226	0.234	0.117	0.252	0.269
0.240	(0.010)	0.570	(0.809)	0.150	0.700

0.466	0.216	0.804	(0.692)	0.402	0.969

(0.226)	(0.226)	(0.234)	(0.117)	(0.252)	(0.269)
—	—	—	(0.011)	—	—

(0.226)	(0.226)	(0.234)	(0.128)	(0.252)	(0.269)

$8.390	$8.150	$8.160	$7.590	$8.410	$8.260

5.79%	2.67%	10.74%	(8.29% )	4.93%	13.05%

$36,215	$32,799	$32,096	$32,617	$39,572	$27,311
1.64%	1.65%	1.64%	1.64%	1.64%	1.64%
1.70%	1.71%	1.71%	1.71%	1.69%	1.69%
2.74%	2.75%	2.97%	2.87%	3.01%	3.43%
2.68%	2.69%	2.90%	2.80%	2.96%	3.38%
14%	13%	7%	5%	20%	21%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

		12/31/13[1]
Year ended		to
8/31/16	8/31/15	8/31/14

$8.140	$8.160	$7.670

0.308	0.308	0.226
0.240	(0.020)	0.490

0.548	0.288	0.716

(0.308)	(0.308)	(0.226)

(0.308)	(0.308)	(0.226)

$8.380	$8.140	$8.160

6.86%	3.57%	9.44%

$26,372	$16,740	$3,733
0.64%	0.65%	0.64%
0.70%	0.71%	0.71%
3.74%	3.75%	3.89%
3.68%	3.69%	3.82%
14%	13%	7% [4]

Notes to financial statements
Delaware Investments® state tax-free funds	August 31, 2016

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV) per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under

Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2013–Aug. 31, 2016), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Aug. 31, 2016.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Aug. 31, 2016, each Fund earned the following amounts under this agreement:

Notes to financial statements
Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$40	$29	$110	$60	$29	$316

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2015 through Aug. 31, 2016* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%	0.55%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,035	$4,447	$9,474	$5,116	$4,259	$23,386

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$17,654	$17,955	$41,444	$22,381	$18,631	$102,320

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that

Notes to financial statements
Delaware Investments® state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2016, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$1,780	$1,960	$4,161	$2,250	$1,863	$10,319

For the year ended Aug. 31, 2016, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,990	$8,799	$22,805	$17,634	$10,541	$45,036

For the year ended Aug. 31, 2016, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$ —	$ —	$703	$ —	$ —	$ —
Class C	2,060	388	645	2,790	440	575

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2016, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2016, the Funds engaged in securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$3,500,418	$11,969,532	$9,075,814	$1,120,024	$2,800,309	$3,600,457
Sales	4,300,581	7,925,402	11,805,791	3,036,453	4,000,257	8,726,806
Net realized gain (loss)	—	—	—	5,273	—	—

*	The aggregate contractual waiver period is from Dec. 29, 2014 through Dec. 29, 2016.

3. Investments

For the year ended Aug. 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$11,387,648	$27,082,488	$28,241,700	$12,786,673	$16,950,562	$70,855,913
Sales	11,824,540	16,556,301	12,163,990	11,716,317	6,564,124	68,249,868

At Aug. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$76,590,292	$87,890,423	$189,429,573	$101,675,292	$86,800,016	$453,461,076

Aggregate unrealized appreciation of investments	$7,635,284	$10,791,461	$19,885,920	$8,281,214	$8,511,333	$48,537,943
Aggregate unrealized depreciation of investments	—	—	(6,652)	(2,347)	(25,442)	(20,825)

Net unrealized appreciation of investments	$7,635,284	$10,791,461	$19,879,268	$8,278,867	$8,485,891	$48,517,118

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the

Notes to financial statements
Delaware Investments® state tax-free funds

3. Investments (continued)

asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2016:

Delaware Tax-Free Arizona Fund
Securities	Level 2
Municipal Bonds	$84,225,576

Delaware Tax-Free California Fund
Securities	Level 2
Municipal Bonds	$98,681,884

	Delaware Tax-Free Colorado Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$207,634,531	$207,634,531
Short-Term Investments[1]	74,310	1,600,000	1,674,310

Total Value of Securities	$74,310	$209,234,531	$209,308,841

	Delaware Tax-Free Idaho Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$108,256,251	$108,256,251
Short-Term Investments	1,697,908	—	1,697,908

Total Value of Securities	$1,697,908	$108,256,251	$109,954,159

Delaware Tax-Free New York Fund
Securities	Level 2
Municipal Bonds	$93,885,907
Short-Term Investments	1,400,000
Total Value of Securities	$95,285,907

Delaware Tax-Free Pennsylvania Fund
Securities	Level 2
Municipal Bonds	$500,428,194
Short-Term Investments	1,550,000
Total Value of Securities	$501,978,194

[1]	Security type is valued across multiple levels. Level 1 investments represent open-end investment company investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free Colorado Fund

Level 1	7.75%
Level 2	92.25%
Total	100.00%

During the year ended Aug. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2016, there were no Level 3 investments.

Notes to financial statements
Delaware Investments® state tax-free funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2016 and 2015 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/16
Tax-exempt income	$2,689,506	$3,104,704	$6,879,093	$3,122,666	$2,616,203	$16,982,129
Ordinary income	—	—	12,948	15,668	4,661	14,397

Total	$2,689,506	$3,104,704	$6,892,041	$3,138,334	$2,620,864	$16,996,526

Year ended 8/31/15
Tax-exempt income	$2,792,872	$3,184,248	$6,898,407	$3,247,135	$2,376,283	$17,042,621
Ordinary income	—	156	—	—	580	24,499

Total	$2,792,872	$3,184,404	$6,898,407	$3,247,135	$2,376,863	$17,067,120

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2016, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$78,744,403	$90,411,656	$196,235,313	$108,170,560	$89,183,941	$455,707,983
Undistributed tax-exempt income	85,287	96,726	522,467	72,432	65,034	296,635
Distributions payable	(65,319)	(77,963)	(169,909)	(78,905)	(65,684)	(405,601)
Capital loss carryforwards	(1,382,755)	(1,700,452)	(5,031,220)	(5,054,963)	(1,423,239)	(2,150,307)
Unrealized appreciation of investments	7,635,284	10,791,461	19,879,268	8,278,867	8,485,891	48,517,118

Net assets	$85,016,900	$99,521,428	$211,435,919	$111,387,991	$96,245,943	$501,965,828

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of expiring capital loss carryforwards and tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2016, the Funds recorded the following reclassifications:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distributions in excess of) net investment income	$(10,706)	$(5,383)	$699	$9,995	$(13,165)	$—
Accumulated net realized gain (loss) on investments	10,706	5,383	43,479	(9,995)	13,165	—
Paid in Capital	—	—	(44,178)	—	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2016, $44,178 capital loss carryforwards expired for Delaware Tax-Free Colorado Fund and the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$420,673	$290,045	$528,372	$168,625	$98,274	$865,820

Capital loss carryforwards remaining at Aug. 31, 2016 will expire as follows:

Year of Expiration	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
2019	$—	$369,988	$—	$—	$—	$—

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Notes to financial statements
Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Delaware Tax-Free Arizona Fund	$133,141	$1,249,614
Delaware Tax-Free California Fund	605,526	724,938
Delaware Tax-Free Colorado Fund	2,731,952	2,299,268
Delaware Tax-Free Idaho Fund	1,814,606	3,240,357
Delaware Tax-Free New York Fund	841,555	581,684
Delaware Tax-Free Pennsylvania Fund	1,323,902	826,405

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund
	Year		Year		Year
	Ended		Ended		Ended
	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	347,660	188,212	701,825	475,231	1,001,554	590,765
Class C	29,485	90,627	285,854	189,314	407,406	115,561
Institutional Class	249,462	47,938	654,251	703,979	651,517	253,199
Shares issued upon reinvestment of dividends and distributions:
Class A	162,302	171,727	152,419	171,102	452,355	464,698
Class B	—	7	—	43	—	3
Class C	12,438	12,170	31,856	28,591	30,196	26,653
Institutional Class	2,739	1,151	33,281	28,295	20,442	13,909

	804,086	511,832	1,859,486	1,596,555	2,563,470	1,464,788

Shares redeemed:
Class A	(950,823)	(744,808)	(830,822)	(1,767,868)	(1,260,169)	(1,780,322)
Class B	—	(2,437)	—	(14,922)	—	(1,035)
Class C	(55,998)	(57,674)	(132,581)	(189,793)	(110,769)	(119,952)
Institutional Class	(9,278)	(3,123)	(156,704)	(376,300)	(77,983)	(84,895)

	(1,016,099)	(808,042)	(1,120,107)	(2,348,883)	(1,448,921)	(1,986,204)

Net increase (decrease)	(212,013)	(296,210)	739,379	(752,328)	1,114,549	(521,416)

	Delaware Tax-Free		Delaware Tax-Free		Delaware Tax-Free
	Idaho Fund		New York Fund		Pennsylvania Fund
	Year		Year		Year
	Ended		Ended		Ended
	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	462,923	538,926	830,105	898,197	2,827,355	3,162,192
Class C	458,084	292,319	371,880	216,895	681,608	517,225
Institutional Class	705,902	203,055	696,843	1,021,209	1,308,734	1,905,849
Shares issued upon reinvestment of dividends and distributions:
Class A	171,664	181,656	129,600	123,704	1,549,879	1,566,353
Class B	—	38	—	1	—	114
Class C	55,505	57,924	28,374	28,234	103,563	99,659
Institutional Class	12,323	6,158	39,546	28,510	81,862	40,292

	1,866,401	1,280,076	2,096,348	2,316,750	6,553,001	7,291,684

Shares redeemed:
Class A	(1,204,089)	(1,158,527)	(838,385)	(1,104,087)	(6,233,023)	(5,778,538)
Class B	—	(14,305)	—	(248)	—	(38,921)
Class C	(380,117)	(564,826)	(208,022)	(305,269)	(493,096)	(523,075)
Institutional Class	(74,106)	(77,674)	(175,950)	(100,027)	(299,835)	(347,515)

	(1,658,312)	(1,815,332)	(1,222,357)	(1,509,631)	(7,025,954)	(6,688,049)

Net increase (decrease)	208,089	(535,256)	873,991	807,119	(472,953)	603,635

For the year ended Aug. 31, 2015, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above, and the “Statements of changes in net assets.”

	Year ended 8/31/15
	Class B	Class A
	Shares	Shares	Value
Delaware Tax-Free California Fund	102	102	1,234
Delaware Tax-Free Idaho Fund	10,178	10,172	117,182
Delaware Tax-Free Pennsylvania Fund	14,130	14,134	115,189

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the years ended Aug. 31, 2016 and 2015, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the “Statements of changes in net assets.”

Notes to financial statements
Delaware Investments® state tax-free funds

6. Capital Shares (continued)

		Year ended
		8/31/16
	Exchange Redemptions	Exchange Subscriptions
		Institutional
	Class A	Class
	Shares	Shares	Value
Delaware Tax-Free Arizona Fund	130,733	130,972	$1,545,475
Delaware Tax-Free California Fund	37,724	37,791	474,797
Delaware Tax-Free Colorado Fund	6,827	6,832	79,602
Delaware Tax-Free New York Fund	5,845	5,851	69,844
Delaware Tax-Free Pennsylvania Fund	61,178	61,330	510,027

	Year ended
	8/31/15
			Exchange
	Exchange Redemptions		Subscriptions
			Institutional
	Class A	Class C	Class
	Shares	Shares	Shares	Value
Delaware Tax-Free California Fund	33,790	—	33,842	$414,230
Delaware Tax-Free Colorado Fund	—	6,337	6,369	72,603
Delaware Tax-Free Idaho Fund	2,800	—	2,804	32,191
Delaware Tax-Free Pennsylvania Fund	98,416	—	98,547	811,211

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Funds had no amounts outstanding as of Aug. 31, 2016 or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

Notes to financial statements
Delaware Investments® state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

At Aug. 31, 2016, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
American Capital Access	1.18%	—	0.72%	—	—	—
Assured Guaranty Corporation	—	1.15%	0.13%	4.13%	—	4.27%
Assured Guaranty Municipal Corporation	3.42%	0.99%	6.23%	10.52%	1.14%	1.10%
AMBAC Assurance Corporation	2.38%	—	—	—	—	0.63%
Build America Mutual Assurance	—	0.94%	—	—	—	1.39%
Berkshire Hathaway Assurance Company	—	1.08%	—	—	—	—
National Public Finance Guarantee Corporation	1.27%	1.43%	0.96%	1.34%	0.82%	—
Syncora Guarantee Inc.	—	—	3.75%	—	—	0.83%

	8.25%	5.59%	11.79%	15.99%	1.96%	8.22%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Funds have been identified on the “Schedules of investments.” When monitoring compliance with the Funds’ illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of these Funds will be considered.

Notes to financial statements
Delaware Investments® state tax-free funds

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2016 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2016

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	0.19%	99.81%	100.00%
Delaware Tax-Free Idaho Fund	0.50%	99.50%	100.00%
Delaware Tax-Free New York Fund	0.18%	99.82%	100.00%
Delaware Tax-Free Pennsylvania Fund	0.08%	99.92%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on Aug. 17–19, 2016 (the “Annual Meeting”), the Boards of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by

Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for each Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed. In evaluating the Fund’s performance, the Board considered the Fund’s short-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Delaware Tax-Free New York Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Funds have not reached a size at which they can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that if the Fund grows, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	62	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)
3M Company

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	62	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	62	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	62	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments ®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual funds

Delaware Tax-Free Minnesota Fund

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2016

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2016, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Investments® Minnesota Municipal Bond Funds	September 6, 2016

Performance preview (for the year ended August 31, 2016)
Delaware Tax-Free Minnesota Fund (Institutional Class shares)	1-year return	+5.87%
Delaware Tax-Free Minnesota Fund (Class A shares)	1-year return	+5.52%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+5.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Fund, please see the table on page 5.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Minnesota Intermediate Fund (Institutional Class shares)	1-year return	+5.22%
Delaware Tax-Free Minnesota Intermediate Fund (Class A shares)	1-year return	+4.98%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index[2] (benchmark)	1-year return	+5.97%
Lipper Other States Intermediate Municipal Debt Funds Average	1-year return	+4.74%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 9.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.

Please see page 12 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Minnesota High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+6.28%
Delaware Minnesota High-Yield Municipal Bond Fund (Class A shares)	1-year return	+6.12%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+5.44%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 13.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).

Please see page 16 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1 Formerly known as the Barclays Municipal Bond Index.

2Formerly known as the Barclays 3–15 Year Blend Municipal Bond Index.

1

Portfolio management review

Delaware Investments® Minnesota Municipal Bond Funds

Economic backdrop

Back in September 2015, at the start of the Funds’ fiscal year ended Aug. 31, 2016, many investors were anticipating relatively strong U.S. economic growth. Accordingly, the U.S. Federal Reserve was widely expected to begin raising its target short-term interest rate for the first time in nine years. The Fed eventually did so at its December 2015 meeting, increasing the federal funds rate by 0.25 percentage points.

It soon became clear, however, that the U.S. economy was growing at a relatively sluggish pace — one factor behind the Fed’s decision to leave rates alone for the remainder of the Funds’ fiscal year. Although U.S. gross domestic product (GDP) expanded by a moderate rate of 2.0% in the third quarter of 2015, it slowed to an annual pace of just 0.9% growth in the fourth quarter, and 0.8% and an estimated 1.1% in the first and second quarters of 2016, respectively (source: U.S. Commerce Department).

Investor concern also extended beyond the United States and included worries about Chinese economic growth, new financial challenges in Europe, and, in June, U.K. voters’ decision to leave the European Union. This vote, dubbed Brexit, led to significant short-term market volatility, although markets quickly recovered.

Municipal bond market conditions

Against this backdrop, interest rates unexpectedly fell for much of the fiscal year — beneficial for municipal bond and other fixed income investors. This was particularly true in the first half of calendar year 2016, as concerns rose about the global economy, weak commodity prices, and the Fed’s apparent unwillingness to raise rates further.

Continuing a trend of several years, tax-exempt bonds with longer maturity dates tended to outpace those with shorter maturities. Also, lower-rated, higher yielding issues again generally surpassed their investment grade counterparts, performing particularly well in this environment.

The following table shows municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2016:

Maturity

5 years	4.01%
10 years	7.34%
22+ years	10.46%
Credit quality

AAA	5.59%
AA	6.20%
A	8.51%
BBB	8.83%

Source: Bloomberg

Other positive factors included the continued favorable balance between supply and demand of municipal debt, and the healthy credit environment for many state and local municipal borrowers.

Tobacco was the strongest-performing sector in the municipal bond marketplace, as these lower-rated, higher yielding securities benefited from issuers’ generally improved credit quality and strong investor demand for yield. Other bond categories dominated by lower-rated issuers also fared well, including transportation and healthcare. Higher-quality categories, including state general obligation bonds, produced positive returns that nevertheless lagged the overall municipal bond market.

Sticking to our strategy

For all three Funds in this report, our management approach remained consistent, as it does in every market environment. With our bottom-up investment strategy, we evaluate potential bond holdings one by one. Working with our municipal credit analysts, we conduct thorough research to determine which bonds we believe offer the most

2

favorable apparent trade-off between their credit risk and income generation.

In general, we emphasize bonds with lower-investment-grade or below-investment-grade credit ratings, where we believe our credit research capabilities can provide us potentially more meaningful insights. During the fiscal period, both Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund had substantial allocations to bonds with credit ratings of A and BBB, the two lowest rating tiers among investment grade bonds.

Both Funds also had exposure to high yield bonds — rated below BBB. Up to 20% of these two Funds’ net assets can be invested in high yield municipal debt. When making use of this basket of investments, we focused on securities that provided a combination of what we believed to be attractive income and credit characteristics.

Delaware Minnesota High-Yield Municipal Bond Fund has significantly more flexibility to invest in lower-rated issues, reflecting its high-yield mandate. As of fiscal year end, 31.8% of the Fund’s portfolio was held in below-investment-grade bonds, down from 33.4% 12 months earlier.

As we normally do, we maintained a neutral duration, or sensitivity to interest rate changes, within the Funds, roughly on par with that of their respective benchmarks. We preferred to seek to add value through credit selection rather than interest rate management.

During the fiscal period, we took advantage of opportunities to add the types of higher yielding, lower-rated bonds we often favor. In states with smaller amounts of tax-exempt bond issuance, such as Minnesota, it can be challenging to find enough lower-rated bonds to add to the portfolios. To keep the Funds fully invested, we typically purchase higher-quality, in-state bonds as placeholders while we wait for what we view as attractive lower-rated, longer-dated issues to emerge. We made use of this strategy while researching potentially better-yielding long-term investment opportunities — a process that was ongoing as the fiscal year concluded.

The purchases we made in the Funds were largely financed through bond calls and maturities, as well as the proceeds of new share purchases by investors. We were reluctant to sell many of the Funds’ bond holdings, however, as many of these older issues offered higher income and were better long-term investments, in our view.

Within the Funds

Given the market trends of slow growth, economic uncertainty, and low yields, we believe all three Funds were well positioned for the fiscal year, with healthy exposure to longer-dated, lower-rated credits. Many of the Funds’ strongest-performing bonds had one or both of these characteristics.

In Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund, for example, we benefited from a position in St. Paul Housing and Redevelopment Authority hospital revenue bonds for the HealthEast Care System. These bonds, rated BBB- by Standard & Poor’s (S&P) and Fitch, had a 2030 maturity date and a 5% coupon, which helped them gain 16% in value for the fiscal year.

Meanwhile, an allocation to bonds for Academia Cesar Chavez School, a charter school in St. Paul helped both Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund. These below-investment-grade bonds, which rose 14%, also benefited from their long maturity date and 5.25% coupon.

Similarly, Delaware Minnesota High-Yield Municipal Bond Fund saw particularly strong performance from its bonds for the Eagle Ridge Academy charter school in Minnetonka. As with the Cesar Chavez bonds, they benefited from their

3

Portfolio management review

Delaware Investments® Minnesota Municipal Bond Funds

relatively long maturities and below-investment-grade rating, which resulted in a return of more than 20%.

In contrast, the poor performance of St. Paul corporate-backed solid waste bonds for Gerdau Steel, a Brazilian steel company, hampered all three Funds. These lower-investment-grade bonds with a 2037 maturity date struggled because of the twin headwinds of declining steel prices and Brazil’s economic weakness and political turmoil. That said, as Gerdau successfully restructured some of its debt, the bonds bounced back strongly over time, finishing the fiscal year with only a modest decline.

Additionally, in keeping with the market trends we outlined earlier, all three Funds saw limited performance from bonds with short maturity or call dates, high credit quality, or both. In Delaware Tax-Free Minnesota Fund, for example, single-family housing bonds produced marginal performance despite a strong market environment, as the securities had been advance refunded, giving them a short duration and high credit quality.

Similarly, in Delaware Tax-Free Minnesota Intermediate Fund, Minneapolis general obligation bonds, which combined a 2023 maturity date with the top credit rating of AAA, were very modest gainers. And short-dated higher education bonds issued for St. Olaf College were relative underperformers for Delaware Minnesota High-Yield Municipal Bond Fund.

Minnesota economic backdrop

The state has a fundamentally sound economy and is not dependent on any one sector. Employment is diverse, with a mix of manufacturing, services, and trade similar to the U.S.. Other relevant notes:

●	July 2016 nonfarm employment of 2.9 million was up 1.5% from a year earlier.

●	The state’s unemployment rate of 3.9% in July 2016 was well below the 4.9% national average.

●	Over the past five years, the state’s per capita personal income levels have consistently been above the national average.

●	Fiscal year 2016 General Fund revenues are estimated to total $20.9 billion, 1.1% above projections and 2.7% above fiscal year 2015 collections.

●	Income tax revenues were in line with budget estimates, sales tax collections were 0.4% below budget, and corporate tax receipts were 11.1% higher than budget.

●	In February 2016, the state projected a fiscal year 2016-2017 General Fund budgetary balance of $900 million, 2.2% of the state’s operating budget forecast.

Data: bls.gov, bea.gov, ncsl.org, Minnesota Management and Budget.

4

Performance summaries
Delaware Tax-Free Minnesota Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+5.52%	+4.61%	+4.45%	+6.52%
Including sales charge	+0.80%	+3.65%	+3.97%	+6.37%
Class C (Est. May 4, 1994)
Excluding sales charge	+4.73%	+3.83%	+3.66%	+4.36%
Including sales charge	+3.73%	+3.83%	+3.66%	+4.36%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+5.87%	n/a	n/a	+6.34%
Including sales charge	+5.87%	n/a	n/a	+6.34%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

5

Performance summaries

Delaware Tax-Free Minnesota Fund

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.95%	1.70%	0.70%
(without fee waivers)
Net expenses	0.85%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

6

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free Minnesota Fund — Class A shares	$9,550	$14,755

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free Minnesota Fund — Institutional Class shares	$10,000	$11,780
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

7

Performance summaries

Delaware Tax-Free Minnesota Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 5 through 8.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class C	DMOCX	928918408
Institutional Class	DMNIX	928918705

8

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+4.98%	+3.66%	+3.96%	+4.95%
Including sales charge	+2.06%	+3.09%	+3.67%	+4.86%
Class C (Est. May 4, 1994)
Excluding sales charge	+4.17%	+2.78%	+3.09%	+3.54%
Including sales charge	+3.17%	+2.78%	+3.09%	+3.54%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+5.22%	n/a	n/a	+4.97%
Including sales charge	+5.22%	n/a	n/a	+4.97%
Bloomberg Barclays 3–15 Year Blend
Municipal Bond Index	+5.97%	+4.08%	+4.79%	+5.21%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from Sept. 1, 2015, through Aug. 31, 2016.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

**The aggregate contractual waiver period covering this report is from

   Dec. 29, 2014 through Dec. 29, 2016.

9

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.69%	0.69%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

10

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$15,969
Delaware Tax-Free Minnesota Intermediate Fund — Class A shares	$9,725	$14,335

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$11,450
Delaware Tax-Free Minnesota Intermediate Fund — Institutional Class shares	$10,000	$11,380

11

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 12.

The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (formerly known as the Barclays 3–15 Year Blend Municipal Bond Index) measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class C	DVSCX	928930205
Institutional Class	DMIIX	92910U109

12

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. June 4, 1996)
Excluding sales charge	+6.12%	+4.94%	+4.55%	+5.36%
Including sales charge	+1.35%	+3.98%	+4.07%	+5.13%
Class C (Est. June 7, 1996)
Excluding sales charge	+5.22%	+4.15%	+3.77%	+4.58%
Including sales charge	+4.22%	+4.15%	+3.77%	+4.58%
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+6.28%	n/a	n/a	+6.74%
Including sales charge	+6.28%	n/a	n/a	+6.74%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.32%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

13

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.99%	1.74%	0.74%
(without fee waivers)
Net expenses	0.89%	1.64%	0.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

14

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Minnesota High-Yield Municipal Bond Fund — Class A shares	$9,550	$14,902

Institutional Class shares

Average annual total returns from Dec. 31, 2013 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2013, through Aug. 31, 2016	Starting value	Ending value
Delaware Minnesota High-Yield Municipal Bond Fund — Institutional Class shares	$10,000	$11,898
Bloomberg Barclays Municipal Bond Index	$10,000	$11,776

15

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 13 through 16.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class C	DVMMX	928928282
Institutional Class	DMHIX	928928175

16

Disclosure of Fund expenses

For the six-month period from March 1, 2016 to August 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2016 to Aug. 31, 2016.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

17

Disclosure of Fund expenses

For the six-month period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware Tax-Free Minnesota Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,028.60	0.85%	$4.33
Class C	1,000.00	1,024.60	1.60%	8.14
Institutional Class	1,000.00	1,029.80	0.60%	3.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class C	1,000.00	1,017.09	1.60%	8.11
Institutional Class	1,000.00	1,022.12	0.60%	3.05

Delaware Tax-Free Minnesota Intermediate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,024.20	0.84%	$4.27
Class C	1,000.00	1,020.70	1.69%	8.58
Institutional Class	1,000.00	1,025.90	0.69%	3.51
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,016.64	1.69%	8.57
Institutional Class	1,000.00	1,021.67	0.69%	3.51

18

Delaware Minnesota High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,034.80	0.89%	$4.55
Class C	1,000.00	1,029.90	1.64%	8.37
Institutional Class	1,000.00	1,035.10	0.64%	3.27
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.66	0.89%	$4.52
Class C	1,000.00	1,016.89	1.64%	8.31
Institutional Class	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from   fiscal year returns.

19

Security type / sector / territory allocations
Delaware Tax-Free Minnesota Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.43%
Corporate-Backed Revenue Bonds	1.94%
Education Revenue Bonds	13.96%
Electric Revenue Bonds	5.93%
Healthcare Revenue Bonds	26.82%
Housing Revenue Bonds	1.74%
Lease Revenue Bonds	2.97%
Local General Obligation Bonds	9.35%
Pre-Refunded/Escrowed to Maturity Bonds	18.34%
Special Tax Revenue Bonds	3.17%
State General Obligation Bonds	8.59%
Transportation Revenue Bonds	3.47%
Water & Sewer Revenue Bonds	3.15%
Short-Term Investments	0.45%
Total Value of Securities	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Minnesota Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.33%
Minnesota	99.17%
U.S. Virgin Islands	0.38%
Total Value of Securities	99.88%

20

Security type / sector / territory allocations
Delaware Tax-Free Minnesota Intermediate Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	99.51%
Corporate-Backed Revenue Bonds	1.33%
Education Revenue Bonds	17.40%
Electric Revenue Bonds	7.59%
Healthcare Revenue Bonds	29.06%
Housing Revenue Bonds	0.39%
Lease Revenue Bonds	5.39%
Local General Obligation Bonds	8.20%
Pre-Refunded Bonds	13.54%
Special Tax Revenue Bonds	2.79%
State General Obligation Bonds	6.11%
Transportation Revenue Bonds	4.92%
Water & Sewer Revenue Bonds	2.79%
Short-Term Investments	0.50%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Minnesota Intermediate Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.34%
Minnesota	99.67%
Total Value of Securities	100.01%

21

Security type / sector/ territory allocations
Delaware Minnesota High-Yield Municipal Bond Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.71%
Corporate-Backed Revenue Bonds	1.52%
Education Revenue Bonds	20.05%
Electric Revenue Bonds	7.87%
Healthcare Revenue Bonds	29.12%
Housing Revenue Bonds	2.09%
Lease Revenue Bonds	3.04%
Local General Obligation Bonds	11.90%
Pre-Refunded Bonds	10.21%
Special Tax Revenue Bonds	5.25%
State General Obligation Bonds	4.41%
Transportation Revenue Bonds	1.95%
Water & Sewer Revenue Bonds	1.30%
Short-Term Investments	2.37%
Total Value of Securities	101.08%
Liabilities Net of Receivables and Other Assets	(1.08%)
Total Net Assets	100.00%

* As of the date of this report, Delaware Minnesota High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.32%
Minnesota	100.76%
Total Value of Securities	101.08%

22

Schedules of investments
Delaware Tax-Free Minnesota Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.43%

Corporate-Backed Revenue Bonds – 1.94%
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	8,000,000	$8,002,800
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT)#	3,790,000	3,430,897

		11,433,697

Education Revenue Bonds – 13.96%
Baytown Township Lease Revenue
(St. Croix Preparatory Academy Project) Series A 4.25% 8/1/46	150,000	152,425
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	2,260,000	2,403,081
Series A 5.00% 3/1/39	385,000	406,826
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	275,785
Series A 5.00% 7/1/45	1,390,000	1,518,408
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/50	2,000,000	2,193,200
Duluth Housing & Redevelopment Authority Revenue
(Public School Academy) Series A 5.875% 11/1/40	3,500,000	3,747,800
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy)
Series A 5.50% 8/1/36	580,000	636,921
Series A 5.75% 8/1/44	1,190,000	1,322,161
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	765,000	813,210
Series A 5.00% 7/1/47	2,290,000	2,404,340
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	580,000	612,254
Series A 5.00% 7/1/44	1,770,000	1,851,562
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/31	885,000	951,844
Series A 5.00% 7/1/47	2,300,000	2,377,648
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	470,000	498,379
5.50% 8/1/49	2,260,000	2,412,821

23

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	8,900,000	$9,637,365
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	2,500,000	2,535,525
(Carleton College)
Series 6-T 5.00% 1/1/28	1,000,000	1,052,010
Series 7-D 5.00% 3/1/30	1,500,000	1,647,075
(College of St. Benedict) Series 8-K 4.00% 3/1/43	1,000,000	1,089,040
(St. Catherine University)
Series 7-Q 5.00% 10/1/21	1,300,000	1,498,107
Series 7-Q 5.00% 10/1/23	350,000	410,403
Series 7-Q 5.00% 10/1/24	475,000	560,856
Series 7-Q 5.00% 10/1/27	200,000	233,704
(St. John’s University)
Series 8-I 5.00% 10/1/32	500,000	612,380
Series 8-I 5.00% 10/1/33	250,000	305,500
(St. Olaf College)
Series 8-G 5.00% 12/1/31	670,000	829,380
Series 8-G 5.00% 12/1/32	670,000	826,847
Series 8-N 4.00% 10/1/33	1,765,000	2,022,496
Series 8-N 4.00% 10/1/35	500,000	569,110
(St. Scholastica College) Series 7-J 6.30% 12/1/40	1,800,000	2,027,772
(University of St. Thomas)
Series 7-A 5.00% 10/1/39	2,000,000	2,225,660
Series 7-U 5.00% 4/1/23	550,000	672,369
Series 8-L 5.00% 4/1/35	750,000	911,745
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	765,000	821,809
Series A 5.00% 9/1/44	1,500,000	1,591,290
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	2,855,000	3,094,706
St. Cloud Charter School Lease Revenue
(Stride Academy Project) Series A 5.00% 4/1/46	875,000	897,155
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	2,000,000	2,029,500
(Twin Cities Academy Project) Series A 5.30% 7/1/45	1,440,000	1,517,962
University of Minnesota
Series A 5.00% 4/1/34	925,000	1,169,579

24

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
University of Minnesota
Series A 5.00% 4/1/35	3,175,000	$3,998,722
Series A 5.00% 4/1/36	2,650,000	3,326,995
Series A 5.25% 12/1/28	1,000,000	1,177,610
Series A 5.25% 12/1/29	1,850,000	2,176,877
Series D 5.00% 12/1/27	1,000,000	1,186,040
State Supported Stadium Debt Series A 5.00% 8/1/26	3,760,000	4,812,386

		82,046,640

Electric Revenue Bonds – 5.93%
Chaska Electric Revenue
(Generating Facilities) Series A 5.00% 10/1/30	1,150,000	1,427,691
Hutchinson Utilities Commission Revenue
Series A 4.00% 12/1/21	700,000	791,098
Minnesota Municipal Power Agency Electric Revenue
4.00% 10/1/41	1,000,000	1,121,570
5.00% 10/1/29	395,000	483,448
5.00% 10/1/30	500,000	609,765
5.00% 10/1/33	1,205,000	1,455,568
5.00% 10/1/36	100,000	122,859
Series A 5.00% 10/1/30	1,060,000	1,292,702
Series A 5.00% 10/1/34	750,000	903,487
Series A 5.00% 10/1/35	1,525,000	1,830,854
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/27	540,000	686,772
5.00% 1/1/30	520,000	647,691
Series A 5.00% 1/1/25	125,000	151,000
Series A 5.00% 1/1/26	425,000	510,561
Series A 5.00% 1/1/31	520,000	608,977
Rochester Electric Utility Revenue
Series B 5.00% 12/1/27	295,000	365,768
Series B 5.00% 12/1/28	275,000	341,129
Series B 5.00% 12/1/31	1,365,000	1,683,564
Series B 5.00% 12/1/33	300,000	368,631
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	1,310,000	1,595,698
Series A 5.00% 1/1/46	2,000,000	2,423,120
Capital Appreciation Series A 6.70% 1/1/25 (NATL)^	5,000,000	4,322,450
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/33	1,000,000	1,208,960

25

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/34	4,000,000	$4,820,680
Series A 5.00% 1/1/40	1,250,000	1,492,337
Series A 5.00% 1/1/46	3,000,000	3,568,170

		34,834,550

Healthcare Revenue Bonds – 26.82%
Alexandria Senior Housing Revenue
(Knute Nelson Senior Living)
6.00% 7/1/35	1,500,000	1,546,785
6.20% 7/1/45	2,000,000	2,068,320
Anoka Health Care Facilities Revenue
(Homestead Anoka Project)
Series A 7.00% 11/1/40	1,000,000	1,120,820
Series A 7.00% 11/1/46	1,220,000	1,355,274
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project)
5.125% 11/1/49	1,100,000	1,174,019
5.375% 11/1/34	320,000	351,430
Anoka Housing Facilities Revenue
(Senior Homestead Anoka Project) Series B 6.875% 11/1/34	2,015,000	2,178,013
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,385,000	2,393,514
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/26	500,000	618,355
5.00% 11/1/44	500,000	585,960
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/36 #	280,000	292,438
Series A 5.00% 8/1/46	2,380,000	2,473,129
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	730,000	773,158
Series A 5.00% 4/1/40	705,000	745,848
Series A 5.00% 4/1/48	315,000	330,385
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	1,850,000	2,109,981
6.00% 6/15/39	3,570,000	4,098,289

26

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care)
5.15% 8/1/35	1,250,000	$1,270,000
5.40% 8/1/40	1,000,000	1,019,510
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/24	500,000	547,175
4.00% 4/1/25	660,000	721,552
4.00% 4/1/31	60,000	64,290
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
5.375% 8/1/34	660,000	701,105
5.75% 2/1/44	500,000	534,350
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	1,570,000	1,665,990
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care)
5.00% 9/1/31	1,000,000	1,202,600
5.00% 9/1/32	1,000,000	1,196,360
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	4,500,000	4,616,325
5.25% 5/1/37	2,950,000	3,020,859
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	607,015
Series A 5.00% 11/15/34	500,000	603,800
Series A 5.00% 11/15/44	1,000,000	1,188,560
Series B Unrefunded Balance 6.50% 11/15/38 (AGC)	965,000	1,075,550
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter)
5.00% 11/1/35	500,000	525,690
5.25% 11/1/45	1,950,000	2,058,576
5.375% 11/1/50	455,000	473,296
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue
(Children’s Hospital Clinics) Series A 5.25% 8/15/35	2,085,000	2,397,604
Minnesota Agricultural & Economic Development Board Revenue
(Essentia Remarketing) Series C-1 5.00% 2/15/30 (AGC)	5,725,000	6,378,852

27

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Minnesota Agricultural & Economic Development Board Revenue
(Essentia Remarketing)
Series C-1 5.25% 2/15/23 (AGC)	5,000,000	$5,709,000
Series C-1 5.50% 2/15/25 (AGC)	5,120,000	5,857,638
Northfield Hospital & Skilled Nursing Revenue
5.375% 11/1/26	3,785,000	3,813,198
Red Wing Senior Housing
(Deer Crest Project)
Series A 5.00% 11/1/27	430,000	466,877
Series A 5.00% 11/1/32	330,000	355,073
Series A 5.00% 11/1/42	1,250,000	1,334,875
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Series A 7.375% 12/1/41	5,220,000	5,850,367
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	2,980,000	3,508,414
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	4,515,000	4,918,054
Series D Remarketing 5.00% 11/15/38	6,405,000	7,261,989
(Olmsted Medical Center Project)
5.00% 7/1/24	295,000	358,505
5.00% 7/1/33	650,000	761,039
5.875% 7/1/30	1,850,000	2,144,372
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/27	1,280,000	1,405,734
Series A 5.30% 9/1/37	1,200,000	1,310,652
Series A 6.375% 9/1/42	2,435,000	2,464,877
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	1,350,000	1,411,560
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	915,000	1,012,914
5.00% 9/1/24	575,000	717,905
5.00% 9/1/25	750,000	930,698
5.00% 9/1/26	575,000	709,188
5.00% 9/1/27	405,000	497,376
5.00% 9/1/28	425,000	517,246
5.00% 9/1/29	425,000	514,339
5.00% 9/1/34	730,000	865,364

28

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A 4.00% 5/1/37	1,100,000	$1,228,359
Series A 5.00% 5/1/46	7,715,000	9,387,843
Series A Unrefunded Balance 5.125% 5/1/30	740,000	838,879
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-1 5.25% 11/15/29	5,605,000	6,351,978
(Health Partners Obligation Group Project)
5.00% 7/1/29	2,200,000	2,707,914
5.00% 7/1/32	2,500,000	3,051,250
5.00% 7/1/33	1,260,000	1,532,198
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29	910,000	1,102,783
Series A 5.00% 11/15/30	670,000	810,935
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	3,075,000	3,157,717
(Senior Episcopal Homes Project) 5.125% 5/1/48	3,100,000	3,332,283
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project)
Series A 5.30% 11/1/30	500,000	500,660
Series A 5.375% 5/1/43	500,000	500,570
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	1,050,000	1,143,807
Series A 5.75% 11/1/39	2,365,000	2,565,765
Series A 6.00% 5/1/47	3,685,000	4,016,134
Winona Health Care Facilities Revenue
(Winona Health Obligation)
4.50% 7/1/25	850,000	932,000
4.65% 7/1/26	540,000	593,568
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury)
5.00% 12/1/34	500,000	539,550
5.125% 12/1/44	1,605,000	1,727,799
5.25% 12/1/49	750,000	815,843

		157,619,866

29

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 1.74%
Minnesota Housing Finance Agency
(Residential Housing) Series L 5.10% 7/1/38 (AMT)	6,735,000	$6,778,845
Minnesota Housing Finance Agency Homeownership
Finance (Non-Agency Mortgage-Backed Securities Program) Series D 4.70% 1/1/31 (GNMA) (FNMA) (FHLMC)	1,880,000	2,065,349
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,330,000	1,379,676

		10,223,870

Lease Revenue Bonds – 2.97%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,250,000	1,505,788
Series A 5.00% 6/1/43	3,835,000	4,603,534
Series B 5.00% 3/1/28	2,500,000	2,991,900
Minnesota Housing Finance Agency
5.00% 8/1/34	1,565,000	1,866,716
5.00% 8/1/35	1,645,000	1,956,892
University of Minnesota Special Purpose Revenue
(State Supported Biomed Science Research) 5.00% 8/1/35	3,960,000	4,515,390

		17,440,220

Local General Obligation Bonds – 9.35%
Anoka County Capital Improvement
Series A 5.00% 2/1/22	500,000	549,220
Brainerd Independent School District No. 181
(School Building) Series A 4.00% 2/1/23	5,990,000	6,438,232
Burnsville-Eagan-Savage Independent School District No. 191
(Alternative Facilities)
Series A 4.00% 2/1/28	920,000	1,074,146
Series A 4.00% 2/1/29	1,800,000	2,087,892
Chaska Independent School District No. 112
(School Building) Series A 5.00% 2/1/27	1,905,000	2,462,308
Duluth
(DECC Improvement)
Series A 5.00% 2/1/32	1,000,000	1,257,290
Series A 5.00% 2/1/33	3,585,000	4,489,890
Duluth Independent School District No 709
Series A 4.00% 2/1/27	160,000	186,814
Series A 4.00% 2/1/28	1,250,000	1,440,212

30

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Edina Independent School District No. 273
Series A 5.00% 2/1/27	5,660,000	$7,238,348
Farmington Independent School District No. 192
Series A 5.00% 2/1/25	3,775,000	4,709,803
Hennepin County
Series A 5.00% 12/1/36	2,365,000	3,014,476
Series A 5.00% 12/1/41	4,000,000	5,060,400
New Brighton Tax Increment Revenue
Series A 5.00% 2/1/27 (NATL)	1,000,000	1,017,750
South Washington County Independent School District No. 833
(School Building)
Series A 4.75% 2/1/25	2,500,000	2,636,525
Series A 4.75% 2/1/26	3,600,000	3,793,968
Series A 4.75% 2/1/27	2,300,000	2,419,922
St. Paul Independent School District No. 625
(School Building) Series B 5.00% 2/1/23	1,660,000	2,051,976
Staples United Hospital District Health Care Facilities
(Todd Morrison ETC Hospital-Lakewood)
5.00% 12/1/21	2,000,000	2,007,260
5.125% 12/1/24	1,000,000	1,003,570

		54,940,002

Pre-Refunded / Escrowed to Maturity Bonds – 18.34%
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue
(City of Anoka) 8.45% 9/1/19 (GNMA) (AMT)	9,000,000	10,821,780
(City of Bloomington)
8.15% 9/1/16 (NATL) (IBC) (GNMA) (AMT)	405,000	405,000
Series B 8.375% 9/1/21 (GNMA) (AMT)	14,115,000	18,835,338
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 6.375% 11/15/23-18§	180,000	202,603
Series A 6.625% 11/15/28-18§	3,000,000	3,393,090
Series B 6.50% 11/15/38-18 (AGC)§	175,000	197,453
Minneapolis National Marrow Donor Program Revenue
4.875% 8/1/25-18§	6,430,000	6,947,036
Minnesota
Series A 5.00% 10/1/24-21§	70,000	83,785
Series A 5.00% 10/1/27-21§	80,000	95,755
(Various Purposes) Series A 4.00% 8/1/27-22§	45,000	52,598
Minnesota Higher Education Facilities Authority Revenue
(University of St. Thomas) Series 6-X 5.25% 4/1/39-17§	750,000	770,745

31

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded / Escrowed to Maturity Bonds (continued)
Southern Minnesota Municipal Power Agency Revenue
Series A 5.75% 1/1/18-17§	685,000	$692,062
Series A 5.75% 1/1/18-17 (AMBAC – TCRS)§	120,000	121,237
Series A 5.75% 1/1/18-17 (NATL – IBC)§	220,000	222,268
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.375% 5/1/31-19 (AGC)§	1,000,000	1,123,150
5.50% 5/1/39-19 (AGC)§	6,000,000	6,758,640
Series A 5.125% 5/1/30-20§	8,610,000	9,953,418
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) 5.75% 7/1/39-19§	17,550,000	20,045,259
Series C 5.50% 7/1/23-18§	3,000,000	3,268,470
Series C 5.625% 7/1/26-18§	1,925,000	2,101,638
Series C 5.75% 7/1/30-18§	5,035,000	5,508,492
University of Minnesota
Series A 5.50% 7/1/21	12,500,000	14,627,125
Washington County Community Development Agency Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37-17§	1,500,000	1,555,785

		107,782,727

Special Tax Revenue Bonds – 3.17%
Hennepin County Sales Tax Revenue
(Second Lien-Ballpark Project)
Series B 5.00% 12/15/19	2,100,000	2,218,209
Series B 5.00% 12/15/20	1,000,000	1,056,160
Series B 5.00% 12/15/24	1,150,000	1,213,813
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund) Series 2-A 6.00% 12/1/40	3,000,000	3,549,540
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/30	250,000	281,110
Minnesota 911 Revenue
(Public Safety Radio Communication System Project)
5.00% 6/1/24	2,925,000	3,262,633
5.00% 6/1/25	2,000,000	2,229,700
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/30	655,000	801,805
Series G 5.00% 11/1/31	1,500,000	1,828,620

32

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Virgin Islands Public Finance Authority
(Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	2,000,000	$2,229,120

		18,670,710

State General Obligation Bonds – 8.59%
Minnesota
Series A 5.00% 8/1/27	7,590,000	9,820,777
Series A 5.00% 8/1/29	1,500,000	1,926,645
Series A Unrefunded Balance 5.00% 10/1/24	4,555,000	5,435,846
Series A Unrefunded Balance 5.00% 10/1/27	5,200,000	6,205,576
(State Trunk Highway) Series B 5.00% 10/1/29	5,000,000	5,950,500
(Various Purposes)
Series A 5.00% 8/1/25	5,545,000	7,070,928
Series A 5.00% 8/1/30	4,200,000	5,240,130
Series A 5.00% 8/1/32	2,755,000	3,414,189
Series A Unrefunded Balance 4.00% 8/1/27	955,000	1,096,636
Series F 5.00% 10/1/22	3,500,000	4,308,570

		50,469,797

Transportation Revenue Bonds – 3.47%
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Senior Series A 5.00% 1/1/28	1,250,000	1,410,863
Subordinate
Series A 5.00% 1/1/35	1,000,000	1,195,370
Series B 5.00% 1/1/26	575,000	679,063
Series B 5.00% 1/1/27	1,160,000	1,369,287
Series B 5.00% 1/1/28	2,750,000	3,243,047
Series B 5.00% 1/1/29	120,000	141,179
Series B 5.00% 1/1/30	1,675,000	1,967,706
Series B 5.00% 1/1/31	1,750,000	2,049,933
St. Paul Housing & Redevelopment Authority Revenue
(Parking Facilities Project)
Series A 5.00% 8/1/30	1,870,000	2,040,750
Series A 5.00% 8/1/35	1,145,000	1,160,446
(Smith Avenue Project) Series B 5.00% 8/1/35	1,500,000	1,642,065
St. Paul Port Authority Revenue
(Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	3,200,000	3,477,440

		20,377,149

Water & Sewer Revenue Bonds – 3.15%
Guam Government Waterworks Authority
5.00% 1/1/46	1,670,000	1,958,743
Metropolitan Council Waste Water Treatment Revenue
Series B 4.00% 9/1/27	2,400,000	2,759,880

33

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Metropolitan Council Waste Water Treatment Revenue
Series B 5.00% 9/1/22	2,125,000	$2,613,686
Series B 5.00% 9/1/25	2,000,000	2,459,520
Series E 5.00% 9/1/22	2,620,000	3,222,522
Series E 5.00% 9/1/23	2,000,000	2,446,480
Minnesota Public Facilities Authority
Series B 4.00% 3/1/26	2,500,000	3,060,650

		18,521,481

Total Municipal Bonds (cost $538,698,018)		584,360,709

Short-Term Investments – 0.45%

Variable Rate Demand Notes – 0.45%¤
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System) Series B-2 0.56% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	625,000	625,000
(Children’s Hospital Clinics) Series A-II 0.60% 8/15/37 (AGM) (SPA – U.S. Bank N.A.)	2,000,000	2,000,000

Total Short-Term Investments (cost $2,625,000)		2,625,000

Total Value of Securities – 99.88% (cost $541,323,018)		$586,985,709

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $6,818,041, which represents 1.16% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

34

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation collateral

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

IBC – Insured Bond Certificate

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

TCRS – Temporary Custodial Receipts

See accompanying notes, which are an integral part of the financial statements.

35

Schedules of investments
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.51%

Corporate-Backed Revenue Bonds – 1.33%
Laurentian Energy Authority Cogeneration Revenue
Series A 5.00% 12/1/21	750,000	$750,263
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT)#	725,000	656,306

		1,406,569

Education Revenue Bonds – 17.40%
Baytown Township Lease Revenue
(St. Croix Preparatory Academy Project) Series A 4.00% 8/1/36	110,000	110,625
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project) Series A 5.00% 3/1/34	485,000	515,705
Cologne Charter School Lease Revenue
(Cologne Academy Project) Series A 5.00% 7/1/29	305,000	342,231
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy) Series A 5.50% 8/1/36	420,000	461,219
Hugo Charter School Lease Revenue
(Noble Academy Project) Series A 5.00% 7/1/29	530,000	567,890
Independence Charter School Lease Revenue
(Beacon Academy Project) Series A 5.00% 7/1/46	720,000	721,195
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project) Series A 5.00% 7/1/31	500,000	537,765
Minneapolis Student Housing Revenue
(Riverton Community Housing Project) 5.25% 8/1/39	525,000	556,699
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	1,000,000	1,082,850
Minnesota Higher Education Facilities Authority Revenue
(Carleton College) Series 6-T 4.75% 1/1/23	1,000,000	1,051,860
(Hamline University) Series 7-E 5.00% 10/1/29	250,000	272,010
(St. Catherine University) Series 7-Q 5.00% 10/1/22	425,000	497,815
(St. Johns University)
Series 6-U 4.40% 10/1/21	325,000	348,153
Series 6-U 4.50% 10/1/23	265,000	284,401
Series 8-I 5.00% 10/1/31	130,000	160,060
(St. Olaf College)
Series 8-G 5.00% 12/1/31	125,000	154,735
Series 8-G 5.00% 12/1/32	125,000	154,263
Series 8-N 4.00% 10/1/33	200,000	229,178
(St. Scholastica College) Series H 5.125% 12/1/30	1,000,000	1,077,160
(University of St. Thomas) Series 7-U 4.00% 4/1/26	1,400,000	1,590,414

36

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School) Series A 4.15% 9/1/24	600,000	$635,430
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	425,000	460,683
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	370,000	375,458
(Twin Cities Academy Project) Series A 5.30% 7/1/45	260,000	274,076
University of Minnesota
Series A 5.00% 12/1/23	1,000,000	1,171,780
Series A 5.00% 4/1/37	1,125,000	1,410,176
Series A 5.25% 12/1/28	750,000	883,208
Series D 5.00% 12/1/26	1,000,000	1,188,830
State Supported Stadium Debt Series A 5.00% 8/1/26	1,000,000	1,279,890

		18,395,759

Electric Revenue Bonds – 7.59%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project)
Series E 5.00% 1/1/21	1,095,000	1,264,659
Series E 5.00% 1/1/23	1,000,000	1,168,670
Chaska Electric Revenue
Series A 5.00% 10/1/28	250,000	313,067
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/36	200,000	245,718
5.00% 10/1/47	210,000	256,009
Series A 5.00% 10/1/29	500,000	611,960
Series A 5.00% 10/1/30	240,000	292,687
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/29	150,000	188,282
5.00% 1/1/31	350,000	433,937
Series A 5.00% 1/1/25	200,000	241,600
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	240,000	292,342
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/33	2,250,000	2,720,160

		8,029,091

Healthcare Revenue Bonds – 29.06%
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project) 5.375% 11/1/34	270,000	296,519

37

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Anoka Housing Facilities Revenue
(Senior Homestead Anoka Project) Series B 6.875% 11/1/34	750,000	$810,675
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/24	1,175,000	1,471,311
5.00% 11/1/25	250,000	311,105
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project) Series A 144A 5.00% 8/1/36 #	480,000	501,322
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	135,000	142,981
Series A 5.00% 4/1/40	125,000	132,243
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	750,000	855,398
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care) 4.75% 8/1/25	500,000	508,430
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/26	270,000	293,255
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 4.25% 8/1/24	770,000	816,724
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	300,000	318,342
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/31	320,000	384,832
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	607,015
Series A 5.00% 11/15/34	500,000	603,800
Series B Unrefunded Balance 6.50% 11/15/38 (AGC)	1,465,000	1,632,830
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter) 5.00% 11/1/35	530,000	557,231
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Children’s Hospital) Series A 5.25% 8/15/25	1,000,000	1,150,360
Minnesota Agricultural & Economic Development Board Revenue
(Essentia Remarketing) Series C-1 5.50% 2/15/25 (AGC)	2,500,000	2,860,175

38

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Moorhead Economic Development Authority Multifamily Housing Revenue
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	$476,012
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Series A 6.875% 12/1/29	950,000	1,059,383
Rochester Health Care Facilities Revenue
(Mayo Clinic)
Series A 4.00% 11/15/30 ●	500,000	534,310
Series C 4.50% 11/15/38 ●	1,000,000	1,164,250
(Olmsted Medical Center Project) 5.125% 7/1/20	820,000	902,910
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.00% 9/1/21	1,050,000	1,169,522
Series A 6.125% 9/1/30	845,000	855,047
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	575,000	601,220
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A 4.00% 5/1/37	865,000	965,937
Series A 5.00% 5/1/46	375,000	456,311
Series A Unrefunded Balance 5.125% 5/1/30	360,000	408,103
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-2 5.25% 11/15/28	2,000,000	2,267,900
(Gillette Children’s Specialty Project) 5.00% 2/1/27	1,000,000	1,080,990
(Health Partners Obligation Group Project)
5.00% 7/1/32	1,500,000	1,830,750
5.00% 7/1/33	200,000	243,206
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29	165,000	199,955
Series A 5.00% 11/15/30	120,000	145,242
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.25% 8/1/30	1,000,000	1,029,100
(Senior Episcopal Homes Project) 5.00% 5/1/33	500,000	539,905
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.00% 12/1/34	500,000	539,550

		30,724,151

39

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 0.39%
Minnesota Housing Finance Agency
(Residential Housing) Series I 5.10% 7/1/20 (AMT)	120,000	$120,319
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	285,000	295,645

		415,964

Lease Revenue Bonds – 5.39%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,100,000	1,325,093
Series A 5.00% 6/1/43	715,000	858,286
Series B 5.00% 3/1/21	250,000	294,910
Series B 5.00% 3/1/27	1,000,000	1,187,610
St. Paul Housing & Redevelopment Authority
(Minnesota Public Radio) 5.00% 12/1/25	1,000,000	1,147,900
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	880,000	882,314

		5,696,113

Local General Obligation Bonds – 8.20%
Anoka County Capital Improvement
Series C 5.00% 2/1/27	500,000	528,405
Burnsville-Eagan-Savage Independent School District No. 191
(Alternative Facilities) Series A 4.00% 2/1/27	445,000	523,222
Duluth Independent School District No. 709
Series A 4.00% 2/1/28	250,000	288,043
Hennepin County
Series A 5.00% 12/1/36	1,000,000	1,274,620
Series B 4.00% 12/1/20	500,000	567,315
Minneapolis Various Purposes
4.00% 12/1/23	1,500,000	1,512,705
Robbinsdale Independent School District No. 281
(School Building) Series A 5.00% 2/1/20	1,850,000	2,122,375
South Washington County Independent School District No. 833 (School Building) Series A 4.00% 2/1/22	750,000	780,593
White Bear Lake Independent School District No. 624
(Alternative Facilities) Series B 4.75% 2/1/22	1,000,000	1,074,430

		8,671,708

Pre-Refunded Bonds – 13.54%
Duluth Independent School District No. 709
Series A 4.25% 2/1/20-18 (AGM)§	1,710,000	1,797,620

40

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Mankato Independent School District No. 77
(School Building) Series A 4.125% 2/1/22-19§	1,000,000	$1,078,410
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 6.625% 11/15/28-18§	1,500,000	1,696,545
Series B 6.50% 11/15/38-18 (AGC)§	265,000	299,000
Minnesota
(Various Purposes) Series A 5.00% 12/1/21-19§	1,000,000	1,136,990
Minnesota Higher Education Facilities Authority Revenue
(University of St. Thomas) Series 6-X 5.00% 4/1/24-17§	1,000,000	1,026,090
St. Cloud Health Care Revenue
(Centracare Health System Project) Series A 5.125% 5/1/30-20§	2,960,000	3,421,849
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) 5.50% 7/1/29-19§	1,000,000	1,135,170
Series C 5.625% 7/1/26-18§	2,500,000	2,729,400

		14,321,074

Special Tax Revenue Bonds – 2.79%
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/27	100,000	113,842
Minnesota 911 Revenue
(Public Safety Radio Communication System Project)
4.25% 6/1/18 (AGC)	1,170,000	1,242,002
4.50% 6/1/25 (AGC)	1,000,000	1,096,670
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	400,000	493,092

		2,945,606

State General Obligation Bonds – 6.11%
Minnesota
Series A 5.00% 8/1/27	1,610,000	2,083,195
Series A 5.00% 8/1/29	1,000,000	1,284,430
(State Trunk Highway) Series B 5.00% 10/1/22	400,000	477,624
(Various Purposes)
Series A 5.00% 8/1/32	1,120,000	1,387,982
Series F 5.00% 10/1/22	1,000,000	1,231,020

		6,464,251

Transportation Revenue Bonds – 4.92%
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Senior Series A 5.00% 1/1/22 (AMBAC)	1,260,000	1,278,207

41

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Subordinate
Series B 5.00% 1/1/22 (AMT)	1,000,000	$1,094,200
Series B 5.00% 1/1/26	710,000	838,496
Series B 5.00% 1/1/31	750,000	878,542
Series D 5.00% 1/1/22 (AMT)	1,000,000	1,113,020

		5,202,465

Water & Sewer Revenue Bonds – 2.79%
Guam Government Waterworks Authority
5.00% 1/1/46	305,000	357,734
Minnesota Public Facilities Authority
Series B 4.00% 3/1/26	1,000,000	1,224,260
St. Paul Sewer Revenue
Series D 5.00% 12/1/20	1,275,000	1,368,496

		2,950,490

Total Municipal Bonds (cost $98,346,696)		105,223,241

Short-Term Investments – 0.50%

Variable Rate Demand Notes – 0.50%¤
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System) Series B-2 0.56% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	300,000	300,000
(Children’s Hospital Clinics) Series A-II 0.60% 8/15/37 (AGM) (SPA – U.S. Bank N.A.)	225,000	225,000

Total Short-Term Investments (cost $525,000)		525,000

Total Value of Securities – 100.01% (cost $98,871,696)		$105,748,241

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $1,618,311, which represents 1.53% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

42

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

43

Schedules of investments
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2016

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.71%

Corporate-Backed Revenue Bonds – 1.52%
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	1,750,000	$1,750,613
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT)#	1,225,000	1,108,931

		2,859,544

Education Revenue Bonds – 20.05%
Baytown Township Lease Revenue
(St. Croix Preparatory Academy Project)
Series A 4.00% 8/1/36	375,000	377,130
Series A 4.00% 8/1/41	750,000	750,592
Series A 4.25% 8/1/46	850,000	863,744
Series A 7.00% 8/1/38	500,000	511,265
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project) Series A 5.00% 3/1/39	1,270,000	1,341,996
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	275,785
Series A 5.00% 7/1/45	230,000	251,247
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy) Series A 5.50% 7/1/50	1,000,000	1,096,600
Duluth Housing & Redevelopment Authority Revenue
(Public School Academy) Series A 5.875% 11/1/40	1,000,000	1,070,800
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy) Series A 5.75% 8/1/44	585,000	649,970
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	235,000	249,810
Series A 5.00% 7/1/47	710,000	745,450
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	165,000	174,176
Series A 5.00% 7/1/44	495,000	517,810
Independence Charter School Lease Revenue
(Beacon Academy Project) Series A 5.00% 7/1/46	225,000	225,373
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/36	1,000,000	1,054,770
Series A 5.00% 7/1/47	800,000	827,008
Minneapolis Student Housing Revenue
(Riverton Community Housing Project) 5.25% 8/1/39	800,000	848,304

44

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	$1,521,315
(Carleton College) Series 7-D 5.00% 3/1/40	1,055,000	1,157,989
(Minneapolis College of Art & Design)
4.00% 5/1/24	250,000	276,560
4.00% 5/1/25	200,000	219,862
4.00% 5/1/26	100,000	109,264
(St. Catherine University)
Series 7-Q 5.00% 10/1/25	325,000	381,953
Series 7-Q 5.00% 10/1/26	280,000	328,146
(St. John’s University)
Series 6-U 4.75% 10/1/33	825,000	885,646
Series 8-I 5.00% 10/1/34	215,000	261,943
(St. Olaf College)
Series 6-O Unrefunded Balance 4.50% 10/1/32	75,000	75,227
Series 6-O Unrefunded Balance 5.00% 10/1/22	340,000	341,278
Series 8-G 5.00% 12/1/31	205,000	253,765
Series 8-G 5.00% 12/1/32	205,000	252,991
Series 8-N 4.00% 10/1/34	800,000	915,176
Series 8-N 4.00% 10/1/35	590,000	671,550
(St. Scholastica College) Series H 5.125% 12/1/40	750,000	808,620
(University of St. Thomas) Series 7-A 5.00% 10/1/39	1,000,000	1,112,830
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School) Series A 5.00% 9/1/44	1,475,000	1,564,769
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	870,000	943,045
St. Cloud Charter School Lease Revenue
(Stride Academy Project) Series A 5.00% 4/1/46	750,000	768,990
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	1,750,000	1,775,813
(Nova Classical Academy) Series A 6.625% 9/1/42	1,500,000	1,738,275
(Twin Cities Academy Project) Series A 5.375% 7/1/50	1,500,000	1,585,740
St. Paul Housing & Redevelopment Authority Lease Revenue
(St. Paul Conservatory for Performing Artists) Series A 4.625% 3/1/43	445,000	466,231
University of Minnesota
Series A 5.00% 4/1/34	2,115,000	2,674,227
Series A 5.125% 4/1/34	1,000,000	1,111,110
Series A 5.25% 12/1/28	1,500,000	1,766,415

45

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
University of Minnesota
(State Supported Stadium Debt) Series A 5.00% 8/1/26	1,500,000	$1,919,835

		37,720,395

Electric Revenue Bonds – 7.87%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,500,000	1,725,705
Chaska Electric Revenue
Series A 5.00% 10/1/28	350,000	438,295
Hutchinson Utilities Commission Revenue
Series A 5.00% 12/1/22	490,000	589,073
Series A 5.00% 12/1/26	360,000	433,364
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/27	165,000	204,027
5.00% 10/1/47	745,000	908,222
Series A 5.00% 10/1/28	500,000	615,100
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/26	500,000	639,850
5.00% 1/1/28	500,000	631,490
5.00% 1/1/29	470,000	589,949
Series A 5.00% 1/1/18 (AGC)	1,000,000	1,056,410
Series A 5.00% 1/1/24	680,000	825,561
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	400,000	487,236
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/30	500,000	610,600
Series A 5.00% 1/1/33	1,750,000	2,115,680
Series A 5.00% 1/1/34	450,000	542,326
Series A 5.00% 1/1/40	2,000,000	2,387,740

		14,800,628

Healthcare Revenue Bonds – 29.12%
Anoka Health Care Facilities Revenue
(Homestead Anoka Project) Series A 7.00% 11/1/46	1,650,000	1,832,952
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project) 5.125% 11/1/49	400,000	426,916
Anoka Housing & Redevelopment Authority Revenue
(Fridley Medical Center Project) Series A 6.875% 5/1/40	1,000,000	1,082,360
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	1,905,000	1,911,801
Cloquet Housing Facilities
(HADC Cloquet Project) Series A 5.00% 8/1/48	850,000	875,109

46

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project) Series A 5.00% 8/1/51	870,000	$896,735
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	200,000	211,826
Series A 5.00% 4/1/40	190,000	201,009
Series A 5.00% 4/1/48	185,000	194,035
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	750,000	855,397
6.00% 6/15/39	1,000,000	1,147,980
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/31	185,000	198,227
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 5.375% 8/1/34	750,000	796,710
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	450,000	477,513
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/30	610,000	737,966
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,256,870
5.25% 5/1/37	1,000,000	1,024,020
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	607,015
Series A 5.00% 11/15/34	500,000	603,800
Series A 5.00% 11/15/44	1,000,000	1,188,560
Series B Unrefunded Balance 6.50% 11/15/38 (AGC)	210,000	234,058
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter) 5.375% 11/1/50	1,700,000	1,768,357
Moorhead Economic Development Authority Multifamily Housing Revenue
(Eventide Lutheran Home Project) Series A 5.15% 6/1/29	550,000	550,721
Northfield Hospital & Skilled Nursing Revenue
5.375% 11/1/31	1,000,000	1,007,020
Oak Park Heights Housing Revenue
(Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,660,425

47

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Oakdale Senior Housing
(Oak Meadows Project) 5.00% 4/1/34	500,000	$531,055
Rochester Health Care & Housing Revenue
(Samaritan Bethany)
Series A 6.875% 12/1/29	1,000,000	1,115,140
Series A 7.375% 12/1/41	375,000	420,285
(The Homestead at Rochester Project)
Series A 5.25% 12/1/23	175,000	199,253
Series A 6.875% 12/1/48	800,000	941,856
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	1,790,000	1,949,793
(Olmsted Medical Center Project)
5.00% 7/1/22	350,000	418,502
5.00% 7/1/27	245,000	294,497
5.00% 7/1/28	225,000	269,098
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/22	1,080,000	1,228,403
Series A 6.25% 9/1/36	925,000	936,239
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	825,000	862,620
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	130,000	143,911
5.00% 9/1/34	105,000	124,470
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A 4.00% 5/1/37	1,440,000	1,608,034
Series A 5.00% 5/1/46	675,000	821,360
Series B 5.00% 5/1/23	2,000,000	2,457,000
Series B Unrefunded Balance 5.125% 5/1/30	15,000	17,004
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project)
5.00% 7/1/32	900,000	1,098,450
5.00% 7/1/33	1,540,000	1,872,686
Series A 4.00% 7/1/33	1,320,000	1,473,252
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29	275,000	333,259
Series A 5.00% 11/15/30	205,000	248,122

48

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	$790,713
(Senior Episcopal Homes Project) 5.125% 5/1/48	1,700,000	1,827,381
Series A 5.15% 11/1/42	775,000	814,804
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project) Series A 5.375% 5/1/43	1,000,000	1,001,140
Twin Valley Congregate Housing Revenue
(Living Options Project) 5.95% 11/1/28 @	1,825,000	1,826,752
Victoria Health Care Facilities Revenue
(Augustana Emerald Care Project) 5.00% 8/1/39	1,500,000	1,598,685
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	260,000	283,228
Series A 5.75% 11/1/39	590,000	640,085
Series A 6.00% 5/1/47	920,000	1,002,671
Winona Health Care Facilities Revenue
(Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,531,365
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.25% 12/1/49	1,250,000	1,359,737

		54,788,232

Housing Revenue Bonds – 2.09%
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	685,000	685,562
Minneapolis-St. Paul Housing Finance Board Mortgage-Backed Securities Program
(City Living Project) Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (FHLMC) (AMT)	29,635	29,648
Minnesota Housing Finance Agency
(Non Agency - State Appropriated Housing Infrastructure) Series C 5.00% 8/1/33	100,000	119,358
(Residential Housing) Series L 5.10% 7/1/38 (AMT)	1,010,000	1,016,575
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,275,000	1,322,621
Stillwater Multifamily Housing Revenue
(Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	752,662

		3,926,426

49

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds – 3.04%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,750,000	$2,108,102
Series A 5.00% 6/1/43	1,000,000	1,200,400
Series B 4.00% 3/1/26	375,000	423,195
Series B 5.00% 3/1/21	250,000	294,910
Minnesota Housing Finance Agency
(Non Agency - State Appropriated Housing Infrastructure) Series C 5.00% 8/1/32	1,415,000	1,693,444

		5,720,051

Local General Obligation Bonds – 11.90%
Chaska Independent School District No. 112
(School Building) Series A 5.00% 2/1/28	2,240,000	2,873,562
Duluth
(Improvement DECC) Series A 5.00% 2/1/34	1,000,000	1,247,560
Duluth Independent School District No 709
Series A 4.00% 2/1/27	440,000	513,740
Edina Independent School District No. 273
Series A 5.00% 2/1/27	1,355,000	1,732,855
Foley Independent School District No. 51
(School Building) Series A 5.00% 2/1/21	1,105,000	1,109,155
Hennepin County
Series A 5.00% 12/1/36	1,500,000	1,911,930
Series B 5.00% 12/1/23	1,300,000	1,642,771
Mahtomedi Independent School District No. 832
(School Building)
Series A 5.00% 2/1/28	1,000,000	1,254,940
Series A 5.00% 2/1/29	1,000,000	1,248,720
Series A 5.00% 2/1/30	445,000	553,389
Series A 5.00% 2/1/31	1,000,000	1,239,180
Minneapolis Various Purposes
4.00% 12/1/23	1,500,000	1,512,705
South Washington County Independent School District No. 833
(School Building) Series A 4.75% 2/1/27	1,500,000	1,578,210
Staples United Hospital District Health Care Facilities
(Todd Morrison ETC Hospital-Lakewood)
5.00% 12/1/21	610,000	612,214
5.125% 12/1/24	205,000	205,732
5.25% 12/1/26	1,540,000	1,545,405
White Bear Lake Independent School District No. 624
(Alternative Facilities) Series B 4.75% 2/1/22	1,500,000	1,611,645

		22,393,713

50

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds – 10.21%§
Bemidji Health Care Facilities First Meeting Revenue
(North Country Health Services) 5.00% 9/1/20-16/§	1,150,000	$1,150,000
Chaska Independent School District No. 112
(School Building) Series A 4.50% 2/1/28-17 (NATL)§	1,000,000	1,015,680
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23§	500,000	625,930
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 6.625% 11/15/28-18§	1,900,000	2,148,957
Series B 6.50% 11/15/38-18 (AGC)§	40,000	45,132
Minnesota
Series A 5.00% 10/1/24-21§	15,000	17,954
Minnesota Higher Education Facilities Authority Revenue
(Macalester College) Series 6-P 4.25% 3/1/32-17§	1,000,000	1,018,630
(St. Olaf College)
Series 6-O 4.50% 10/1/32-16§	925,000	928,136
Series 6-O 5.00% 10/1/22-16§	660,000	662,514
St. Cloud Health Care Revenue
(Centracare Health System Project) 5.50% 5/1/39-19 (AGC)§	1,500,000	1,689,660
Series A 5.125% 5/1/30-20§	3,110,000	3,595,253
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services) 5.75% 7/1/39-19§	3,005,000	3,432,251
Series C 5.50% 7/1/23-18§	1,000,000	1,089,490
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36-16§	750,000	757,485
Washington County Housing & Redevelopment Authority Healthcare & Housing Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37-17§	1,000,000	1,037,190

		19,214,262

Special Tax Revenue Bonds – 5.25%
Hennepin County Sales Tax Revenue
(First Lien-Ballpark Project) Series B 5.00% 12/15/24	1,000,000	1,055,760
(Second Lien-Ballpark Project)
Series B 5.00% 12/15/20	1,500,000	1,584,240
Series B 5.00% 12/15/24	1,000,000	1,055,490

51

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund) Series 2-A 5.00% 6/1/28 (AMT)	1,170,000	$1,191,762
Minneapolis Revenue
(YMCA Greater Twin Cities Project) 4.00% 6/1/31	250,000	279,280
Minneapolis Tax Increment Revenue
4.00% 3/1/27	200,000	212,102
4.00% 3/1/30	260,000	269,498
(Village of St. Anthony Falls Project)
4.00% 3/1/24	700,000	730,142
4.00% 3/1/27	650,000	672,210
Minnesota 911 Revenue
(Public Safety Radio Communication System Project) 5.00% 6/1/24 (AGC)	1,000,000	1,071,150
St. Paul Port Authority
(Limited Tax Brownfields Redevelopment Tax) Series 2 5.00% 3/1/37	1,000,000	1,020,760
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	600,000	739,638

		9,882,032

State General Obligation Bonds – 4.41%
Minnesota
Series A 5.00% 8/1/24	500,000	640,180
Series A 5.00% 8/1/27	2,175,000	2,814,254
Series A 5.00% 8/1/29	1,000,000	1,284,430
Series A Unrefunded Balance 5.00% 10/1/24	985,000	1,175,480
(Various Purposes) Series A 5.00% 8/1/32	1,915,000	2,373,202

		8,287,546

Transportation Revenue Bonds – 1.95%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
5.00% 1/1/22	1,000,000	1,164,580
Subordinate Series B 5.00% 1/1/29	2,130,000	2,505,924

		3,670,504

Water & Sewer Revenue Bonds – 1.30%
Guam Government Waterworks Authority
5.00% 1/1/46	515,000	604,044
Minnesota Public Facilities Authority
Series B 4.00% 3/1/26	1,500,000	1,836,390

		2,440,434

Total Municipal Bonds (cost $174,724,129)		185,703,767

52

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.37%

Variable Rate Demand Notes – 2.37%¤
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series B-1 0.57% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	1,150,000	$1,150,000
Series B-2 0.56% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	3,000,000	3,000,000
(Children’s Hospital Clinics)
Series A-II 0.60% 8/15/37 (AGM) (SPA – U.S. Bank N.A.)	300,000	300,000

Total Short-Term Investments (cost $4,450,000)		4,450,000

Total Value of Securities – 101.08% (cost $179,174,129)		$190,153,767

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $2,051,976, which represents 1.09% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $1,826,752, which represents 0.97% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation collateral

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

53

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

Summary of abbreviations:

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

54

Statements of assets and liabilities

August 31, 2016

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$584,360,709	$105,223,241	$185,703,767
Short-term investments, at value[2]	2,625,000	525,000	4,450,000
Interest receivable	7,002,371	1,094,881	2,161,888
Receivable for fund shares sold	637,754	112,836	277,614

Total assets	594,625,834	106,955,958	192,593,269

Liabilities:
Cash overdraft	498,013	173,246	1,660,496
Payable for securities purchased	5,330,100	726,480	2,465,599
Income distribution payable	428,649	70,263	131,832
Payable for fund shares redeemed	140,571	141,686	18,010
Investment management fees payable to affiliates	224,221	47,935	76,823
Distribution fees payable to affiliates	147,199	21,465	55,629
Other accrued expenses	134,760	28,852	50,991
Dividend disbursing and transfer agent fees and expenses payable to affiliates	10,094	1,821	3,203
Audit and tax fees payable	4,584	3,844	3,812
Trustees’ fees and expenses payable	3,308	596	1,041
Accounting and administration expenses payable to affiliates	2,341	422	743
Legal fees payable to affiliates	877	161	277
Reports and statements to shareholders payable to affiliates	432	78	138

Total liabilities	6,925,149	1,216,849	4,468,594

Total Net Assets	$587,700,685	$105,739,109	$188,124,675

Net Assets Consist of:
Paid-in capital	$543,793,513	$98,798,465	$181,784,466
Distributions in excess of net investment income	(215,430)	(785)	—
Accumulated net realized gain (loss) on investments	(1,540,089)	64,884	(4,639,429)
Net unrealized appreciation of investments	45,662,691	6,876,545	10,979,638

Total Net Assets	$587,700,685	$105,739,109	$188,124,675

55

Statements of assets and liabilities

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$481,065,811	$79,730,436	$121,168,187
Shares of beneficial interest outstanding, unlimited authorization, no par	37,368,515	6,966,628	10,890,214
Net asset value per share	$12.87	$11.44	$11.13
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$13.48	$11.76	$11.65

Class C:
Net assets	$53,502,222	$13,314,902	$35,750,893
Shares of beneficial interest outstanding, unlimited authorization, no par	4,142,707	1,160,967	3,206,888
Net asset value per share	$12.91	$11.47	$11.15

Institutional Class:
Net assets	$53,132,652	$12,693,771	$31,205,595
Shares of beneficial interest outstanding, unlimited authorization, no par	4,128,298	1,108,730	2,805,658
Net asset value per share	$12.87	$11.45	$11.12

[1]Investments, at cost	$538,698,018	$98,346,696	$174,724,129
[2]Short-term investments, at cost	2,625,000	525,000	4,450,000

See accompanying notes, which are an integral part of the financial statements.

56

Statements of operations

Year ended August 31, 2016

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund

Investment Income:
Interest	$23,411,013	$3,887,358	$7,249,462

Expenses:
Management fees	3,108,591	517,771	967,691
Distribution expenses — Class A	1,208,448	207,354	300,000
Distribution expenses — Class C	488,139	125,691	335,602
Dividend disbursing and transfer agent fees and expenses	406,321	81,134	140,057
Accounting and administration expenses	185,200	33,548	56,984
Legal fees	51,694	10,011	15,642
Registration fees	49,993	16,331	10,729
Reports and statements to shareholders	47,224	13,202	18,283
Audit and tax fees	43,084	42,344	42,312
Trustees’ fees and expenses	27,467	4,994	8,454
Custodian fees	24,354	4,749	7,829
Other	36,547	16,564	21,714

	5,677,062	1,073,693	1,925,297
Less expenses waived	(549,347)	(26,075)	(163,687)
Less waived distribution expenses — Class A	—	(82,942)	—
Less expense paid indirectly	(383)	(64)	(105)

Total operating expenses	5,127,332	964,612	1,761,505

Net Investment Income	18,283,681	2,922,746	5,487,957

Net Realized and Unrealized Gain:
Net realized gain on investments	1,245,728	210,669	293,830
Net change in unrealized appreciation (depreciation) of investments	11,243,374	1,840,780	4,356,386

Net Realized and Unrealized Gain	12,489,102	2,051,449	4,650,216

Net Increase in Net Assets Resulting from Operations	$30,772,783	$4,974,195	$10,138,173

See accompanying notes, which are an integral part of the financial statements.

57

Statements of changes in net assets

Delaware Tax-Free Minnesota Fund

	Year ended
	8/31/16	8/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,283,681	$19,428,620
Net realized gain	1,245,728	1,450,306
Net change in unrealized appreciation (depreciation)	11,243,374	(4,486,338)

Net increase in net assets resulting from operations	30,772,783	16,392,588

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,753,186)	(17,349,446)
Class B	—	(1,251)
Class C	(1,219,395)	(1,204,147)
Institutional Class	(1,374,763)	(991,348)

	(18,347,344)	(19,546,192)

Capital Share Transactions:
Proceeds from shares sold:
Class A	37,364,611	22,802,354
Class C	10,427,741	7,051,722
Institutional Class	24,205,727	16,608,226

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,061,531	14,050,860
Class B	—	934
Class C	1,099,622	1,069,001
Institutional Class	1,261,298	916,011

	87,420,530	62,499,108

58

	Year ended
	8/31/16	8/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(59,159,857)	$(57,938,666)
Class B	—	(457,631)
Class C	(4,470,992)	(4,073,143)
Institutional Class	(5,266,453)	(2,798,163)

	(68,897,302)	(65,267,603)

Increase (decrease) in net assets derived from capital share transactions	18,523,228	(2,768,495)

Net Increase (Decrease) in Net Assets	30,948,667	(5,922,099)

Net Assets:
Beginning of year	556,752,018	562,674,117

End of year	$587,700,685	$556,752,018

Distributions in excess of net investment income	$(215,430)	$(226,841)

See accompanying notes, which are an integral part of the financial statements.

59

Statements of changes in net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,922,746	$2,997,800
Net realized gain	210,669	194,821
Net change in unrealized appreciation (depreciation)	1,840,780	(1,134,514)

Net increase in net assets resulting from operations	4,974,195	2,058,107

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,419,983)	(2,642,880)
Class C	(259,127)	(259,970)
Institutional Class	(243,028)	(95,494)

	(2,922,138)	(2,998,344)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,598,977	9,934,059
Class C	2,151,769	1,531,754
Institutional Class	9,193,108	2,451,746

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,121,972	2,330,887
Class C	245,356	237,953
Institutional Class	229,586	90,218

	20,540,768	16,576,617

60

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(15,293,224)	$(17,357,339)
Class C	(1,070,105)	(2,572,600)
Institutional Class	(1,295,683)	(499,641)

	(17,659,012)	(20,429,580)

Increase (decrease) in net assets derived from capital share transactions	2,881,756	(3,852,963)

Net Increase (Decrease) in Net Assets	4,933,813	(4,793,200)

Net Assets:
Beginning of year	100,805,296	105,598,496

End of year	$105,739,109	$100,805,296

Distributions in excess of net investment income	$(785)	$(1,319)

See accompanying notes, which are an integral part of the financial statements.

61

Statements of changes in net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
	8/31/16	8/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,487,957	$5,661,730
Net realized gain	293,830	496,529
Net change in unrealized appreciation (depreciation)	4,356,386	(1,123,236)

Net increase in net assets resulting from operations	10,138,173	5,035,023

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,958,434)	(4,315,518)
Class B	—	(1,495)
Class C	(853,841)	(902,931)
Institutional Class	(786,400)	(456,934)

	(5,598,675)	(5,676,878)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,179,207	19,760,433
Class C	4,655,746	4,311,495
Institutional Class	17,825,598	9,317,694

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,147,387	3,408,058
Class B	—	1,375
Class C	726,911	795,384
Institutional Class	725,923	440,872

	42,260,772	38,035,311

62

	Year ended
	8/31/16	8/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(22,859,653)	$(19,120,109)
Class B	—	(525,869)
Class C	(2,667,925)	(5,095,771)
Institutional Class	(2,781,029)	(1,335,715)

	(28,308,607)	(26,077,464)

Increase in net assets derived from capital share transactions	13,952,165	11,957,847

Net Increase in Net Assets	18,491,663	11,315,992

Net Assets:
Beginning of year	169,633,012	158,317,020

End of year	$188,124,675	$169,633,012

Distributions in excess of net investment income	$—	$(2,683)

See accompanying notes, which are an integral part of the financial statements.

63

Financial highlights

Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

64

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.600	$12.670	$11.970	$13.030	$12.480

0.414	0.444	0.445	0.445	0.487
0.271	(0.067)	0.734	(0.973)	0.660

0.685	0.377	1.179	(0.528)	1.147

(0.415)	(0.447)	(0.444)	(0.445)	(0.488)
—	—	(0.035)	(0.087)	(0.109)

(0.415)	(0.447)	(0.479)	(0.532)	(0.597)

$12.870	$12.600	$12.670	$11.970	$13.030

5.52%	3.02%	10.03%	(4.24% )	9.41%

$481,066	$479,275	$503,072	$540,533	$577,061
0.85%	0.87%	0.90%	0.90%	0.90%
0.95%	0.96%	0.95%	0.95%	0.92%
3.25%	3.51%	3.61%	3.47%	3.81%
3.15%	3.42%	3.56%	3.42%	3.79%
15%	11%	10%	16%	16%

65

Financial highlights

Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

66

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.640	$12.710	$12.010	$13.070	$12.520

0.319	0.350	0.354	0.350	0.392
0.271	(0.067)	0.734	(0.973)	0.660

0.590	0.283	1.088	(0.623)	1.052

(0.320)	(0.353)	(0.353)	(0.350)	(0.393)
—	—	(0.035)	(0.087)	(0.109)

(0.320)	(0.353)	(0.388)	(0.437)	(0.502)

$12.910	$12.640	$12.710	$12.010	$13.070

4.73%	2.25%	9.19%	(4.93% )	8.58%

$53,502	$45,393	$41,612	$42,985	$41,368
1.60%	1.62%	1.65%	1.65%	1.65%
1.70%	1.71%	1.70%	1.70%	1.67%
2.50%	2.76%	2.86%	2.72%	3.06%
2.40%	2.67%	2.81%	2.67%	3.04%
15%	11%	10%	16%	16%

67

Financial highlights

Delaware Tax-Free Minnesota Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

68

		12/31/13[1] to 8/31/14
Year ended

8/31/16	8/31/15

$12.590	$12.660	$12.070

0.445	0.476	0.336
0.282	(0.067)	0.589

0.727	0.409	0.925

(0.447)	(0.479)	(0.335)

(0.447)	(0.479)	(0.335)

$12.870	$12.590	$12.660

5.87%	3.27%	7.74%

$53,133	$32,084	$17,533
0.60%	0.62%	0.65%
0.70%	0.71%	0.70%
3.50%	3.76%	3.84%
3.40%	3.67%	3.79%
15%	11%	10% [4]

69

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

70

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.220	$11.320	$10.840	$11.530	$11.130

0.331	0.337	0.342	0.330	0.355
0.220	(0.100)	0.490	(0.675)	0.400

0.551	0.237	0.832	(0.345)	0.755

(0.331)	(0.337)	(0.342)	(0.330)	(0.355)
—	—	(0.010)	(0.015)	—

(0.331)	(0.337)	(0.352)	(0.345)	(0.355)

$11.440	$11.220	$11.320	$10.840	$11.530

4.98%	2.12%	7.79%	(3.09% )	6.88%

$79,730	$84,663	$90,571	$90,110	$97,032
0.84%	0.85%	0.84%	0.84%	0.84%
0.97%	0.98%	0.98%	0.97%	0.94%
2.92%	2.98%	3.08%	2.89%	3.12%
2.79%	2.85%	2.94%	2.76%	3.02%
14%	14%	14%	17%	21%

71

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

72

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.240	$11.350	$10.860	$11.560	$11.160

0.235	0.241	0.249	0.233	0.259
0.230	(0.110)	0.500	(0.685)	0.400

0.465	0.131	0.749	(0.452)	0.659

(0.235)	(0.241)	(0.249)	(0.233)	(0.259)
—	—	(0.010)	(0.015)	—

(0.235)	(0.241)	(0.259)	(0.248)	(0.259)

$11.470	$11.240	$11.350	$10.860	$11.560

4.17%	1.16%	6.96%	(3.99% )	5.96%

$13,315	$11,740	$12,651	$14,538	$16,210
1.69%	1.70%	1.69%	1.69%	1.69%
1.72%	1.73%	1.73%	1.72%	1.69%
2.07%	2.13%	2.23%	2.04%	2.27%
2.04%	2.10%	2.19%	2.01%	2.27%
14%	14%	14%	17%	21%

73

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

74

		12/31/13[1]
Year ended		to

8/31/16	8/31/15	8/31/14

$11.220	$11.330	$10.950

0.348	0.354	0.255
0.230	(0.110)	0.380
0.578	0.244	0.635

(0.348)	(0.354)	(0.255)
(0.348)	(0.354)	(0.255)

$11.450	$11.220	$11.330

5.22%	2.18%	5.85%

$12,694	$ 4,402	$ 2,376
0.69%	0.70%	0.69%
0.72%	0.73%	0.73%
3.07%	3.13%	3.21%
3.04%	3.10%	3.17%
14%	14%	14% [4]

75

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

76

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$10.840	$10.880	$10.250	$11.080	$10.490

0.355	0.383	0.404	0.399	0.420
0.297	(0.039)	0.628	(0.831)	0.596

0.652	0.344	1.032	(0.432)	1.016

(0.362)	(0.384)	(0.402)	(0.398)	(0.426)

(0.362)	(0.384)	(0.402)	(0.398)	(0.426)

$11.130	$10.840	$10.880	$10.250	$11.080

6.12%	3.20%	10.25%	(4.06% )	9.86%

$121,168	$122,618	$119,044	$121,232	$124,717
0.89%	0.91%	0.89%	0.89%	0.89%
0.98%	1.01%	0.99%	0.99%	0.97%
3.23%	3.52%	3.82%	3.64%	3.89%
3.14%	3.42%	3.72%	3.54%	3.81%
15%	16%	15%	14%	13%

77

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

78

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$10.870	$10.900	$10.270	$11.100	$10.510

0.273	0.302	0.326	0.318	0.340
0.287	(0.029)	0.628	(0.832)	0.596
0.560	0.273	0.954	(0.514)	0.936

(0.280)	(0.303)	(0.324)	(0.316)	(0.346)
(0.280)	(0.303)	(0.324)	(0.316)	(0.346)

$11.150	$10.870	$10.900	$10.270	$11.100

5.22%	2.53%	9.41%	(4.77% )	9.03%

$35,751	$32,174	$32,279	$33,140	$33,432
1.64%	1.66%	1.64%	1.64%	1.64%
1.73%	1.76%	1.74%	1.74%	1.72%
2.48%	2.77%	3.07%	2.89%	3.14%
2.39%	2.67%	2.97%	2.79%	3.06%
15%	16%	15%	14%	13%

79

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

80

		12/31/13[1]
Year ended		to

8/31/16	8/31/15	8/31/14

$10.840	$10.880	$10.350

0.382	0.410	0.312
0.287	(0.039)	0.528
0.669	0.371	0.840

(0.389)	(0.411)	(0.310)
(0.389)	(0.411)	(0.310)

$11.120	$10.840	$10.880

6.28%	3.46%	8.21%

$31,206	$14,841	$ 6,470
0.64%	0.66%	0.64%
0.73%	0.76%	0.74%
3.48%	3.77%	4.04%
3.39%	3.67%	3.94%
15%	16%	15% [4]

81

Notes to financial statements
Delaware Investments® Minnesota Municipal Bond Funds	August 31, 2016

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds, and Voyageur Intermediate Tax-Free Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940 (1940 Act), as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free Minnesota Intermediate Fund, if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. On May 30, 2013, Delaware Tax-Free Minnesota Intermediate Fund’s Class B shares were eliminated. Effective Sept. 25, 2014, all remaining shares of Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund’s Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income taxes as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income taxes, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax and from Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not

82

available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their net asset value (NAV) per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2013–Aug. 31, 2016), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more

83

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

1. Significant Accounting Policies (continued)

frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Aug. 31, 2016.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Aug. 31, 2016, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$383	$64	$105

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive all or a portion, if any, of its investment advisory fees and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed the following percentage of each Fund’s average daily net assets from Sept. 1, 2015 through Aug. 31, 2016.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

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	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.60%	0.69%	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net asset of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$27,156	$4,919	$8,357

DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$118,811	$21,522	$36,558

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

85

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. DDLP has contracted to waive Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares 12b-1 fee to 0.15% of average daily net assets from Sept. 1, 2015 through Aug. 31, 2016.* Each Fund pays 1.00% of the average daily net assets of the Class C shares. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2016, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$11,966	$2,168	$3,672

For the year ended Aug. 31, 2016, DDLP earned commissions on sales of each Fund’s Class A shares as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$63,597	$6,895	$22,404

For the year ended Aug. 31, 2016, DDLP received gross CDSC commissions on redemption of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Class A	$ 613	$296	$7,091
Class C	1,092	86	859

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2016, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/

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trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. There were no Rule 17a-7 realized gain (loss) for the year ended Aug. 31, 2016. Pursuant to these procedures, for the year ended Aug. 31, 2016, each Fund engaged in securities purchases and securities sales as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Purchases	$33,166,931	$6,250,360	$18,401,087
Sales	32,802,131	5,575,383	12,875,683

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014 through Dec. 29, 2016.

3. Investments

For the year ended Aug. 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Purchases	$109,479,242	$17,840,675	$39,493,042
Sales	85,260,456	14,431,247	26,542,656

At Aug. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Cost of investments	$541,327,248	$98,871,796	$179,168,315

Aggregate unrealized appreciation of investments	$46,017,563	$ 6,945,139	$ 11,108,595
Aggregate unrealized depreciation of investments	(359,102)	(68,694)	(123,143)

Net unrealized appreciation of investments	$45,658,461	$ 6,876,445	$ 10,985,452

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

87

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

3. Investments (continued)

circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 – Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2016:

Delaware Tax-Free Minnesota Fund

Securities	Level 2
Municipal Bonds	$584,360,709
Short-Term Investments	2,625,000

Total Value of Securities	$586,985,709

Delaware Tax-Free Minnesota Intermediate Fund

Securities	Level 2
Municipal Bonds	$105,223,241
Short-Term Investments	525,000

Total Value of Securities	$105,748,241

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Delaware Minnesota High-Yield Municipal Bond Fund

Securities	Level 2
Municipal Bonds	$185,703,767
Short-Term Investments	4,450,000

Total Value of Securities	$190,153,767

During the year ended Aug. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Aug. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2016 and 2015 was as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Year ended 8/31/16
Ordinary income	$62,813	$—	$56,800
Tax-exempt income	18,284,531	2,922,138	5,541,875

Total	$18,347,344	$2,922,138	$5,598,675

Year ended 8/31/15
Ordinary income	$128,074	$—	$27,212
Tax-exempt income	19,418,118	2,998,344	5,649,666

Total	$19,546,192	$2,998,344	$5,676,878

89

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2016, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund

Shares of beneficial interest	$543,793,513	$ 98,798,465	$181,784,466
Undistributed tax-exempt income	213,219	69,478	131,832
Undistributed long-term capital gain	—	64,984	—
Capital loss carryforwards	(1,535,859)	—	(4,645,243)
Distributions payable	(428,649)	(70,263)	(131,832)
Unrealized appreciation of investments	45,658,461	6,876,445	10,985,452
Net assets	$587,700,685	$105,739,109	$188,124,675

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2016, each Fund recorded the following reclassifications:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Distributions in excess of net investment income	$ 75,074	$(74)	$ 113,401
Accumulated net realized gain (loss)	(75,074)	74	(113,401)

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For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2016, the Funds utilized capital loss carryforwards as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Capital loss carryforwards utilized	$1,226,535	$145,774	$293,874

Capital loss carryforwards remaining at Aug. 31, 2016 will expire as follows:

Year of expiration	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
2017	$—	$—	$83,961
2018	—	—	2,974,512

Total	$—	$—	$3,058,473

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Delaware Tax-Free Minnesota Fund	$1,535,859	$—
Delaware Minnesota High-Yield Municipal Bond Fund	737,530	849,240

91

Notes to financial statements

Delaware Investments ® Minnesota Municipal Bond Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Minnesota Fund		Delaware Tax-Free Minnesota Intermediate Fund		Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended		Year ended		Year ended

	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	2,932,737	1,798,126	581,319	875,739	1,381,534	1,810,912
Class C	814,808	554,042	189,236	135,340	422,381	394,131
Institutional Class	1,894,217	1,311,449	809,883	218,794	1,623,503	856,436

Shares issued upon reinvestment of dividends and distributions:
Class A	1,025,969	1,109,147	187,219	206,393	286,859	312,703
Class B	—	74	—	—	—	126
Class C	86,077	84,130	21,589	21,032	66,112	72,841
Institutional Class	98,996	72,360	20,187	7,994	66,056	40,477

	6,852,804	4,929,328	1,809,433	1,465,292	3,846,445	3,487,626

Shares redeemed:
Class A	(4,636,674)	(4,572,539)	(1,347,933)	(1,535,695)	(2,085,479)	(1,755,989)
Class B	—	(36,119)	—	—	—	(48,250)
Class C	(350,128)	(320,507)	(94,024)	(227,258)	(242,730)	(466,331)
Institutional Class	(412,513)	(220,610)	(113,588)	(44,335)	(252,972)	(122,603)

	(5,399,315)	(5,149,775)	(1,555,545)	(1,807,288)	(2,581,181)	(2,393,173)

Net increase (decrease)	1,453,489	(220,447)	253,888	(341,996)	1,265,264	1,094,453

For the year ended Aug. 31, 2015, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above and the “Statements of changes in net assets.”

	Class B Shares	Year ended 8/31/15 Class A Shares	Value
Delaware Tax-Free Minnesota Fund	28,929	28,957	$366,598
Delaware Minnesota High-Yield Municipal Bond Fund	23,383	23,431	254,934

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and the “Statements of changes in net assets.” For the years ended Aug. 31, 2016 and 2015, the Funds had the following exchange transactions:

92

	Exchange Redemptions Class A Shares	Year ended 8/31/16 Exchange Subscriptions Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund	40,302	40,367	$ 518,917
Delaware Tax-Free Minnesota Intermediate Fund	7,520	7,529	86,357
Delaware Minnesota High-Yield Municipal Bond Fund	96,773	96,971	1,076,549

			Year ended 8/31/15
				Exchange
	Exchange Redemptions			Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Delaware Tax-Free Minnesota Fund	2,080	2,255	—	4,348	$55,527
Delaware Tax-Free Minnesota Intermediate Fund	—	1,832	1,838	—	20,911
Delaware Minnesota High-Yield Municipal Bond Fund	3,147	—	—	3,154	34,186

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual

93

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

7. Line of Credit (continued)

commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Funds had no amounts outstanding as of Aug. 31, 2016, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the state or U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2016, the percentages of each Fund’s net assets insured by bond insurers are listed below, and these securities have been identified in the “Schedules of investments.”

Insurer	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
AMBAC Assurance Corporation	0.02%	1.21%	—
Assured Guaranty Corporation	4.61%	6.75%	2.18%
Assured Guaranty Municipal Corporation	0.72%	1.91%	0.16%
National Public Finance Guarantee Corporation	0.95%	—	0.54%

	6.30%	9.87%	2.88%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each

94

Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.” When monitoring compliance with each Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of each Fund will be considered.

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

95

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2016, that would require recognition or disclosure in the Funds’ financial statements.

96

Report of independent registered

public accounting firm

To the Board of Trustees of Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Minnesota Fund (constituting Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (constituting Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2016

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Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Minnesota Fund	0.34%	99.66%	100.00%
Delaware Tax-Free Minnesota Intermediate Fund	—	100.00%	100.00%
Delaware Minnesota High-Yield Municipal Bond Fund	1.01%	98.99%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Board consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund investment management agreements

At a meeting held on Aug. 17–19, 2016 (the “Annual Meeting”), the Boards of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the

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Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for each Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of each Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of each Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile.

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Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Board consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund investment management agreements (continued)

Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Minnesota High-Yield Municipal Bond Fund — Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, Management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would provide a comparison to a representative peer group based on credit quality instead of a peer group based on state of issuance. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes — one consisting of the Fund and all retail and institutional Minnesota municipal debt funds and the other consisting of the Fund and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. When compared to other high yield municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of the Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the fourth quartile and second quartile, respectively, of its Performance Universe. The Board observed that, when compared to other Minnesota municipal debt funds, the Fund’s performance was in line with the Board’s objective; however, when compared to other high yield municipal debt funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Delaware Tax-Free Minnesota Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Intermediate Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the

100

comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Minnesota High-Yield Municipal Bond Fund — When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses in its Expense Group and its total expenses were in the quartile with the highest expenses of the Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of the Expense. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Intermediate Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2016 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability

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Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Board consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund investment management agreements (continued)

Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, Delaware Tax-Free Minnesota Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders. Although, as of May 31, 2016, Delaware Minnesota High-Yield Municipal Bond Fund and Delaware Tax-Free Minnesota Intermediate Fund have not reached a size at which they can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that if the Fund grows, economies of scale may be shared.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1,3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s (s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s (s’) investment advisor, principal underwriter, and its transfer agent.

105

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

106

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.
Private Investor	62	None
(2004–Present)
Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

107

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

108

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	62	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)
3M Company

109

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

110

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	62	None[3]
Senior Vice President of
the Fund(s) and
the investment advisor
since 2013, General Counsel
of the Fund(s) and
the investment advisor
since 2015, and Secretary
of the Fund(s) and the
investment advisor since 2005.
Daniel V. Geatens has served	62	None[3]
as Vice President and
Treasurer of the Fund(s)
since 2007 and Vice President
and Director of Financial
Administration of the
investment advisor since 2010.
Richard Salus has served as	62	None[3]
Senior Vice President
and Chief Financial Officer
of the Fund(s) and the
investment advisor since 2006.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Chief Executive Officer
Delaware Investments®	Private Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds	J.P. Morgan Chase & Co.		International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Investments	President	New York, NY	PNC Financial Services Group
Family of Funds	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

112

Annual report

Fixed income mutual funds

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2016

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawareinvestments.com/literature.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2016, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® National Tax-Free Funds	September 6, 2016

Performance preview (for the year ended August 31, 2016)
Delaware Tax-Free USA Fund (Institutional Class shares)	1-year return	+7.32%
Delaware Tax-Free USA Fund (Class A shares)	1-year return	+7.00%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper General & Insured Municipal Debt Funds Average	1-year return	+6.95%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 5.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Institutional Class shares)	1-year return	+5.92%
Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+5.79%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index[2] (benchmark)	1-year return	+5.97%
Lipper Intermediate Municipal Debt Funds Average	1-year return	+5.58%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 10.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 14 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+10.57%
Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+10.25%
Bloomberg Barclays Municipal Bond Index[1] (benchmark)	1-year return	+6.88%
Lipper High Yield Municipal Debt Funds Average	1-year return	+9.83%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 15.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1Formerly known as the Barclays Municipal Bond Index.

2Formerly known as the Barclays 3–15 Year Blend Municipal Bond Index.

1

Portfolio management review

Delaware Investments® National Tax-Free Funds

Economic backdrop

Back in September 2015, at the start of the Funds’ fiscal year ended Aug. 31, 2016, many investors were anticipating relatively strong U.S. economic growth. Accordingly, the U.S. Federal Reserve was widely expected to begin raising its target short-term interest rate for the first time in nine years. The Fed eventually did so at its December 2015 meeting, increasing the federal funds rate by 0.25 percentage points.

It soon became clear, however, that the U.S. economy was growing at a relatively sluggish pace — one factor behind the Fed’s decision to leave rates alone for the remainder of the Funds’ fiscal year. Although U.S. gross domestic product (GDP) expanded by a moderate rate of 2.0% in the third quarter of 2015, it slowed to an annual pace of just 0.9% growth in the fourth quarter, and 0.8% and an estimated 1.1% in the first and second quarters of 2016, respectively (source: U.S. Commerce Department).

Investor concern extended beyond the United States and included worries about Chinese economic growth, new financial challenges in Europe, and, in June, U.K. voters’ decision to leave the European Union. This vote, dubbed Brexit, led to significant short-term market volatility, although markets quickly recovered.

Municipal bond market conditions

Against this backdrop, interest rates unexpectedly fell for much of the fiscal year — beneficial for municipal bond and other fixed income investors. This was particularly true in the first half of calendar year 2016, as concerns rose about the global economy, weak commodity prices, and the Fed’s apparent unwillingness to raise rates further.

Continuing a trend of several years, tax-exempt bonds with longer maturity dates tended to outpace those with shorter maturities. Also, lower-rated, higher yielding issues again generally surpassed their investment grade counterparts, performing particularly well in this environment.

The following table shows municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2016:

Maturity
5 years	4.01%
10 years	7.34%
22+ years	10.46%
Credit quality
AAA	5.59%
AA	6.20%
A	8.51%
BBB	8.83%

Source: Bloomberg

Other positive factors included the continued favorable balance between supply and demand of municipal debt, and the healthy credit environment for many state and local municipal borrowers.

Tobacco was the strongest-performing sector in the municipal bond marketplace, as these lower-rated, higher yielding securities benefited from issuers’ generally improved credit quality and strong investor demand for yield. Other bond categories dominated by lower-rated issuers also fared well, including transportation and healthcare. Higher-quality categories, including state general obligation bonds, produced positive returns that nevertheless lagged the overall municipal bond market.

Sticking to our strategy

For all three Funds in this report, our management approach remained consistent, as it does in every market environment. With our bottom-up investment strategy, we evaluate potential bond holdings one by one. Working with our municipal credit analysts, we conduct thorough research to determine which bonds we believe offer the most

2

favorable apparent trade-off between their credit risk and income generation.

In general, we emphasize bonds with lower-investment-grade or below-investment-grade credit ratings, where, we believe, our credit research capabilities may provide us potentially more meaningful insights. During the fiscal period, both Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund had substantial allocations to bonds with credit ratings of A and BBB, the two lowest rating tiers among investment grade bonds.

Both Funds also had relatively large exposure to high yield bonds — rated below BBB. Up to 20% of these two Funds’ net assets can be invested in high yield municipal debt. When making use of this basket of investments, we focused on securities that provided a combination of what we viewed as having attractive income and credit characteristics.

Delaware National High-Yield Municipal Bond Fund has significantly more flexibility to invest in lower-rated issues, reflecting its high yield mandate. As of the end of the fiscal year, 52.1% of the Fund’s portfolio was held in below-investment-grade bonds, down from 55.7% 12 months earlier.

As we normally do, we maintained a neutral duration, or sensitivity to interest rate changes, within the Funds, roughly on par with that of their respective benchmarks. We preferred to seek to add value through credit selection rather than interest rate management.

During the fiscal period, new investments varied from Fund to Fund but generally took place in sectors where lower-rated opportunities tend to be more plentiful and where we devote substantial credit research resources. For example, we maintained the Funds’ elevated exposure to the healthcare, education, transportation, and lease-revenue bond categories. When possible, new purchases in the Funds tended to emphasize longer-dated issues, which we believed continued to offer decent value.

The purchases we made in the Funds were largely financed through bond calls and maturities, as well as the proceeds of new share purchases by investors. We were reluctant to sell many of the Funds’ bond holdings, however, as many of these older issues offered higher income and were better long-term investments, in our view.

Within the Funds

Given the market trends of slow growth, economic uncertainty, and low yields, we believe all three Funds were well positioned for the fiscal year, with healthy exposure to longer-dated, lower-rated credits. Many of the Funds’ strongest performers had one or both of these characteristics.

Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, for instance, both benefited from a position in Henderson, Nev., special taxing district bonds. These nonrated securities, which were called before period end, rose significantly in price during the fiscal year, returning close to 40%.

New Jersey tobacco bonds were also especially strong performers in these two Funds. These issues benefited both from their long duration and below-investment-grade credit rating, and from the overall strength enjoyed by tobacco-securitization bonds for the fiscal year.

Meanwhile, Delaware Tax-Free USA Intermediate Fund’s strongest individual performers were two healthcare issues. The leading performers were nonrated senior housing bonds issued by Moon Industrial Development Authority for Baptist Homes Society, with a 2030 maturity date and a 5.625% coupon. Also faring well were Southwestern Illinois Development Authority health facilities revenue bonds for Memorial Group Obligated Group. These lower-rated bonds gained more than 18% for the fiscal

3

Portfolio management review

Delaware Investments® National Tax-Free Funds

year, reflecting Memorial Group’s agreement to merge with a more creditworthy institution.

In contrast, all three Funds were hampered by the poor performance from holdings in corporate-backed municipal bonds issued on behalf of Louisiana Pellets, a maker of wood pellets, which filed for bankruptcy protection during the fiscal period. At fiscal year end, we maintained the Funds’ position in the securities, which were still making income payments despite their recent losses.

In both Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, positions in West Virginia State Hospital Finance Authority revenue bonds for Highland Hospital in Charleston struggled. The issuer experienced credit problems, which contributed to the securities’ -7% return for the fiscal year.

Meanwhile, in Delaware Tax-Free USA Intermediate Fund, nonrated Palm Beach County (Florida) Health Facilities Authority revenue bonds for the Sinai Residences senior housing community were modestly negative performers. These securities were called prematurely, reducing their expected return for the Fund.

4

Performance summaries

Delaware Tax-Free USA Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+7.00%	+5.62%	+4.80%	+6.76%
Including sales charge	+2.16%	+4.66%	+4.31%	+6.61%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+6.19%	+4.83%	+4.01%	+4.03%
Including sales charge	+5.19%	+4.83%	+4.01%	+4.03%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+7.32%	+5.88%	n/a	+7.28%
Including sales charge	+7.32%	+5.88%	n/a	+7.28%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.04%	*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares,

5

Performance summaries

Delaware Tax-Free USA Fund

excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

6

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.56% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.81%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

7

Performance summaries

Delaware Tax-Free USA Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093
Delaware Tax-Free USA Fund — Class A shares	$9,550	$15,254

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2008, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free USA Fund — Institutional Class shares	$10,000	$17,147
Bloomberg Barclays Municipal Bond Index	$10,000	$15,678

8

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

9

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+5.79%	+3.81%	+4.01%	+4.96%
Including sales charge	+2.89%	+3.22%	+3.72%	+4.83%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+4.90%	+2.92%	+3.12%	+3.79%
Including sales charge	+3.90%	+2.92%	+3.12%	+3.79%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+5.92%	+3.95%	n/a	+5.23%
Including sales charge	+5.92%	+3.95%	n/a	+5.23%
Bloomberg Barclays 3–15 Year Blend
Municipal Bond Index	+5.97%	+4.08%	+4.79%	+5.17%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Sept. 1, 2015 through Aug. 31, 2016.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

10

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

11

Performance summaries

Delaware Tax-Free USA Intermediate Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.92%	1.67%	0.67%
Net expenses (including fee waivers, if any)	0.75%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

12

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$15,969
Delaware Tax-Free USA Intermediate Fund — Class A shares	$9,725	$14,414

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2008, through Aug. 31, 2016	Starting value	Ending value
Delaware Tax-Free USA Intermediate Fund — Institutional Class shares	$10,000	$14,781
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$14,721

13

Performance summaries

Delaware Tax-Free USA Intermediate Fund

1 The “Performance of a $10,000 investment” graph for Class A share assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional shares assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 10 through 14.

The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (formerly known as the Barclays 3–15 Year Blend Municipal Bond Index) measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

14

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2016
	1 year	5 years	10 years	Lifetime
Class A (Est. Sept. 22, 1986)
Excluding sales charge	+10.25%	+7.91%	+5.86%	+6.49%
Including sales charge	+5.26%	+6.93%	+5.37%	+6.33%
Class C (Est. May 26, 1997)
Excluding sales charge	+9.41%	+7.11%	+5.07%	+4.88%
Including sales charge	+8.41%	+7.11%	+5.07%	+4.88%
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+10.57%	+8.19%	n/a	+10.82%
Including sales charge	+10.57%	+8.19%	n/a	+10.82%
Bloomberg Barclays Municipal Bond Index	+6.88%	+4.80%	+4.87%	+6.04%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 17. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

15

Performance summaries

Delaware National High-Yield Municipal Bond Fund

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

16

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.60% of the Fund’s average daily net assets during the period from Sept. 1, 2015 through Aug. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.96%	1.71%	0.71%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from Dec. 29, 2014, through Dec. 29, 2016.

17

Performance summaries

Delaware National High-Yield Municipal Bond Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from Aug. 31, 2006, through Aug. 31, 2016

For period beginning Aug. 31, 2006, through Aug. 31, 2016	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Class A shares	$9,550	$16,878
Bloomberg Barclays Municipal Bond Index	$10,000	$16,093

Institutional Class shares

Average annual total returns from Dec. 31, 2008 (inception date) through Aug. 31, 2016

For period beginning Dec. 31, 2008, through Aug. 31, 2016	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Institutional Class shares	$10,000	$21,981
Bloomberg Barclays Municipal Bond Index	$10,000	$15,678

18

1 The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2006, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Aug. 31, 2006.

The “Performance of a $10,000 investment” graph for Institutional Class assumes $10,000 invested in Institutional Class shares of the Fund on Dec. 31, 2008, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of Dec. 31, 2008.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 17. Please note additional details on pages 15 through 19.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

19

Disclosure of Fund expenses

For the six-month period from March 1, 2016 to August 31, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2016 to Aug. 31, 2016.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

20

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,035.10	0.81%	$4.14
Class C	1,000.00	1,031.20	1.56%	7.96
Institutional Class	1,000.00	1,036.20	0.56%	2.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.06	0.81%	$4.12
Class C	1,000.00	1,017.29	1.56%	7.91
Institutional Class	1,000.00	1,022.32	0.56%	2.85

Delaware Tax-Free USA Intermediate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,026.20	0.75%	$3.82
Class C	1,000.00	1,021.00	1.60%	8.13
Institutional Class	1,000.00	1,026.90	0.60%	3.06
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.75%	$3.81
Class C	1,000.00	1,017.09	1.60%	8.11
Institutional Class	1,000.00	1,022.12	0.60%	3.05

21

Disclosure of Fund expenses

For the six-month period from March 1, 2016 to August 31, 2016 (Unaudited)

Delaware National High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/16	Ending Account Value 8/31/16	Annualized Expense Ratio	Expenses Paid During Period 3/1/16 to 8/31/16*
Actual Fund return†
Class A	$1,000.00	$1,059.20	0.85%	$4.40
Class C	1,000.00	1,056.00	1.60%	8.27
Institutional Class	1,000.00	1,061.10	0.60%	3.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class C	1,000.00	1,017.09	1.60%	8.11
Institutional Class	1,000.00	1,022.12	0.60%	3.05

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

22

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.65%
Corporate Revenue Bonds	9.71%
Education Revenue Bonds	8.86%
Electric Revenue Bonds	4.00%
Healthcare Revenue Bonds	15.32%
Housing Revenue Bonds	0.91%
Lease Revenue Bonds	4.77%
Local General Obligation Bonds	5.92%
Pre-Refunded/Escrowed to Maturity Bonds	11.28%
Special Tax Revenue Bonds	11.63%
State General Obligation Bonds	6.94%
Transportation Revenue Bonds	14.77%
Water & Sewer Revenue Bonds	4.54%
Short-Term Investments	0.52%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Alabama	0.49%
Alaska	0.63%
Arizona	2.28%
California	14.98%
Colorado	1.05%
Connecticut	1.09%
Florida	0.98%
Georgia	2.16%
Illinois	5.35%
Indiana	0.81%
Kansas	1.45%
Louisiana	0.63%
Maryland	3.38%
Massachusetts	5.27%
Michigan	1.01%
Minnesota	1.47%
Mississippi	0.17%
Missouri	2.94%
Nevada	0.29%

23

Security type / sector / state / territory allocations

Delaware Tax-Free USA Fund

State / territory	Percentage of net assets
New Jersey	8.15%
New York	16.66%
North Carolina	2.73%
Ohio	2.12%
Oklahoma	3.27%
Oregon	0.31%
Pennsylvania	2.76%
Tennessee	1.05%
Texas	11.83%
U.S. Virgin Islands	0.17%
Utah	0.28%
Virginia	1.13%
Washington	1.12%
West Virginia	0.48%
Wisconsin	0.68%
Total Value of Securities	99.17%

24

Security type / sector / state / territory allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.69%
Corporate Revenue Bonds	8.81%
Education Revenue Bonds	6.10%
Electric Revenue Bonds	2.61%
Healthcare Revenue Bonds	10.27%
Lease Revenue Bonds	5.89%
Local General Obligation Bonds	8.60%
Pre-Refunded/Escrowed to Maturity Bonds	7.38%
Resource Recovery Revenue Bonds	0.03%
Special Tax Revenue Bonds	13.23%
State General Obligation Bonds	13.51%
Transportation Revenue Bonds	15.74%
Water & Sewer Revenue Bonds	6.52%
Short-Term Investments	1.06%
Total Value of Securities	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Arizona	5.26%
California	18.38%
Connecticut	1.06%
District of Columbia	1.08%
Florida	1.10%
Georgia	1.93%
Guam	0.46%
Idaho	0.88%
Illinois	5.38%
Kansas	0.96%
Louisiana	3.38%
Maryland	3.43%
Massachusetts	2.71%
Michigan	0.72%
Minnesota	4.32%
Missouri	1.55%
New Jersey	3.14%
New York	16.07%
North Carolina	0.56%

25

Security type / sector / state / territory allocations

Delaware Tax-Free USA Intermediate Fund

State / territory	Percentage of net assets
Ohio	1.05%
Oklahoma	0.16%
Oregon	2.90%
Pennsylvania	4.35%
Tennessee	1.01%
Texas	11.49%
Virginia	3.80%
Washington	1.32%
Wisconsin	1.30%
Total Value of Securities	99.75%

26

Security type / sector / state / territory allocations
Delaware National High-Yield Municipal Bond Fund	As of August 31, 2016

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.91%
Corporate Revenue Bonds	19.18%
Education Revenue Bonds	14.56%
Electric Revenue Bonds	0.71%
Healthcare Revenue Bonds	26.21%
Housing Revenue Bonds	0.74%
Lease Revenue Bonds	5.32%
Local General Obligation Bonds	3.88%
Pre-Refunded/Escrowed to Maturity Bonds	4.84%
Resource Recovery Revenue Bonds	0.60%
Special Tax Revenue Bonds	7.11%
State General Obligation Bonds	1.49%
Transportation Revenue Bonds	9.79%
Water & Sewer Revenue Bonds	3.48%
Short-Term Investments	1.69%
Total Value of Securities	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

* As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Alabama	3.58%
Alaska	0.17%
Arizona	4.51%
California	14.26%
Colorado	1.88%
Connecticut	0.30%
Delaware	0.60%
District of Columbia	1.00%
Florida	4.74%
Georgia	0.79%
Guam	0.03%
Hawaii	1.67%
Idaho	1.16%
Illinois	4.66%
Indiana	0.80%
Iowa	0.21%
Kansas	0.60%
Kentucky	1.52%

27

Security type / sector / state / territory allocations

Delaware National High-Yield Municipal Bond Fund

State / territory	Percentage of net assets
Louisiana	1.65%
Maine	0.15%
Maryland	2.57%
Massachusetts	1.07%
Michigan	1.32%
Minnesota	2.38%
Mississippi	0.05%
Missouri	1.03%
Nevada	0.71%
New Hampshire	0.13%
New Jersey	6.05%
New York	11.52%
North Carolina	1.07%
Ohio	4.15%
Oklahoma	0.92%
Oregon	0.58%
Pennsylvania	4.92%
Puerto Rico	0.26%
South Carolina	0.46%
Tennessee	0.33%
Texas	9.45%
Utah	0.17%
Vermont	0.09%
Virginia	1.39%
Washington	1.12%
West Virginia	0.81%
Wisconsin	2.60%
Wyoming	0.17%
Total Value of Securities	99.60%

28

Schedules of investments Delaware Tax-Free USA Fund	August 31, 2016

	Principal amount°	Value (U.S. $)
Municipal Bonds – 98.65%
Corporate Revenue Bonds – 9.71%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	4,145,000	$4,144,876
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	8,025,000	8,204,118
(Capital Appreciation-Asset-Backed) Series B 1.548% 6/1/47 ^	27,035,000	2,877,065
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,955,000	3,288,206
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28	6,000,000	7,186,020
6.25% 6/1/24	6,810,000	6,841,598
Louisiana Public Facilities Authority
(LA Pellets Inc. Project) 144A 7.75% 7/1/39 (AMT)#@‡	1,500,000	868,170
Lower Alabama Gas District
Series A 5.00% 9/1/46	2,050,000	2,787,447
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,915,000	2,579,313
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) Series B
5.625% 11/15/30 (AMT)	1,365,000	1,591,317
New York Liberty Development
(Goldman Sachs Headquarters) 5.25% 10/1/35	2,745,000	3,778,465
New York State Liberty Development Corporation Revenue
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	1,000,000	1,135,120
New York Transportation Development Authority Revenue
(American Airlines, Inc. International Airport Project)
Series 5.00% 8/1/31 (AMT)	750,000	826,365
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,940,000	2,351,571
Tobacco Settlement Financing Corporation, New Jersey Revenue
Series 1A 5.00% 6/1/41	4,765,000	4,696,718
Valparaiso, Indiana
(Pratt Paper, LLC Project) 7.00% 1/1/44 (AMT)	1,780,000	2,264,302

		55,420,671

Education Revenue Bonds – 8.86%
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	5,295,000	5,821,164

29

Schedules of investments Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	3,000,000	$3,235,980
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,400,000	2,402,640
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	3,300,000	3,466,683
Massachusetts Development Finance Agency
(Berklee College of Music) 5.00% 10/1/46	3,600,000	4,401,288
Massachusetts State Development Finance Agency Revenue
(Harvard University) Series B-2 5.25% 2/1/34	5,000,000	5,929,300
Massachusetts State Health & Educational Facilities Authority Revenue
(Harvard University)
Series A 5.00% 12/15/29	5,000,000	5,689,400
Series A 5.50% 11/15/36	4,515,000	5,006,503
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	4,225,000	4,768,589
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	6,000,000	6,427,440
Provo, Utah Charter School Revenue
(Freedom Academy Foundation Project) 5.50% 6/15/37	1,560,000	1,573,525
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	1,500,000	1,828,185

		50,550,697

Electric Revenue Bonds – 4.00%
California State Department of Water Resources
Series L 5.00% 5/1/20	5,000,000	5,782,850
City Public Service Board of San Antonio, Texas
5.00% 2/1/22	2,000,000	2,410,200
5.25% 2/1/24	7,000,000	8,954,890
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,610,000	5,689,985

		22,837,925

Healthcare Revenue Bonds - 15.32%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,260,170

30

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Health Facilities Financing Authority Revenue
(Providence St. Joseph Health) Series A 4.00% 10/1/47	2,035,000	$2,273,217
(Sutter Health) Series B 5.00% 11/15/46	5,000,000	6,206,200
California Statewide Communities Development Authority
(Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	4,360,000	5,067,628
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,040,000	2,472,296
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	1,875,000	2,217,581
Fairfax County, Virginia Industrial Development Authority
(Inova Health) 5.50% 5/15/35	1,635,000	1,838,835
Illinois Finance Authority
(Presence Health Network) Series C 5.00% 2/15/41	5,000,000	5,720,200
Maricopa County, Arizona Industrial Development
Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	4,157,634
Massachusetts Development Finance Agency
(Dana-Farber Cancer Institute) Series N 5.00% 12/1/46	2,500,000	3,048,050
Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Building
(Vanderbilt University Medical Center) 5.00% 7/1/46	5,000,000	6,003,900
Michigan Finance Authority
(Trinity Health) Series 2016 5.00% 12/1/33	4,655,000	5,742,408
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	2,250,000	2,592,765
New Hope, Texas Cultural Education Facilities
(Cardinal Bay - Village on the Park)
Series A1 4.00% 7/1/36	310,000	332,801
Series A1 5.00% 7/1/46	770,000	894,216
Series A1 5.00% 7/1/51	770,000	889,096
Series B 4.25% 7/1/36	465,000	495,978
Series B 4.75% 7/1/51	925,000	1,001,433
Series B 5.00% 7/1/46	770,000	873,242
New Jersey Health Care Facilities Financing Authority
(St. Joseph’s Healthcare System) 4.00% 7/1/48	1,480,000	1,563,161
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center)
6.25% 12/1/37	2,250,000	2,451,983
6.50% 12/1/21	2,745,000	3,033,280

31

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	$1,674,859
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	3,260,000	3,273,333
Ohio State Higher Educational Facility Community Revenue
(Cleveland Clinic Health System Obligation Group) Series A 5.25% 1/1/33	2,000,000	2,122,480
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,000,000	3,101,670
Oregon Health & Science University Revenue
(Capital Appreciation Insured) Series A
5.757% 7/1/21 (NATL-RE)^	2,000,000	1,771,560
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
7.25% 6/1/34	120,000	147,581
Series A 7.50% 6/1/49	610,000	758,163
Payne County, Oklahoma Economic Development Authority
(Epworth Living at the Ranch) Series A 6.875% 11/1/46	1,500,000	1,595,955
Public Finance Authority, Wisconsin
(Bancroft NeuroHealth Project)
Series A 144A 5.00% 6/1/36 #	540,000	557,210
Series A 144A 5.125% 6/1/48 #	625,000	646,050
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,350,000	2,766,702
Southwestern Illinois Development Authority Revenue
(Memorial Group Inc.) 7.125% 11/1/43	2,000,000	2,732,340
Tarrant County, Texas Cultural Education Facilities Finance
(Baylor Scott & White Health) Series A 5.00% 11/15/45	1,880,000	2,280,948
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	1,000,000	1,111,020
West Virginia Hospital Finance Authority Revenue
(Highland Hospital Obligation Group) 9.125% 10/1/41 @	2,900,000	2,722,781

		87,398,726

Housing Revenue Bonds – 0.91%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45	4,555,000	5,208,050

		5,208,050

32

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds – 4.77%
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/45	5,000,000	$6,068,700
New Jersey Economic Development Authority
(School Facilities Construction)
Series EE 5.00% 9/1/18	770,000	827,542
Series GG 5.75% 9/1/23	100,000	115,177
New Jersey Transportation Trust Fund Authority
Series B 5.00% 6/15/21	3,235,000	3,667,487
Series B 5.50% 6/15/31	5,000,000	5,687,350
(Transportation Program) Series AA 5.00% 6/15/24	5,000,000	5,708,800
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.75% 10/1/31 (AMT)	2,245,000	2,336,462
St. Louis, Missouri Industrial Development Authority Leasehold Revenue
(Convention Center Hotel) 5.80% 7/15/20 (AMBAC)^	3,035,000	2,801,851

		27,213,369

Local General Obligation Bonds – 5.92%
Georgetown, Texas Independent School District
(School Building)
5.00% 8/15/24 (PSF)	1,430,000	1,641,711
5.00% 8/15/26 (PSF)	1,000,000	1,145,960
Los Angeles, California Community College District
Series C 5.00% 8/1/25	2,500,000	3,286,025
Montgomery, Maryland
Series A 5.00% 11/1/28	5,755,000	7,328,014
New York City, New York
Series I-1 5.375% 4/1/36	1,835,000	2,055,127
Subseries D-1 5.00% 10/1/36	6,500,000	7,682,740
Raleigh, North Carolina
Series A 5.00% 9/1/26	8,000,000	10,658,160

		33,797,737

Pre-Refunded/Escrowed to Maturity Bonds – 11.28%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.25% 11/1/39-19§	5,500,000	6,456,450
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,500,000	2,946,325
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46-19§	5,145,000	5,791,726

33

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	5,160,000	$6,279,565
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,000,000	3,528,930
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41-19§	3,000,000	3,619,410
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	2,190,000	2,754,691
Missouri State Health & Educational Facilities Authority Revenue
(Washington University) Series A 5.375% 3/15/39-18§	5,000,000	5,367,500
New Jersey Economic Development Authority
(School Facilities Construction)
5.00% 9/1/18	2,120,000	2,303,020
Series G 5.75% 9/1/23-21§	900,000	1,091,133
New Jersey Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B
7.50% 12/1/32-19§	1,435,000	1,696,400
New York City, New York Water & Sewer System
(Fiscal 2009) Series A 5.75% 6/15/40-18§	910,000	993,056
North Texas Tollway Authority Revenue
(First Tier) 6.00% 1/1/24-18§	2,930,000	3,139,173
Oklahoma State Turnpike Authority Revenue
(First Senior) 6.00% 1/1/22	13,535,000	17,077,110
Virgin Islands Public Finance Authority Revenue
Series A 7.30% 10/1/18	900,000	962,712
Wisconsin Housing & Economic Developing Authority Revenue
6.10% 6/1/21-17 (FHA)§	340,000	363,412

		64,370,613

Special Tax Revenue Bonds – 11.63%
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	8,230,000	9,803,165
Denver, Colorado Convention Center Hotel Authority Revenue Senior
5.00% 12/1/35 (SGI)	1,305,000	1,310,807
Henderson, Nevada Local Improvement Districts No. T-18
5.30% 9/1/35	1,640,000	1,640,000
Kansas State Department of Transportation
5.00% 9/1/27	5,300,000	6,852,794

34

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Massachusetts School Building Authority
Series C 5.00% 8/15/31	2,500,000	$3,144,800
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,606,571
New Jersey Economic Development Authority Revenue
5.00% 6/15/28	2,695,000	2,985,952
New York City, New York Industrial Development Agency
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,151,150
New York City, New York Transitional Finance Authority Future Tax Secured Fiscal 2011
5.00% 5/1/40	2,500,000	3,084,425
Series A-1 5.00% 11/1/42	10,000,000	12,112,400
Series C 5.25% 11/1/25	6,000,000	7,060,380
Series D 5.00% 2/1/26	3,000,000	3,507,240
New York State Dormitory Authority
(Education) Series B 5.25% 3/15/38	6,000,000	6,665,220
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (NATL-RE)	915,000	991,567
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	1,365,000	1,423,695

		66,340,166

State General Obligation Bonds – 6.94%
California State
5.25% 11/1/40	3,795,000	4,429,562
Various Purposes
5.00% 9/1/22	2,180,000	2,668,538
5.00% 11/1/43	3,000,000	3,647,190
6.00% 4/1/38	4,060,000	4,601,807
6.50% 4/1/33	2,570,000	2,949,332
Connecticut State
Series B 5.00% 6/15/35	2,475,000	2,984,256
Maryland State
Series A 5.00% 8/1/23	5,000,000	6,282,950
Minnesota State
Various Purpose Series A 5.00% 8/1/23	4,500,000	5,644,440
Washington State
Series C 5.00% 2/1/28	5,000,000	6,379,300

		39,587,375

35

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds – 14.77%
Alameda Corridor, California Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/37	2,450,000	$2,983,120
Chicago, Illinois O’Hare International Airport
Series B 5.00% 1/1/33	2,345,000	2,816,673
Maryland Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35	5,075,000	5,680,042
Miami-Dade County, Florida Aviation Revenue
Series A 5.00% 10/1/41	2,000,000	2,437,180
New Jersey Turnpike Authority
Series A 5.00% 1/1/28	5,000,000	6,209,400
Series E 5.00% 1/1/45	3,000,000	3,588,360
New York Transportation Development
(Laguardia Airport Term B) Series A 5.25% 1/1/50 (AMT)	4,000,000	4,694,080
North Texas Tollway Authority Revenue
Series A 5.00% 1/1/34	5,000,000	5,997,300
(Unrefunded - First Tier) Series A 6.00% 1/1/24	415,000	440,236
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien
Series A 5.00% 7/1/26	1,800,000	2,059,128
Port Authority of New York & New Jersey Special Project
(193rd Series) 5.00% 10/15/28 (AMT)	4,000,000	4,970,600
(JFK International Air Terminal)
6.00% 12/1/42	4,735,000	5,566,229
6.50% 12/1/28	5,500,000	5,664,890
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International)
Series A-1 6.625% 7/1/34	5,995,000	6,839,516
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(Blueridge Transportation)
5.00% 12/31/40 (AMT)	620,000	729,653
5.00% 12/31/45 (AMT)	620,000	726,882
5.00% 12/31/50 (AMT)	930,000	1,077,935
5.00% 12/31/55 (AMT)	930,000	1,072,216
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	6,863,772
7.50% 6/30/33	1,560,000	1,906,382
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	2,490,000	3,114,890
6.875% 12/31/39	5,500,000	6,505,840
7.00% 12/31/38 (AMT)	1,830,000	2,320,843

		84,265,167

36

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds – 4.54%
Chicago, Illinois Waterworks Revenue
(2nd Lien) 5.00% 11/1/28	1,400,000	$1,700,272
Kansas, Missouri Sanitary Sewer System Revenue
Series A 4.00% 1/1/23	1,500,000	1,756,380
Massachusetts Water Resources Authority
(Green Bond) Series C 4.00% 8/1/36	2,500,000	2,848,725
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue
(Fiscal 2009) Series A 5.75% 6/15/40	3,090,000	3,373,816
(Second Generation Fiscal 2013) Series CC
5.00% 6/15/47	1,975,000	2,354,852
San Antonio, Texas Water System Revenue
(Junior Lien) Series A 5.00% 5/15/25	1,000,000	1,280,070
San Francisco, California City & County Public Utilities Commission Water Revenue
Series F 5.00% 11/1/27	5,000,000	5,828,200
Southern California Water Replenishment District
5.00% 8/1/33	2,000,000	2,508,160
5.00% 8/1/34	2,000,000	2,498,860
Westmoreland County, Pennsylvania Municipal Authority
5.00% 8/15/42 (BAM)	1,500,000	1,780,680

		25,930,015

Total Municipal Bonds (cost $505,007,566)		562,920,511

Short-Term Investments – 0.52%

Variable Rate Demand Notes – 0.52%¤
Mississippi Business Finance Commission (Chevron USA Project) Series A
0.58% 12/1/30	1,000,000	1,000,000
Montgomery County, Pennsylvania Industrial Development Authority (Acts Retirement Life Communities) Series A 0.64% 11/15/29 (SPA – TD Bank N.A.) (AGC)	2,000,000	2,000,000

Total Short-Term Investments (cost $3,000,000)		3,000,000

Total Value of Securities – 99.17%
(cost $508,007,566)		$565,920,511

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $7,139,058, which represents 1.25% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $3,590,951, which represents 0.63% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

37

Schedules of investments

Delaware Tax-Free USA Fund

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income-producing security. Security is currently in default.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Build America Mutual Assurance

FHA – Federal Housing Administration

N.A. – National Association

NATL-RE – Insured by National Public Finance Guarantee Corporation

PSF – Guaranteed by Permanent School Fund

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

TD – Toronto Dominion

See accompanying notes, which are an integral part of the financial statements.

38

Schedules of investments

Delaware Tax-Free USA Intermediate Fund	August 31, 2016

	Principal amount°	Value (U.S. $)
Municipal Bonds – 98.69%
Corporate Revenue Bonds – 8.81%
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	$1,620,089
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 4.50% 6/1/27	9,200,000	9,347,108
(Capital Appreciation Asset-Backed) Series A 1.548% 6/1/47 ^	22,610,000	2,406,156
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,750,000	3,060,090
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	8,219,107
6.25% 6/1/24	7,500,000	7,534,800
Louisiana Public Facilities Authority
(LA Pellets Inc. Project) 144A 7.00% 7/1/24 (AMT)#@‡	1,905,000	1,110,729
Maricopa County, Arizona Corporation Pollution Control Revenue
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	6,000,000	6,688,980
Maryland Economic Development Corporation Pollution Control Revenue (Potomac Electric Project) 6.20% 9/1/22	1,780,000	2,009,940
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project) Series B 5.625% 11/15/30 (AMT)	1,890,000	2,203,362
Salt Verde, Arizona Financial Corporation Senior Gas Revenue
5.25% 12/1/24	3,050,000	3,681,747
Texas Municipal Gas Acquisition & Supply Corp I
(Senior Lien) Series D 6.25% 12/15/26	5,800,000	7,351,732
Tobacco Settlement Financing Corporation, New Jersey Revenue
Series 1A 4.50% 6/1/23	1,585,000	1,615,812
Tulsa, Oklahoma Airports Improvement Trust
(American Airlines) 5.00% 6/1/35 (AMT)●	975,000	1,138,751
Wisconsin Public Finance Authority Exempt Facilities Revenue
(Celanese Project) Series A 5.00% 1/1/24 (AMT)	1,605,000	1,864,111
(National Gypsum) 5.25% 4/1/30 (AMT)	2,905,000	3,263,274

		63,115,788

39

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds – 6.10%
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	2,215,000	$2,562,378
Clifton, Texas Higher Education Finance Corporation Revenue
(Uplift Education) Series A 6.00% 12/1/30	1,100,000	1,255,397
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	5,000,000	5,393,300
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 6.25% 6/15/20	605,000	633,030
Massachusetts State Development Finance Agency Revenue
(Berklee College of Music)
4.00% 10/1/36	1,000,000	1,123,460
5.00% 10/1/35	1,500,000	1,854,990
(Harvard University) Series B-1 5.25% 10/15/29	1,670,000	1,957,891
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institute of Technology) Series M 5.25% 7/1/20	3,000,000	3,510,390
Miami-Dade County, Florida Educational Facilities Authority
(University of Miami)
Series A 5.00% 4/1/30	520,000	635,014
Series A 5.00% 4/1/31	1,090,000	1,324,655
New York City, New York Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/21	3,025,000	3,546,722
New York State Dormitory Authority
(Non State Supported Debt - Rockefeller University)
Series A 5.00% 7/1/27	1,055,000	1,179,669
(Touro College & University System) Series A 5.25% 1/1/34	1,335,000	1,518,923
Pennsylvania State Higher Educational Facilities Authority Revenue
(Drexel University)
5.00% 5/1/34	2,000,000	2,430,780
5.00% 5/1/35	1,000,000	1,214,430
Series A 5.25% 5/1/25	5,290,000	6,186,073
Troy, New York Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	2,500,000	2,700,100

40

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
University of Texas Permanent University Fund
Series B 5.00% 7/1/27	3,715,000	$4,708,688

		43,735,890

Electric Revenue Bonds – 2.61%
California State Department Water Resources Power Supply Revenue
Series L 5.00% 5/1/19	6,000,000	6,694,500
Series N 5.00% 5/1/21	3,580,000	4,279,496
New York State Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/33	2,190,000	2,761,305
Salt River, Arizona Project Agricultural Improvement &
Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,000,000	4,937,080

		18,672,381

Healthcare Revenue Bonds – 10.27%
Arizona Health Facilities Authority
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/30	5,800,000	7,099,780
Berks County, Pennsylvania Hospital Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.25% 11/1/24	4,405,000	4,961,792
California Health Facilities Financing Authority Revenue
(Providence St. Joseph Health) Series A 4.00% 10/1/35	2,000,000	2,266,080
(Sutter Health) Series B 4.00% 11/15/41	6,000,000	6,708,600
California Statewide Communities Development Authority
(Kaiser Permanente) Series A 5.00% 4/1/19	5,325,000	5,918,152
(Loma Linda University Medical Center) Series A 144A 5.00% 12/1/41 #	2,685,000	3,089,361
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center) 7.00% 4/1/35	1,630,000	1,759,210
Dauphin County, Pennsylvania General Authority
(Pinnacle Health System Project) Series A 6.00% 6/1/29	1,780,000	2,028,310
Health & Educational Facilities Authority of The State of Missouri
(Saint Luke’s Health System) 4.00% 11/15/33	2,675,000	2,980,967
Illinois Finance Authority Revenue
(Presence Health Network) Series C 5.00% 2/15/36	2,345,000	2,687,229
(Rush University Medical Center)
Series A 5.00% 11/15/32	2,900,000	3,520,832
Series A 5.00% 11/15/33	1,450,000	1,747,699

41

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facilities Building
(Vanderbilt University Medical Center)
Series A 5.00% 7/1/31	310,000	$383,123
Series A 5.00% 7/1/35	1,685,000	2,054,285
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 5.625% 7/1/30	2,440,000	2,800,461
New Jersey Health Care Facilities Financing Authority
(St. Joseph’s Healthcare System) 5.00% 7/1/41	1,585,000	1,876,133
New York State Dormitory Authority Revenue
(North Shore Long Island Jewish Health System)
Series A 5.00% 5/1/23	4,000,000	4,678,240
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,210,040
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	780,000	783,190
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group)
Series A 5.00% 1/1/18	1,000,000	1,057,230
Palm Beach County, Florida Health Facilities Authority Revenue
(Sinai Residences Boca Raton Project-Entrance Fee)
Series B 6.25% 6/1/23	220,000	220,000
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project) Series A 144A
4.625% 6/1/36 #	1,460,000	1,460,190
Rochester, Minnesota Health Care Facilities Revenue
(Mayo Clinic) Series C 4.50% 11/15/38 ●	2,540,000	2,957,195
Southwestern Illinois Development Authority
(Memorial Group) 7.125% 11/1/30	2,190,000	3,033,019
St. Cloud, Minnesota
(Centracare Health)
Series A 5.00% 5/1/30	1,285,000	1,610,092
Series A 5.00% 5/1/31	805,000	1,005,461
Tarrant County, Texas Cultural Education Facilities Finance
(Baylor Scott & White Health) Series A 4.00% 11/15/34	1,500,000	1,685,910
Washington State Housing Finance Commission
(Heron’s Key)
Series A 144A 6.50% 7/1/30 #	455,000	488,925

42

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Washington State Housing Finance Commission
(Heron’s Key)
Series A 144A 6.75% 7/1/35 #	465,000	$502,660

		73,574,166

Lease Revenue Bonds – 5.89%
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.125% 11/1/23	690,000	747,077
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/35	3,000,000	3,670,530
Idaho Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	3,332,112
Los Angeles County, California
(Disney Concert Hall Parking) 5.00% 3/1/23	2,395,000	2,949,610
Metropolitan Washington Airports Authority
Series A 4.00% 10/1/35 (AMT)	6,990,000	7,748,275
Michigan State Grant Anticipation Refunding Bonds
Series 2016 5.00% 3/15/27	4,020,000	5,166,986
Minnesota State General Fund Revenue
Series A 5.00% 6/1/27	3,265,000	4,002,792
New Jersey Economic Development Authority
(School Facilities Construction) Series EE 5.00% 9/1/18	665,000	714,695
New Jersey State Transportation Trust Fund Authority
Series B 5.50% 6/15/31	5,000,000	5,687,350
New York Liberty Development Revenue
(World Trade Center Project)
Class 2-3 144A 5.15% 11/15/34 #	4,665,000	5,497,236
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.00% 10/1/23 (AMT)	2,645,000	2,732,364

		42,249,027

Local General Obligation Bonds – 8.60%
Chesterfield County, Virginia
Series B 5.00% 1/1/22	4,070,000	4,927,549
Chicago, Illinois
Series C 5.00% 1/1/26	1,295,000	1,410,773
Columbus, Ohio
Series 1 5.00% 7/1/23	2,535,000	3,173,668
Conroe, Texas Independent School District
5.00% 2/15/25 (PSF)	3,865,000	4,410,081

43

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Dallas, Texas Independent School District
(Multi-Modal School Building) Series B6 5.00% 2/15/36 (PSF)●	6,705,000	$8,028,969
Fort Worth, Texas Independent School District
(School Building) 5.00% 2/15/27 (PSF)	2,000,000	2,490,820
Montgomery, Maryland
Series A 5.00% 11/1/28	5,000,000	6,366,650
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	3,639,125
Series E 5.00% 8/1/23	3,685,000	4,590,073
Subseries D-1 5.00% 10/1/30	4,000,000	4,769,160
Raleigh, North Carolina
Series A 5.00% 9/1/24	2,500,000	3,217,425
San Francisco, California Bay Area Rapid Transit District
(Election 2004) Series D 5.00% 8/1/31	5,975,000	7,571,640
Washington County, Maryland Suburban Sanitary Commission
(Consolidated Public Improvement)
Second Series 5.00% 6/1/22	5,750,000	7,034,205

		61,630,138

Pre-Refunded/Escrowed to Maturity Bonds – 7.38%
Arizona Water Infrastructure Finance Authority Revenue
(Water Quality) Series A 5.00% 10/1/21-18§	2,430,000	2,648,360
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25-19§	2,925,000	3,410,784
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,250,000	2,651,693
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29-24§	15,000	19,465
California State Economic Recovery
Series A 5.25% 7/1/21-19§	1,740,000	1,966,687
(Unrefunded) Series A 5.25% 7/1/21-19§	1,000,000	1,130,280
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23-18§	3,150,000	3,440,304
Dauphin County, Pennsylvania General Authority
(Pinnacle Health System Project)
Series A 6.00% 6/1/29-19§	1,620,000	1,852,956
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.375% 12/1/24-19§	1,750,000	2,005,290
Series A 5.625% 12/1/29-19§	1,125,000	1,298,126

44

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Idaho Housing & Finance Association Grant Revenue
(Antic Federal Highway Transportation) Series A
5.25% 7/15/21-18 (AGC)§	2,760,000	$2,998,243
Louisiana State Citizens Property Insurance Corporation
Assessment Revenue
Series C-2 6.75% 6/1/26-18 (AGC)§	6,350,000	7,026,593
Metropolitan New York Transportation Authority Revenue
Series 2008C 6.50% 11/15/28-18§	2,135,000	2,407,789
Minneapolis, Minnesota Health Care System Revenue
(Fairview Health Services) Series A
6.375% 11/15/23-18§	3,710,000	4,175,865
Minneapolis, Minnesota Revenue
(National Marrow Donor Program Project) 5.00% 8/1/18	2,500,000	2,706,950
New Jersey Economic Development Authority
(School Facilities Construction) 5.00% 9/1/18	1,820,000	1,977,121
North Texas Tollway Authority Revenue
(First Tier) 6.00% 1/1/20-18§	3,440,000	3,685,582
Pennsylvania Economic Development Financing Authority
Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	670,000	756,778
St. Louis Park, Minnesota Health Care Facilities Revenue
(Nicollet Health Services) Series C 5.50% 7/1/18	4,240,000	4,616,173
Virginia Commonwealth
Series B 5.00% 6/1/23-18§	2,000,000	2,154,100

		52,929,139

Resource Recovery Revenue Bonds – 0.03%
Jefferson County, New York Industrial Development
Agency Solid Waste Disposal Revenue
(Green Bond) 144A 5.25% 1/1/24 (AMT)#@	215,000	213,218

		213,218

Special Tax Revenue Bonds – 13.23%
Baltimore, Maryland Convention Center Hotel Revenue Subordinated
Series B 5.00% 9/1/16	200,000	200,000
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	5,500,000	6,551,325
Celebration Pointe, Florida Community Development District
4.75% 5/1/24	725,000	757,980
5.00% 5/1/34	880,000	920,225

45

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Dallas, Texas Convention Center Hotel Development Revenue
Series A 5.00% 1/1/24	3,420,000	$3,702,424
Series A 5.25% 1/1/23	5,375,000	5,849,613
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue
5.00% 7/15/26	2,330,000	2,779,853
Harris County-Houston, Texas Sports Authority
(Senior Lien) Series A 5.00% 11/15/30	1,805,000	2,187,191
Kansas State Department of Transportation
5.00% 9/1/29	4,000,000	5,111,320
Louisiana State Highway Improvement Revenue
Series A 5.00% 6/15/29	5,195,000	6,402,630
Massachusetts School Building Authority
Series C 5.00% 8/15/29	1,630,000	2,065,422
New Jersey State Economic Development Authority Revenue
5.00% 6/15/22	1,750,000	2,001,073
5.00% 6/15/23	1,250,000	1,423,787
(School Facilities Construction) Series AA
5.50% 12/15/29	4,580,000	5,029,573
New York City, New York Transitional Finance Authority Future Tax Secured
5.00% 11/1/23	2,865,000	3,611,905
Subseries A-1 5.00% 11/1/20	2,860,000	3,352,063
Subseries C 5.00% 11/1/27	4,150,000	5,229,498
Subseries E-1 5.00% 2/1/26	4,020,000	4,871,637
New York State Local Government Assistance Corporation Subordinate Lien
Series A 5.00% 4/1/20	3,360,000	3,867,797
New York State Urban Development
(Personal Income Tax) Series A 5.00% 3/15/22	6,500,000	7,892,040
Oregon State Lottery
Series C 5.00% 4/1/22	3,750,000	4,555,800
Series C 5.00% 4/1/24	3,550,000	4,508,074
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,001,980
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series B
5.375% 11/1/23	810,000	811,709

46

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Tri-County Metropolitan Transportation District of Oregon
(Senior Lien) 2.75% 9/1/34	335,000	$341,084
Virginia Commonwealth Transportation Board
(Gans-Garvee) 5.00% 3/15/24	6,500,000	8,014,695
Wyandotte County, Kansas City, Kansas Unified
Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien)
6.07% 6/1/21 ^	30,000	22,979
(Sales Tax - Vacation Village Project A) Series A
5.00% 9/1/27	1,695,000	1,765,682

		94,829,359

State General Obligation Bonds – 13.51%
California State
5.00% 2/1/20	4,250,000	4,863,020
Series C 5.00% 9/1/30	5,985,000	7,564,082
(Various Purposes)
5.00% 10/1/18	5,000,000	5,454,750
5.00% 10/1/24	2,935,000	3,748,846
5.00% 9/1/26	2,675,000	3,520,059
5.25% 9/1/28	7,750,000	9,356,653
Connecticut State
Series C 5.00% 11/1/24	2,000,000	2,179,820
Georgia State
Series A-1 5.00% 2/1/24	5,000,000	6,353,800
Maryland State
Series 2-C 5.00% 8/1/22	5,000,000	6,141,100
Massachusetts Commonwealth
Series A 5.00% 3/1/22	3,875,000	4,683,674
Minnesota State
(Various Purpose) Series F 5.00% 10/1/22	8,000,000	9,848,160
New York State
Series A 5.00% 2/15/28	5,000,000	5,875,400
Oregon State
Series L 5.00% 5/1/26	6,000,000	7,082,640
Texas State
(Transportation Commission Highway) 5.00% 4/1/29	4,300,000	5,317,638
Virginia Commonwealth
Series D 5.00% 6/1/19	5,715,000	6,390,856
Washington State
Series R-2015E 5.00% 7/1/31	3,250,000	4,011,735
(Various Purposes) Series 2015-A-1 5.00% 8/1/30	3,595,000	4,464,199

		96,856,432

47

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds – 15.74%
Alameda Corridor, California Transportation Authority
(2nd Subordinate Lien) Series B 5.00% 10/1/34	3,280,000	$4,029,775
Broward County, Florida Airport System Revenue
Series O 5.375% 10/1/29	2,000,000	2,255,400
Central Texas Turnpike System
Series C 5.00% 8/15/33	1,750,000	2,079,105
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/33	1,520,000	1,825,733
(General-Airport-Third Lien) Series C 5.25% 1/1/28	2,150,000	2,386,672
Dallas-Fort Worth, Texas International Airport Revenue
Series A 5.00% 11/1/22	680,000	685,175
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,172,270
5.00% 7/1/26	3,000,000	3,516,810
Los Angeles, California Department of Airports
Series A 4.00% 5/15/34 (AMT)	1,075,000	1,207,257
Series A 4.00% 5/15/36 (AMT)	540,000	603,974
Series A 5.00% 5/15/35 (AMT)	540,000	662,472
Maryland State Economic Development Corporation Revenue
(Transportation Facilities Project) Series A
5.375% 6/1/25	2,535,000	2,845,943
Memphis-Shelby County, Tennessee Airport Authority Revenue
Series D 5.00% 7/1/24	4,110,000	4,800,151
Metropolitan Transportation Authority, New York
Series A 5.00% 11/15/18	2,500,000	2,734,700
Series C 6.50% 11/15/28	725,000	816,756
New Orleans, Louisiana Aviation Board
Series B 5.00% 1/1/32 (AGM) (AMT)	2,900,000	3,449,434
Series B 5.00% 1/1/33 (AGM) (AMT)	2,900,000	3,439,835
New York State Thruway Authority
Series J 5.00% 1/1/27	5,705,000	7,064,273
(Junior Lien) Series A 4.00% 1/1/37	1,250,000	1,412,963
New York Transportation Development
(Laguardia Airport Terminal B) Series A
5.00% 7/1/41 (AMT)	4,965,000	5,743,462
North Texas Tollway Authority Revenue
Series A 5.00% 1/1/33	1,155,000	1,424,300
Series A 5.00% 1/1/34	535,000	656,702
Series A 5.00% 1/1/35	430,000	525,387
Series A 5.00% 1/1/36	805,000	979,806

48

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
North Texas Tollway Authority Revenue
(First Tier) 6.00% 1/1/20	485,000	$517,029
Pennsylvania State Turnpike Commission Revenue
Subordinate Series A-1 5.00% 12/1/29	3,590,000	4,324,693
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien)
Series A 5.00% 7/1/26	7,500,000	8,579,700
Series A 5.00% 7/1/33	3,355,000	4,087,262
Port Authority of New York & New Jersey
(194th Series) 5.00% 10/15/32	5,000,000	6,287,700
(JFK International Air Terminal) 6.50% 12/1/28	8,300,000	8,548,834
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,626,110
(PFC/Grant) Series D 5.50% 7/1/28	2,020,000	2,187,195
San Francisco, California City & County Airports Commission
Series D 5.00% 5/1/25	2,000,000	2,367,900
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1
6.125%7/1/24	3,780,000	4,288,523
Texas Private Activity Bond Surface Transportation
Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	4,429,895
(NTE Mobility Partners)
7.00% 12/31/38 (AMT)	3,750,000	4,755,825
7.50%12/31/31	3,765,000	4,528,768

		112,847,789

Water & Sewer Revenue Bonds – 6.52%
Atlanta, Georgia Water & Wastewater Revenue
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,401,430
California State Department of Water Resources
(Water System) Series AS 5.00% 12/1/29	2,680,000	3,396,739
Chicago, Illinois Waterworks Revenue
(2nd Lien) 5.00% 11/1/27	2,100,000	2,573,235
Columbus, Ohio Sewerage Revenue
(System) 5.00% 6/1/30	2,600,000	3,324,828
Fairfax, Virginia Sewer Revenue
Series A 4.00% 7/15/32	2,750,000	3,216,290
Series A 5.00% 7/15/31	710,000	919,109

49

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Illinois Finance Authority Revenue
(Clean Water Initiative Revolving)
5.00% 1/1/31	2,125,000	$2,651,384
5.00% 7/1/31	765,000	954,498
Massachusetts Water Resources Authority
(Green Bond) Series C 4.00% 8/1/36	3,730,000	4,250,298
New York State Environmental Facilities Corporation Revenue
(State Clean Water & Drinking Water Revolving
Foundation) Series A 5.00% 6/15/22	1,405,000	1,514,983
Portland, Oregon Sewer System Revenue (First Lien)
Series A 5.00% 6/15/18	4,000,000	4,314,360
Sacramento, California Water Revenue
5.00% 9/1/26	3,160,000	3,934,295
San Antonio, Texas Water System Revenue
(Junior Lien)
Series A 5.00% 5/15/21	1,000,000	1,185,970
Series A 5.00% 5/15/22	1,765,000	2,135,474
San Francisco, California City & County Public Utilities
Commission Water Revenue
Sub Series A 5.00% 11/1/27	7,430,000	8,931,009

		46,703,902

Total Municipal Bonds (cost $654,173,332)		707,357,229

Short-Term Investments – 1.06%

Variable Rate Demand Notes – 1.06% ¤
California State (Kindergarten-University) Series B1
0.49% 5/1/34 (LOC - Citibank N.A.)	500,000	500,000
Health & Educational Facilities Authority of The State of
Missouri (The Washington University) Series C
0.58% 3/1/40 (SPA - U.S. Bank N.A.)	2,000,000	2,000,000
Metropolitan Water District of Southern California Series
B-3 0.53% 7/1/35 (SPA - Wells Fargo Bank N.A.)	3,000,000	3,000,000
Montgomery County, Pennsylvania Industrial Development
Authority (ACTS Retirement Life Community) Series A
0.64% 11/15/29 (SPA - TD Bank N.A.) (AGC)	2,000,000	2,000,000
New York City, New York (Fiscal 2015) Subseries F-6
0.59% 6/1/44 (SPA - JPMorgan Chase Bank N.A.)	100,000	100,000

Total Short-Term Investments (cost $7,600,000)		7,600,000

Total Value of Securities – 99.75% (cost $661,773,332)		$714,957,229

50

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $12,362,319, which represents 1.72% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $1,323,947, which represents 0.18% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income-producing security. Security is currently in default.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – National Association

PSF – Guaranteed by Permanent School Fund

SPA – Stand-by Purchase Agreement

TD – Toronto Dominion

See accompanying notes, which are an integral part of the financial statements.

51

Schedules of investments

Delaware National High-Yield Municipal Bond Fund	August 31, 2016

	Principal amount°	Value (U.S. $)
Municipal Bonds – 97.91%
Corporate Revenue Bonds – 19.18%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project)
5.75% 8/1/42 (AMT)	2,000,000	$1,849,480
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	31,340,000	31,339,060
Series A-2 6.50% 6/1/47	11,405,000	11,706,662
Build NYC Resource, New York
(Pratt Paper Inc. Project) 144A 5.00% 1/1/35 (AMT)#	2,950,000	3,403,208
California Pollution Control Financing Authority Revenue
(Poseidon Resources) 144A 5.00% 7/1/37 (AMT)#	5,000,000	5,645,450
California State Enterprise Development Authority Revenue
(Sunpower Corp.- Recovery Zone Facility) 8.50% 4/1/31	1,000,000	1,146,520
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,156,060
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	5,000,000	5,020,200
Series A-1 5.75% 6/1/47	10,735,000	10,974,605
(Capital Appreciation - Asset-Backed-1st Subordinate)
Series B 1.548% 6/1/47 ^	86,635,000	9,219,697
Houston, Texas Airport System Revenue
Series B-1 5.00% 7/15/35 (AMT)	5,000,000	5,628,500
(Special Facilities Continental Airlines) Series A
6.625% 7/15/38 (AMT)	2,000,000	2,334,160
(United Airlines Inc.) 5.00% 7/1/29 (AMT)	1,150,000	1,308,596
Illinois Railsplitter Tobacco Settlement Authority
5.50% 6/1/23	2,010,000	2,362,956
6.00% 6/1/28	1,455,000	1,742,610
6.25% 6/1/24	2,635,000	2,647,226
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,602,910
Louisiana Public Facilities Authority
(LA Pellets Inc. Project)
144A 7.75% 7/1/39 (AMT)#@‡	4,000,000	2,315,120
Series A 8.375% 7/1/39 (AMT)@‡	3,500,000	2,024,820
Lower Alabama Gas District
Series A 5.00% 9/1/46	4,130,000	5,615,685

52

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed
Series A 6.00% 6/1/48	555,000	$558,552
Mission, Texas Economic Development Corporation Revenue
(Senior Lien - Natgasoline Project) Series B 144A
5.75% 10/1/31 (AMT)#	4,500,000	4,804,470
M-S-R Energy Authority, California Gas Revenue
Series A 6.50% 11/1/39	2,500,000	3,730,225
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)
5.25% 9/15/29 (AMT)	4,000,000	4,487,000
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,480,566
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	10,000,000	13,764,900
(Second Priority - Bank of America Tower) Class 3
6.375% 7/15/49	2,000,000	2,270,240
New York Transportation Development Authority Special Facility Revenue
(American Airlines Inc. Project) 5.00% 8/1/31 (AMT)	1,580,000	1,740,876
Nez Perce County, Idaho
(Potlatch Project) 2.75% 10/1/24	6,500,000	6,575,790
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,500,000	5,072,940
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	500,000	562,295
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,177,440
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	13,015,000	16,771,129
5.25% 12/1/27	2,235,000	2,784,676
5.25% 12/1/28	1,050,000	1,320,144
5.50% 12/1/29	765,000	988,365
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,625,000	1,969,744
Sweetwater County, Wyoming Solid Waste Disposal Revenue
(FMC Corp. Project) 5.60% 12/1/35 (AMT)	1,000,000	1,003,900
Texas Municipal Gas Acquisition & Supply Corp I
(Senior Lien) Series D 6.25% 12/15/26	12,000,000	15,210,480

53

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Tobacco Settlement Financing Authority Revenue, New York
(Revenue Asset Backed) Series B 5.00% 6/1/21	195,000	$195,737
Tobacco Settlement Financing Corporation, Louisiana
Asset-Backed Note Series A 5.25% 5/15/35	2,540,000	2,906,243
Tobacco Settlement Financing Corporation, New Jersey
Series 1A 5.00% 6/1/41	26,430,000	26,051,258
TSASC, New York Revenue (Asset-Backed)
Series 1 5.125% 6/1/42	485,000	484,205
Tulsa, Oklahoma Municipal Airport Trust Revenue
Series A 5.50% 6/1/35 (AMT)	2,000,000	2,284,980
(American Airlines) 5.00% 6/1/35 (AMT)●	3,000,000	3,503,850
Valparaiso, Indiana
(Pratt Paper LLC Project) 7.00% 1/1/44 (AMT)	2,865,000	3,644,509
Wisconsin Public Finance Authority
(Celanese Project) Series C 4.30% 11/1/30 (AMT)	4,000,000	4,236,760
(National Gypsum) 4.00% 8/1/35 (AMT)	2,000,000	2,066,180

		243,690,979

Education Revenue Bonds – 14.56%
Arlington, Texas Higher Education Finance
(Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,134,750
(Leadership Preparatory School)
Series A 5.00% 6/15/36	700,000	719,362
Series A 5.00% 6/15/46	1,325,000	1,353,196
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	1,215,000	1,335,734
Buffalo & Erie County, New York Industrial Land Development Corporation Revenue
(Medaille College Project) 5.25% 4/1/35	910,000	945,162
Build NYC Resource, New York
5.00% 11/1/39	1,000,000	1,081,010
5.50% 11/1/44	2,500,000	2,783,875
(Albert Einstein School of Medicine) 144A
5.50% 9/1/45 #	4,000,000	4,815,120
Burbank, Illinois
(Intercultural Montessori Language) 144A
6.25% 9/1/45 #	4,000,000	4,295,880
California Municipal Finance Authority Revenue
(California Baptist University) Series A 144A
5.50% 11/1/45 #	4,000,000	4,443,440
(Julian Charter School Project) Series A 144A
5.625% 3/1/45 #	7,500,000	7,954,575

54

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Partnership Uplift Community Project) Series A
5.25% 8/1/42	1,700,000	$1,837,156
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,399,537
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,805,715
California School Finance Authority
(Alliance College-Ready Public Schools)
144A 5.00% 7/1/35 #	1,000,000	1,159,490
144A 5.00% 7/1/45 #	3,000,000	3,463,320
(Aspire Public Schools)
Series A 144A 5.00% 8/1/35 #	585,000	680,566
Series A 144A 5.00% 8/1/40 #	605,000	698,690
(New Designs Charter School) Series A 5.50% 6/1/42	2,650,000	2,872,017
(View Park Elementary & Middle Schools)
5.875% 10/1/44	1,000,000	1,115,580
6.00% 10/1/49	720,000	807,120
California State University
(Systemwide) Series A 5.00% 11/1/17	4,570,000	4,808,874
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	2,281,014
California Statewide Communities Development Authority Revenue
(California Baptist University Project)
7.50% 11/1/41	1,000,000	1,207,160
Series A 5.50% 11/1/38	2,000,000	2,072,640
Capital Trust Agency, Florida
(River City Education Services Inc. Project)
5.375% 2/1/35	870,000	910,707
5.625% 2/1/45	1,500,000	1,574,205
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41	1,000,000	1,132,880
(Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,151,300
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Community Leadership Academy)
7.45% 8/1/48	2,000,000	2,428,220
(Charter School - Loveland Classical School)
5.00% 7/1/46	1,500,000	1,562,910
(Skyview Charter School) 144A 5.375% 7/1/44 #	500,000	549,875

55

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Delaware State Economic Development Authority Revenue
(Charter School - Aspira Charter)
5.00% 6/1/36	700,000	$764,288
5.00% 6/1/46	820,000	891,283
5.00% 6/1/51	1,035,000	1,123,047
District of Columbia
(KIPP Charter School) 6.00% 7/1/48	1,450,000	1,738,347
(Provident Group - Howard Properties) 5.00% 10/1/35	2,500,000	2,568,700
East Hempfield Township, Pennsylvania Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/30	1,000,000	1,127,280
Florida Higher Educational Facilities Financial Authority
(Nova Southeastern University)
5.00% 4/1/35	1,500,000	1,810,680
5.00% 4/1/36	1,380,000	1,660,623
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project)
5.125% 3/1/27	2,800,000	2,807,588
5.125% 3/1/37	2,000,000	2,002,200
Hawaii State Department of Budget & Finance
Series A 144A 5.00% 1/1/45 #	1,500,000	1,571,730
(Hawaii University) Series A 6.875% 7/1/43	2,000,000	2,309,340
Henderson, Nevada Public Improvement Trust
(Touro College & University System) 5.50% 1/1/44	2,000,000	2,268,440
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,000,000	1,091,670
(Idaho Arts Charter School Incorporate) 144A
5.00% 12/1/36 #	615,000	680,664
(North Star Charter School)
Series A 6.75% 7/1/48	529,150	544,236
Series B 144A 5.00% 7/1/49 #^	2,888,155	308,455
Illinois Finance Authority Charter School Revenue
(Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,144,630
Illinois Finance Authority Revenue
(Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,117,400
(Rogers Park Montessori)
6.00% 2/1/34	675,000	735,554
6.125% 2/1/45	1,800,000	1,957,806
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project)
6.875%10/1/43	1,000,000	1,187,870

56

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Indiana State Finance Authority Revenue Educational
Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39 @	1,000,000	$1,000,190
Kanawha, West Virginia
(West Virginia University Foundation Project)
6.75% 7/1/45	2,500,000	2,916,275
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation Project)
8.00% 12/15/41	1,500,000	1,735,335
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	3,845,000	4,039,211
Maryland State Health & Higher Educational Facilities
Authority Revenue
(Patterson Park Public Charter School) Series A
6.125% 7/1/45	1,000,000	1,064,600
Massachusetts State Development Finance Agency Revenue
(Harvard University) Series B-1 5.00% 10/15/20	1,510,000	1,769,116
Miami-Dade County, Florida Industrial Development Authority
(Youth Co-Op Charter School)
Series A 144A 5.75% 9/15/35 #	1,000,000	1,054,730
Series A 144A 6.00% 9/15/45 #	1,000,000	1,061,530
Michigan Finance Authority Limited Obligation Revenue
(Higher Education Thomas M Cooley) 144A
6.75% 7/1/44 #	3,500,000	3,811,045
(Public School Academy) (Old Redford) Series A
6.50%12/1/40	900,000	941,913
(Public School Academy) (University Learning)
7.50%11/1/40	1,000,000	1,082,600
(Public School Academy) (Voyageur) 8.00% 7/15/41 @	1,250,000	1,158,937
Michigan Public Educational Facilities Authority Revenue
(Limited-Obligation-Landmark Academy) 7.00% 12/1/39	950,000	981,131
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	1,000,000	1,014,210
Nevada State Department of Business & Industry
(Somerset Academy)
Series A 144A 5.00% 12/15/35 #	1,595,000	1,672,182
Series A 144A 5.125% 12/15/45 #	2,515,000	2,630,187
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,692,990

57

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
New Jersey State Higher Education Student Assistance
Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	$1,413,700
New York State Dormitory Authority
Series A 5.00% 7/1/41	1,200,000	1,474,164
(Touro College & University System) Series A
5.50% 1/1/44	2,875,000	3,292,651
North Texas Education Finance Revenue
(Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,338,686
Oregon State Facilities Authority Revenue
(Concordia University Project)
Series A 144A 6.125% 9/1/30 #	900,000	968,103
Series A 144A 6.375% 9/1/40 #	500,000	544,330
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	1,300,000	1,424,111
(Edinboro University) 6.00% 7/1/42	1,000,000	1,050,880
(Foundation Indiana University) Series A 1.083% 7/1/39
(SGI)●	2,400,000	1,936,008
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(1st Philadelphia Preparatory) 7.25% 6/15/43	1,230,000	1,488,743
(Discovery Charter School Project)
5.875% 4/1/32	450,000	460,017
6.25% 4/1/37	200,000	206,082
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,105,490
(Green Woods Charter School) Series A 5.75% 6/15/42	1,600,000	1,729,568
(New Foundation Charter School Project)
6.625% 12/15/41	1,000,000	1,144,080
(Tacony Academy Charter School Project)
7.00% 6/15/43	1,540,000	1,808,176
Phoenix, Arizona Industrial Development Authority Revenue
(Basic Schools Projects) Series A 144A 5.00% 7/1/46 #	4,000,000	4,364,480
(Basis School) 144A 5.00% 7/1/45 #	2,000,000	2,183,820
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,072,980
5.625% 9/1/42	600,000	649,560
(Eagle College Preparatory Project) Series A
5.00% 7/1/43	450,000	469,850
(Legacy Traditional Schools Project) Series A 144A
6.75% 7/1/44 #	1,500,000	1,816,110
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,274,200

58

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pima County, Arizona Industrial Development Authority Revenue
(Edkey Charter Schools Project) 6.00% 7/1/43	2,000,000	$2,082,680
Pottsboro, Texas Higher Education Finance Authority Revenue
Series A 5.00% 8/15/36	655,000	683,656
Series A 5.00% 8/15/46	1,000,000	1,031,830
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University) Series A 5.00% 10/1/32	1,005,000	1,146,374
Provo, Utah Charter School Revenue
(Freedom Academy Foundation Project) 5.50% 6/15/37	700,000	706,069
Public Finance Authority Revenue, Wisconsin
(NC Charter Educational Foundation Project) Series A
5.00% 6/15/46	2,500,000	2,523,375
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	2,000,000	2,437,580
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A
5.25% 7/1/50	2,560,000	2,597,760
Utah State Charter School Finance Authority Revenue
(North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,423,889
Wisconsin Public Finance Authority Revenue
(Pine Lake Preparatory) 144A 5.50% 3/1/45 #	3,460,000	3,768,425
(Roseman University Health Sciences Project)
5.75% 4/1/42	2,000,000	2,119,420
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,144,460
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence)
6.25% 10/15/40	595,000	638,834

		184,939,234

Electric Revenue Bonds – 0.71%
California State Department of Water Resources
Series L 5.00% 5/1/17	1,045,000	1,076,444
Long Island, New York Power Authority
Series A 5.00% 9/1/44	1,960,000	2,335,222
South Carolina State Public Service Authority
Series E 5.25% 12/1/55	4,000,000	4,829,800

59

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Southern Minnesota Municipal Power Agency
Series A 5.25% 1/1/17 (AMBAC)	750,000	$761,918

		9,003,384

Healthcare Revenue Bonds – 26.21%
Abag, California Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	1,650,000	1,918,604
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,260,170
Series A 8.00% 10/1/46	1,500,000	1,887,420
Antelope Valley, California Healthcare District
Series A 5.00% 3/1/41	1,000,000	1,100,810
Arizona Health Facilities Authority
(Phoenix Children’s Hospital) 5.00% 2/1/19	2,545,000	2,786,699
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	940,000	1,124,625
Bexar County, Texas Health Facilities Development Corporation Revenue
(Army Retirement Residence Project) 5.875% 7/1/30	1,000,000	1,126,700
Birmingham, Alabama Special Care Facilities Financing Authority
(Methodist Home for the Aging)
5.50% 6/1/30	1,850,000	2,110,609
5.75% 6/1/35	1,500,000	1,719,240
5.75% 6/1/45	2,500,000	2,837,225
6.00% 6/1/50	2,650,000	3,048,825
Board of Managers Joint Guadalupe County-City of Seguin, Texas Hospital
5.00%12/1/45	1,100,000	1,186,933
California Health Facilities Financing Authority Revenue
(Providence St. Joseph Health) Series A 4.00% 10/1/47	4,510,000	5,037,940
(Sutter Health) Series B 5.00% 11/15/46	3,625,000	4,499,495
California Municipal Finance Authority Revenue
(Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,115,920
California Statewide Communities Development Authority Revenue
(BE Group) 144A 7.25% 11/15/41 #	500,000	582,365
(Loma Linda University Medical Center)
5.50% 12/1/54	13,000,000	15,193,360
Series A 144A 5.25% 12/1/56 #	8,930,000	10,379,339

60

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Camden County, New Jersey Improvement Authority Revenue
(Cooper Health System Obligation Group)
5.75% 2/15/42	2,500,000	$3,004,050
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center) Series A
7.00% 4/1/49	5,000,000	5,362,450
Centre County, Pennsylvania Hospital Authority
(Mount Nittany Medical Center) Series A
5.00% 11/15/46	1,250,000	1,490,200
Chesterfield County, Virginia Economic Development
Authority Revenue
(1st Mortgage - Brandermill Woods Project)
5.125% 1/1/43	1,030,000	1,100,143
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,500,000	3,029,775
(Christian Living Community Project) Series A
5.75% 1/1/37	1,990,000	2,003,074
(Mental Health Center Denver Project) Series A
5.75% 2/1/44	500,000	591,355
(School Health Systems) Series A 5.00% 1/1/44	1,000,000	1,170,910
(Sunny Vista Living Center)
Series A 144A 5.50% 12/1/30 #	750,000	796,845
Series A 144A 5.75% 12/1/35 #	1,150,000	1,225,429
Series A 144A 6.125% 12/1/45 #	1,200,000	1,335,552
Series A 144A 6.25% 12/1/50 #	560,000	607,829
Connecticut State Health & Educational Facility Authority
(Church Home of Hartford Project)
Series A 144A 5.00% 9/1/46 #	1,000,000	1,113,150
Series A 144A 5.00% 9/1/53 #	1,500,000	1,652,535
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group) 5.25% 1/1/41	1,600,000	1,718,160
(Diakon Lutheran Ministries Series) 6.375% 1/1/39	100,000	112,265
Decatur, Texas Hospital Authority
(Wise Regional Health Systems)
Series A 5.00% 9/1/34	1,000,000	1,084,990
Series A 5.25% 9/1/29	500,000	562,900
Series A 5.25% 9/1/44	2,000,000	2,181,160
Duluth, Minnesota Economic Development Authority Revenue
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	3,750,000	4,276,987

61

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
East Rochester, New York Housing Authority Revenue
(Senior Living - Woodland Village Project) 5.50% 8/1/33	1,200,000	$1,213,236
Florida Development Finance
(Tuscan Isle Champions Gate Project) Series A 144A
6.375% 6/1/46 #	5,500,000	5,812,070
(Tuscan Isle Obligated Group) Series A 144A
7.00% 6/1/45 #	2,000,000	2,154,280
(UF Health - Jacksonville Project) Series A
6.00% 2/1/33	2,375,000	2,768,585
Glendale, Arizona Industrial Development Authority Revenue
(Glencroft Retirement Community Project)
5.00% 11/15/36	830,000	845,895
5.25% 11/15/51	1,350,000	1,375,542
Hanover County, Virginia Economic Development Authority Residential Care Revenue
(Covenant Woods) Series A 5.00% 7/1/42	1,735,000	1,863,581
Hawaii Pacific Health Special Purpose Revenue
Series A 5.50% 7/1/40	1,250,000	1,411,375
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(15 Craigside Project) Series A 9.00% 11/15/44	1,000,000	1,216,000
(Hawaii Pacific Health Obligation) Series A
5.50% 7/1/43	2,990,000	3,613,804
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,129,810
Hospital Facilities Authority of Multnomah County, Oregon
(Mirabella at South Waterfront) 5.50% 10/1/49	2,400,000	2,692,584
Illinois Finance Authority Revenue
(Admiral at Lake Project)
Series A 7.625% 5/15/25	1,750,000	2,037,753
Series A 7.75% 5/15/30	500,000	582,480
Series A 8.00% 5/15/40	2,205,000	2,571,074
Series A 8.00% 5/15/46	1,500,000	1,745,040
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,842,076
(Provena Health) Series A 7.75% 8/15/34	980,000	1,179,587
Indiana Finance Authority Revenue
(King’s Daughters Hospital & Health)
5.50% 8/15/40	1,000,000	1,118,910
5.50% 8/15/45	1,000,000	1,116,100
(Marquette Project) 5.00% 3/1/39	1,250,000	1,359,037
Iowa Finance Authority
(Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,625,725

62

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Kentucky Economic Development Finance Authority
Healthcare Revenue
(Rosedale Green Project)
5.50% 11/15/35	1,310,000	$1,408,774
5.75% 11/15/45	2,500,000	2,701,900
5.75% 11/15/50	1,600,000	1,715,600
Kentucky Economic Development Finance Authority Hospital Revenue
(Owensboro Medical Health System)
Series A 5.00% 6/1/17	2,525,000	2,597,569
Series A 6.50% 3/1/45	4,965,000	5,734,079
Kentwood, Michigan Economic Development Corporation Revenue
(Limited Obligation - Holland Home) 5.625% 11/15/41	1,250,000	1,380,450
Lakeland, Florida
(Lakeland Regional Health) 5.00% 11/15/45	5,000,000	5,851,200
Lancaster County, Pennsylvania Hospital Authority Revenue
(Brethren Village Project) Series A 6.375% 7/1/30	725,000	742,937
Lucas County, Ohio Health Care Facilities Revenue
(Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,151,330
Maine Health & Higher Educational Facilities Authority Revenue
(Maine General Medical Center) 6.75% 7/1/41	1,700,000	1,945,242
Martin County, Florida Health Facilities Authority Revenue
(Martin Memorial Medical Center) 5.50% 11/15/42	1,000,000	1,142,130
Maryland State Health & Higher Educational Facilities Authority Revenue
(Doctors Community Hospital) 5.75% 7/1/38	1,730,000	1,937,946
Metropolitan Government Nashville & Davidson County,
Tennessee Health & Educational Facilities Building
(Vanderbilt University Medical Center)
5.00% 7/1/40	2,500,000	3,021,200
5.00% 7/1/46	1,000,000	1,200,780
Michigan Finance Authority Revenue
(Beaumont Health Credit Group) 5.00% 11/1/44	3,275,000	3,901,999
Michigan State Strategic Fund Limited Revenue
(Evangelical Homes) 5.50% 6/1/47	2,750,000	2,939,723
Missouri State Health & Educational Facilities Authority Revenue
(Lutheran Senior Services) 6.00% 2/1/41	1,000,000	1,152,930

63

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care)
5.25% 1/1/40	1,550,000	$1,626,647
5.375% 1/1/50	6,250,000	6,588,375
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	8,500,000	9,794,890
New Hampshire Health & Education Facilities Authority
(Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,630,511
New Hope, Texas Cultural Education Facilities Finance
(Cardinal Bay - Village on the Park)
Series A1 4.00% 7/1/36	635,000	681,704
Series A1 5.00% 7/1/46	1,395,000	1,620,041
Series A1 5.00% 7/1/51	1,595,000	1,841,699
Series B 4.00% 7/1/31	635,000	677,272
Series B 4.25% 7/1/36	955,000	1,018,622
Series B 4.75% 7/1/51	1,915,000	2,073,236
Series B 5.00% 7/1/46	1,595,000	1,808,858
Series C 5.00% 7/1/31	250,000	272,910
Series C 5.25% 7/1/36	350,000	387,363
Series C 5.50% 7/1/46	1,250,000	1,393,600
Series C 5.75% 7/1/51	1,000,000	1,134,970
Series D 6.00% 7/1/26	150,000	154,488
Series D 7.00% 7/1/51	1,350,000	1,401,894
New Jersey Economic Development Authority
(Lions Gate Project) 5.25% 1/1/44	2,000,000	2,183,980
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A 4.00% 7/1/26	980,000	1,079,166
(Princeton Healthcare System) 5.00% 7/1/39	2,500,000	3,028,450
(St. Josephs Healthcare System) 4.00% 7/1/48	3,260,000	3,443,179
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	2,981,880
(Trinitas Hospital Obligation Group) Series A 5.25% 7/1/30	1,240,000	1,283,450
(University Hospital) Series A 5.00% 7/1/46 (AGM)	5,000,000	5,883,200
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/40 #	1,100,000	1,247,323
144A 5.00% 12/1/45 #	800,000	903,888
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37	5,000,000	5,448,850

64

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	$1,644,473
(First Mortgage - Presbyterian Homes) 5.60% 10/1/36	1,000,000	1,004,250
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living) 5.00% 7/1/36	2,000,000	2,139,520
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	4,000,000	4,135,560
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
7.25% 6/1/34	285,000	350,504
Series A 7.50% 6/1/49	2,920,000	3,629,239
Payne County, Oklahoma Economic Development Authority
(Epworth Living at the Ranch)
Series A 6.875% 11/1/46	1,750,000	1,861,947
Series A 7.00% 11/1/51	3,750,000	3,993,713
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project)
Series A 144A 4.625% 6/1/36 #	235,000	235,030
Series A 144A 5.00% 6/1/36 #	960,000	990,595
Series A 144A 5.125% 6/1/48 #	1,375,000	1,421,310
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	3,255,000	3,357,044
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,500,000	2,943,300
Salem, Oregon Hospital Facility Authority Revenue
(Capital Manor Inc.) 6.00% 5/15/47	1,500,000	1,698,135
San Buenaventura, California Revenue
7.50% 12/1/41	4,475,000	5,570,480
South Carolina Jobs - Economic Development Authority Hospital Revenue
(Palmetto Health) 5.75% 8/1/39	915,000	999,884
Southeastern Ohio Port Authority
(Memorial Health Systems)
5.00% 12/1/43	805,000	869,263
5.50% 12/1/43	1,250,000	1,429,663
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/30	1,420,000	1,966,615

65

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/43	2,500,000	$3,415,425
St. Johns County, Florida Industrial Development Authority Revenue
(Presbyterian Retirement) Series A 5.875% 8/1/40	1,000,000	1,144,650
St. Louis County, Missouri Industrial Development Authority
(Nazareth Living Center Project)
Series A 5.00% 8/15/35	600,000	635,508
Series A 5.125% 8/15/45	1,800,000	1,897,056
Suffolk County, New York Economic Development Corporation Revenue
(Peconic Landing Southland) 6.00% 12/1/40	575,000	654,269
Tarrant County, Texas Cultural Education Facilities Finance
(Baylor Scott & White Health) Series A 5.00% 11/15/45	3,790,000	4,598,293
(Buckingham Senior Living Community) 5.50% 11/15/45	3,000,000	3,377,970
(Buckner Retirement Services)
Series B 5.00% 11/15/40	2,080,000	2,494,939
Series B 5.00% 11/15/46	3,000,000	3,577,830
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	500,000	555,510
Vermont Economic Development Authority Revenue
(Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,175,548
Washington State Housing Finance Commission
(Bayview Manor Homes)
Series A 144A 5.00% 7/1/36 #	700,000	769,349
Series A 144A 5.00% 7/1/46 #	1,450,000	1,578,122
Series A 144A 5.00% 7/1/51 #	2,000,000	2,144,360
(Heron’s Key)
Series A 144A 6.75% 7/1/35 #	820,000	886,412
Series A 144A 7.00% 7/1/45 #	1,750,000	1,909,163
Series A 144A 7.00% 7/1/50 #	2,000,000	2,167,460
Wayzata, Minnesota Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	270,000	294,122
Series A 5.75% 11/1/39	600,000	650,934
Series A 6.00% 5/1/47	920,000	1,002,671
West Virginia Hospital Finance Authority Revenue
(Highland Hospital Obligation Group) 9.125% 10/1/41 @	7,800,000	7,323,342

66

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Westminster, Maryland
(Lutheran Village Millers Grant)
6.00%7/1/34	800,000	$916,480
Series A 5.00% 7/1/24	1,700,000	1,867,195
Series A 6.125% 7/1/39	750,000	859,755
Series A 6.25% 7/1/44	2,500,000	2,869,475
Wichita, Kansas
(Kansas Masonic Home)
Series II-A 5.00% 12/1/31	500,000	530,440
Series II-A 5.25% 12/1/36	500,000	536,435
Series II-A 5.375% 12/1/46	1,200,000	1,289,460
Wisconsin Public Finance Authority (Rose Villa Project) Series A 5.75% 11/15/44	2,000,000	2,250,080
Yamhill County, Oregon Hospital Authority (Friendsview Retirement Community) Series A 5.00%11/15/51	1,375,000	1,519,760

		332,859,355

Housing Revenue Bonds – 0.74%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Affordable Housing) Senior Series A
5.25% 8/15/39	1,200,000	1,419,624
(Caritas Projects)
Senior Series A 5.50% 8/15/47	1,500,000	1,728,510
Senior Series A 6.40% 8/15/45	1,750,000	2,000,897
Independent Cities Finance Authority, California
Series A 5.25% 5/15/44	750,000	860,843
Series A 5.25% 5/15/49	3,000,000	3,430,110

		9,439,984

Lease Revenue Bonds – 5.32%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley) 5.25% 1/1/45	1,295,000	1,341,749
(Goodwill Industry Sacramento Valley and Northern Nevada Project)
Series A 144A 6.625% 1/1/32 #	500,000	557,615
Series A 144A 6.875% 1/1/42 #	1,500,000	1,692,885
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.875% 11/1/43	1,875,000	2,029,519
Capital Trust Agency, Florida Revenue
(Air Cargo – Aero Miami) Series A 5.35% 7/1/29	850,000	931,405

67

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
District of Columbia Revenue
(Center of Strategic & International Studies)
6.625% 3/1/41	2,235,000	$2,547,431
Golden State, California Tobacco Securitization Corporate
Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/45	2,205,000	2,676,297
Industrial Development Authority of Phoenix, Arizona
5.125% 2/1/34	1,000,000	1,032,000
5.375% 2/1/41	4,000,000	4,172,360
New Jersey Economic Development Authority Special
Facility Revenue
Series WW 5.25% 6/15/30	5,000,000	5,817,100
New York Liberty Development Revenue
(Class 1-3 World Trade Center Project) 144A
5.00% 11/15/44 #	10,000,000	11,634,300
(Class 2-3 World Trade Center Project) 144A
5.375% 11/15/40 #	2,410,000	2,887,228
(Class 3-3 World Trade Center Project) 144A
7.25% 11/15/44 #	9,600,000	12,745,152
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.75% 10/1/31 (AMT)	3,775,000	3,928,793
(Senior Obligation Group) 5.00% 7/1/42 (AMT)	4,000,000	4,311,720
Virginia Public Building Authority
Series B 5.00% 8/1/20	6,970,000	8,086,245
Wise County, Texas
(Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,207,370

		67,599,169

Local General Obligation Bonds – 3.88%
Arlington County, Virginia
Series D 5.00% 8/1/17	1,375,000	1,431,334
Chicago, Illinois
Series 2005D 5.50% 1/1/37	2,280,000	2,399,586
Series 2005D 5.50% 1/1/40	3,000,000	3,146,820
Series 2007E 5.50% 1/1/42	2,150,000	2,252,211
Series 2007F 5.50% 1/1/42	1,250,000	1,309,425
Series A 5.50% 1/1/33	2,000,000	2,120,460
Series C 5.00% 1/1/26	2,125,000	2,314,975
Hennepin County, Minnesota
Series B 5.00% 12/1/17	5,700,000	6,018,687
New York City, New York
Series E 5.00% 8/1/20	3,615,000	4,193,436
Series J 5.00% 8/1/17	3,625,000	3,772,393

68

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Plano, Texas Independent School District (School Building) Series A 5.00% 2/15/17	560,000	$571,570
Prince George’s County, Maryland
(Consolidated Public Improvement)
Series B 5.00% 9/15/20	3,190,000	3,723,272
Series C 5.00% 8/1/17	1,775,000	1,847,722
Raleigh, North Carolina
Series A 5.00% 9/1/22	7,935,000	9,764,970
Ramsey County, Minnesota Capital Improvement Plan
Series A 5.00% 2/1/20	2,530,000	2,890,474
San Diego, California Unified School District
Series R-5 4.00% 7/1/29	1,250,000	1,490,587

		49,247,922

Pre-Refunded/Escrowed to Maturity Bonds – 4.84%
Brevard County, Florida Health Facilities Authority Revenue
(Health First Inc. Project) 7.00% 4/1/39-19§	3,500,000	4,066,440
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	900,000	1,060,677
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B
7.75% 4/1/31-21§	1,000,000	1,264,230
California Statewide Communities Development Authority Revenue
(Aspire Public Schools) 6.00% 7/1/40-19§	995,000	1,117,196
(Inland Regional Center Project) 5.375% 12/1/37-17§	6,220,000	6,600,291
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21§	1,890,000	2,300,073
Subordinate Lien 6.75% 1/1/41-21§	1,000,000	1,248,780
Commonwealth of Massachusetts
Series E 5.00% 11/1/23-16 (AMBAC)§	5,000,000	5,037,600
Cumberland County, Pennsylvania Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36-17§	1,000,000	1,014,230
6.375% 1/1/39-19§	900,000	1,017,657
Guam Government Obligation Revenue
(Section 30) Series A 5.625% 12/1/29-19§	310,000	357,706
Illinois Finance Authority Revenue
(Provena Health) Series A 7.75% 8/15/34-19§	20,000	23,963
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,570,000	4,199,427

69

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project)
7.75% 10/1/41-19§	1,750,000	$2,111,322
Lancaster Redevelopment Agency, California
(Redevelopment Project) 6.875% 8/1/39-19§	285,000	336,460
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	1,705,000	2,144,634
Lucas County, Ohio Improvement
(Lutheran Homes) Series A 7.00% 11/1/45-20§	3,865,000	4,829,627
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects)
5.75% 6/1/33-18§	1,130,000	1,231,180
Massachusetts State Health & Educational Facilities Authority Revenue
(Springfield College) 5.625% 10/15/40-19§	1,000,000	1,148,350
New Jersey Health Care Facilities Financing Authority Revenue
(St. Joseph’s Healthcare System) 6.625% 7/1/38-18§	860,000	953,233
New Jersey State Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B
7.50% 12/1/32-19§	1,000,000	1,182,160
North Texas Tollway Authority Revenue
(Toll 2nd Tier) Series F 5.75% 1/1/38-18§	7,000,000	7,476,490
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22§	1,000,000	1,199,110
5.00% 7/1/17	1,945,000	2,015,428
5.125% 7/1/31-19§	1,000,000	1,125,570
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A
6.25% 10/15/23-19§	1,100,000	1,242,472
St. Louis Park, Minnesota Health Care Facilities Revenue
(Nicollet Health Services) 5.75% 7/1/39-19§	500,000	571,090
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminster Manor Project) 7.125% 11/1/40-20§	1,000,000	1,252,910
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39-21§	1,500,000	1,858,200

70

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Washington State Health Care Facilities Authority Revenue
(Multicare Health System) Series B
6.00% 8/15/39-19 (AGC)§	1,250,000	$1,444,962

		61,431,468

Resource Recovery Revenue Bonds – 0.60%
Essex County, New Jersey Improvement Authority
144A 5.25% 7/1/45 (AMT)#	2,500,000	2,617,600
Jefferson County, New York Industrial Development Agency Solid Waste Disposal Revenue
(Green Bond) 144A 5.25% 1/1/24 (AMT)#@	215,000	213,218
Mission, Texas Economic Development Corporation Revenue
(Dallas Clean Energy McCommas)
6.875% 12/1/24 (AMT)	1,000,000	1,034,350
Orange County, Florida Industrial Development Authority
(Vitag Florida LLC Project) 144A 8.00% 7/1/36 (AMT)#	3,500,000	3,718,820

		7,583,988

Special Tax Revenue Bonds – 7.11%
Allentown, Pennsylvania Neighborhood Improvement Zone
Development Authority Revenue
Series A 5.00% 5/1/42	1,475,000	1,612,736
Anne Arundel County, Maryland Special Obligation Revenue
(National Business Park – North Project) 6.10% 7/1/40	1,725,000	1,826,085
Babcock Ranch, Florida Community Independent Special District
5.00% 11/1/31	615,000	635,634
5.25% 11/1/46	500,000	516,250
Baltimore, Maryland Convention Center Hotel Revenue Subordinated
Series B 5.875% 9/1/39	1,000,000	1,002,500
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40	5,500,000	6,505,620
6.50% 7/15/30	1,175,000	1,399,601
Celebration Pointe, Florida Community Development District
5.125% 5/1/45	2,000,000	2,094,160
Cherry Hill, Virginia Community Development Authority
(Potomac Shores Project)
144A 5.15% 3/1/35 #	1,000,000	1,065,150
144A 5.40% 3/1/45 #	2,000,000	2,129,100

71

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Dutchess County, New York Local Development Corporation Revenue
(Anderson Center Services Inc. Project) 6.00% 10/1/30	1,900,000	$2,011,492
Farms New Kent, Virginia Community Development Authority Special Assessment
Series C 5.80% 3/1/36 @‡	1,000,000	249,950
Fountain Urban Renewal Authority, Colorado
(Improvement - South Academy Highland) Series A
5.50% 11/1/44	5,000,000	5,519,050
Henderson, Nevada Local Improvement Districts No. T-18
5.30% 9/1/35	465,000	465,000
Howard County, Maryland
(Annapolis Junction Town Center Project)
5.80% 2/15/34	725,000	797,007
6.10% 2/15/44	1,420,000	1,568,915
Juban Crossing Economic Development District, Louisiana
(General Infrastructure Projects) 144A 7.00% 9/15/44 #	3,575,000	3,871,689
(Road Projects) Series A 144A 7.00% 9/15/44 #	2,205,000	2,387,993
Lancaster Redevelopment Agency, California
(Redevelopment Project) 6.875% 8/1/39	215,000	247,573
Midtown Miami, Florida Community Development District
(Parking Garage Project) Series A 5.00% 5/1/37	1,235,000	1,338,135
Mosaic District, Virginia Community Development Authority Revenue
Series A 6.875% 3/1/36	1,500,000	1,736,145
Nampa Development Corporation, Idaho Revenue
144A 5.00% 9/1/31 #	2,940,000	3,316,555
5.90% 3/1/30	2,000,000	2,170,680
Nevada State
5.00% 6/1/17	1,955,000	2,020,629
New Jersey Transportation Trust Fund Authority
(Transportation Program)
Series AA 5.00% 6/15/44	2,000,000	2,233,200
Series AA 5.25% 6/15/41	1,000,000	1,156,750
(Transportation Systems) Series B
5.50% 12/15/16 (NATL-RE)	2,500,000	2,534,850
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium)
5.00% 1/1/22 (AMBAC)	1,000,000	1,012,450
(Yankee Stadium) 7.00% 3/1/49 (AGC)	1,000,000	1,151,150

72

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue
(Future Tax Secured - Subordinated Fiscal)
Series A-1 5.00% 11/1/19	1,525,000	$1,730,509
Series E-1 5.00% 2/1/41	2,500,000	3,030,825
New York State Dormitory Authority
(Unrefunded - General Purpose) Series E
5.00% 2/15/17	1,000,000	1,020,580
Norco, California Redevelopment Agency Tax Allocation
(Area#1 Project) 6.00% 3/1/36	1,000,000	1,164,490
Northampton County, Pennsylvania Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,770,000	3,093,979
Prince George’s County, Maryland Revenue Authority
(Suitland - Naylor Road Project) 5.00% 7/1/46	2,500,000	2,635,600
Public Finance Authority Revenue, Wisconsin
(Goodwill Industries of Southern Nevada Project)
Series A 5.50% 12/1/35	2,500,000	2,601,800
Series A 5.75% 12/1/45	2,500,000	2,606,075
Regional Transportation, Colorado District Revenue
(Denver Transit Partners) 6.00% 1/15/41	1,000,000	1,156,590
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,202,376
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.375% 11/1/24	1,000,000	1,001,140
Series A 5.50% 11/1/27	500,000	500,565
St. Louis County, Missouri Industrial Development Authority
(Manchester Ballas Community)
Series A 144A 5.00% 9/1/38 #	1,000,000	1,042,220
Series A 144A 5.25% 9/1/45 #	3,000,000	3,122,970
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	1,200,000	1,270,272
Texas Public Finance Authority
(Assessment - Unemployment Compensation)
5.00%1/1/17	2,510,000	2,548,077

73

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Winter Garden Village at Fowler Groves Community
Development District, Florida Special Assessment Revenue
5.65% 5/1/37	855,000	$856,359
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax Vacation Village Project) Series A
6.00% 9/1/35	5,000,000	5,206,550

		90,367,026

State General Obligation Bonds – 1.49%
California State
5.00% 2/1/17	725,000	738,703
(Various Purpose) 5.00% 9/1/21	675,000	809,507
Connecticut State
Series E 5.00% 12/15/17	1,040,000	1,053,707
Hawaii State
Series EH 5.00% 8/1/20	5,000,000	5,798,650
Maryland State & Local Facilities Loan
(1st Series) Series A 5.00% 8/1/20	6,000,000	6,983,160
New York State
Series A 5.25% 2/15/24	2,000,000	2,378,660
Washington State
(Various Purposes) Series R-2010A 5.00% 1/1/17	1,140,000	1,157,294

		18,919,681

Transportation Revenue Bonds – 9.79%
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/33	4,135,000	4,966,714
Delaware Transportation Authority
5.00% 6/1/55	4,105,000	4,832,775
Foothill-Eastern Transportation Corridor Agency, California
Series A 5.75% 1/15/46	5,000,000	5,990,900
Series A 6.00% 1/15/49	7,690,000	9,324,356
Hawaii Airports System Revenue
Series A 5.00% 7/1/45 (AMT)	3,490,000	4,101,971
Houston, Texas Airport System Revenue Subordinate Lien
Series A 5.00% 7/1/25 (AMT)	1,000,000	1,145,740
Kentucky Public Transportation Infrastructure Authority
(1st Tier – Downtown Crossing)
Series A 5.75% 7/1/49	3,000,000	3,577,680
Series A 6.00% 7/1/53	1,290,000	1,561,971
Long Beach, California Marina Revenue
5.00% 5/15/40	1,000,000	1,162,170

74

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Los Angeles, California Department of Airports
Series D 5.00% 5/15/41 (AMT)	5,000,000	$5,968,000
Maryland State Economic Development Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35	1,400,000	1,566,908
Metropolitan New York Transportation Authority
(Green Bonds) Series A1 5.25% 11/15/56	5,000,000	6,215,950
Metropolitan Washington Airports Authority
Series A 5.00% 10/1/34 (AMT)	4,745,000	5,782,210
Miami-Dade County, Florida Aviation Revenue
Series A 5.00% 10/1/41	5,000,000	6,092,950
New Jersey Turnpike Authority
Series E 5.00% 1/1/45	2,000,000	2,392,240
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	2,765,000	3,074,155
(Junior Lien) Series A 5.25% 1/1/56	4,000,000	4,955,160
New York Transportation Development
(Laguardia Airport Terminal B) Series A
5.25% 1/1/50 (AMT)	9,150,000	10,737,708
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP) 5.00% 12/31/38 (AMT)	3,000,000	3,543,990
Pennsylvania Turnpike Commission
Series B 5.25% 12/1/39	3,460,000	4,136,741
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal) 6.00% 12/1/42	1,970,000	2,315,833
Riverside County, California Transportation Senior Lien
Series A 5.75% 6/1/48	1,000,000	1,192,450
Sacramento County, California Airport System Revenue
(PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,093,570
San Francisco, California City & County Airports Commission
Series A 5.50% 5/1/27 (AMT)	1,915,000	2,056,404
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1
6.625% 7/1/34	1,090,000	1,243,548
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(Blueridge Transportation)
5.00% 12/31/40 (AMT)	1,270,000	1,494,612
5.00% 12/31/45 (AMT)	1,270,000	1,488,935
5.00% 12/31/50 (AMT)	1,910,000	2,213,824
5.00% 12/31/55 (AMT)	1,910,000	2,202,077

75

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	7,000,000	$8,407,070
7.50% 6/30/33	500,000	611,020
(NTE Mobility)
6.75% 6/30/43 (AMT)	1,905,000	2,383,079
6.875% 12/31/39	4,055,000	4,796,578
7.00% 12/31/38 (AMT)	1,335,000	1,693,074

		124,322,363

Water & Sewer Revenue Bonds – 3.48%
Charlotte County, Florida Industrial Development Authority
(Town & Country Utilities Project) 144A
5.50% 10/1/36 (AMT)#	500,000	514,370
Chicago, Illinois Waterworks Revenue
(2nd Lien)
5.00% 11/1/26	180,000	221,899
5.00% 11/1/27	150,000	183,802
5.00% 11/1/28	30,000	36,434
5.00% 11/1/29	1,470,000	1,778,479
5.00% 11/1/30	1,000,000	1,206,220
Jefferson County, Alabama Sewer Revenue
(Senior Lien – Warrants) Series A 5.50% 10/1/53 (AGM)	2,500,000	2,971,975
(Sub Lien-Warrants)
Series D 6.50% 10/1/53	16,500,000	20,754,855
Series D 7.00% 10/1/51	5,000,000	6,473,800
Massachusetts Water Resources Authority
(Green Bond) Series C 4.00% 8/1/40	5,000,000	5,669,150
Metropolitan Water Reclamation District of Greater Chicago, Illinois
(Capital Improvement) Series C 5.00% 12/1/16	500,000	505,685
New York City Water & Sewer System
(Second Generation Resolution) 5.00% 6/15/46	3,150,000	3,854,057

		44,170,726

Total Municipal Bonds (cost $1,130,923,503)		1,243,575,279

Short-Term Investments – 1.69%
Variable Rate Demand Notes – 1.69% ¤
California Municipal Finance Authority (Chevron USA – Recovery Zone) Series A
0.53%11/1/35	2,000,000	2,000,000

76

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Variable Rate Demand Notes ¤ (continued)
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation) Series C-4
0.57% 6/1/37 (LOC - U.S. Bank N.A.)	950,000	$950,000
(National Jewish Federation) Series D-3
0.57% 12/1/37 (LOC - JPMorgan Chase Bank N. A.)	700,000	700,000
(National Jewish Federation) Series D-7
0.57% 2/1/35 (LOC - JPMorgan Chase Bank N. A.)	305,000	305,000
Geisinger, Pennsylvania Authority (Geisinger Health System) Series A
0.55% 10/1/43 (SPA - Wells Fargo Bank N.A.)	500,000	500,000
Industrial Development Authority, Phoenix, Arizona (Mayo Clinic) Series B
0.57% 11/15/52 (SPA - Wells Fargo Bank N.A.)	6,215,000	6,215,000
Lancaster County, Pennsylvania Hospital Authority Revenue (Masonic Homes Project) Series D
0.58% 7/1/34 (LOC - JP Morgan Chase Bank N.A.)	625,000	625,000
Minneapolis-St. Paul, Minnesota Housing & Redevelopment Authority
(Allina Health System) Series B-1
0.57% 11/15/35 (LOC - JP Morgan Chase Bank N.A.)	600,000	600,000
(Allina Health System) Series B-2
0.56% 11/15/35 (LOC - JP Morgan Chase Bank N.A.)	4,500,000	4,500,000
(Children’s Hospital Clinics) Series A-II
0.60% 8/15/37 (AGM) (SPA - U.S. Bank N.A.)	275,000	275,000
(Health Care Facilities - Children’s Health Care) Series B
0.58% 8/15/25 (AGM) (SPA - U.S. Bank N.A.)	1,875,000	1,875,000
Mississippi Business Finance (Chevron U.S.A. Inc. Project) Series G
0.58%12/1/30	600,000	600,000
New York City, New York (Fiscal 2015) Subseries F-6
0.59% 6/1/44 (SPA - JPMorgan Chase Bank N.A.)	2,300,000	2,300,000

Total Short-Term Investments (cost $21,445,000)		21,445,000

Total Value of Securities - 99.60% (cost $1,152,368,503)		$1,265,020,279

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2016, the aggregate value of Rule 144A securities was $164,094,266, which represents 12.92% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
@	Illiquid security. At Aug. 31, 2016, the aggregate value of illiquid securities was $14,285,577, which represents 1.12% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

77

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of Aug. 31, 2016.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income-producing security. Security is currently in default.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2016. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by the AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – National Association

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

78

Statements of assets and liabilities

August 31, 2016

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$562,920,511	$707,357,229	$1,243,575,279
Short-term investments, at value[2]	3,000,000	7,600,000	21,445,000
Interest receivable	6,318,437	8,005,101	15,227,374
Receivable for securities sold	3,404,624	230,120	9,272,118
Receivable for fund shares sold	135,336	2,249,254	3,063,039

Total assets	575,778,908	725,441,704	1,292,582,810

Liabilities:
Cash overdraft	23,340	1,079,793	6,996,030
Payable for securities purchased	4,020,501	5,850,510	12,668,738
Income distribution payable	432,999	483,714	1,137,523
Payable for fund shares redeemed	143,079	737,663	579,736
Dividend disbursing and transfer agent fees and expense payable to affiliates	9,805	12,405	21,606
Investment management fees payable to affiliates	231,422	277,461	450,093
Distribution fees payable to affiliates	129,383	65,875	148,373
Other accrued expenses to affiliates	128,459	199,823	410,178
Trustees’ fees and expenses payable	3,215	4,148	7,007
Accounting and administration expenses payable to affiliates	2,275	2,878	5,012
Audit and tax fees payable	4,584	4,584	4,584
Legal fees payable to affiliates	848	1,096	1,848
Reports and statements to shareholders expenses payable to affiliates	419	526	933

Total liabilities	5,130,329	8,720,476	22,431,661

Total Net Assets	$570,648,579	$716,721,228	$1,270,151,149

Net Assets Consist of:
Paid-in capital	$508,193,042	$664,595,148	$1,173,021,716
Undistributed (distributions in excess of) net investment income	66,896	(24,178)	(4,102)
Accumulated net realized gain (loss) on investments	4,475,696	(1,033,639)	(15,518,241)
Net unrealized appreciation of investments	57,912,945	53,183,897	112,651,776

Total Net Assets	$570,648,579	$716,721,228	$1,270,151,149

79

Statements of assets and liabilities

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

Net Asset Value
Class A:
Net assets	$493,408,251	$188,034,120	$250,810,577
Shares of beneficial interest outstanding, unlimited authorization, no par	40,377,950	15,193,284	21,962,189
Net asset value per share	$12.22	$12.38	$11.42
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.80	$12.73	$11.96

Class C:
Net assets	$31,544,997	$49,515,038	$113,904,934
Shares of beneficial interest outstanding, unlimited authorization, no par	2,580,977	4,002,828	9,933,522
Net asset value per share	$12.22	$12.37	$11.47

Institutional Class:
Net assets	$45,695,331	$479,172,070	$905,435,638
Shares of beneficial interest outstanding, unlimited authorization, no par	3,711,980	38,344,537	78,558,266
Net asset value per share	$12.31	$12.50	$11.53
[1]Investments, at cost	$505,007,566	$654,173,332	$1,130,923,503
[2]Short-term investments, at cost	3,000,000	7,600,000	21,445,000

See accompanying notes, which are an integral part of the financial statements.

80

Statements of operations

Year ended August 31, 2016

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$24,498,197	$25,719,769	$50,940,065

Expenses:
Management fees	3,077,562	3,525,365	5,755,658
Distribution expenses — Class A	1,217,785	470,045	592,954
Distribution expenses — Class C	309,751	490,099	1,035,558
Dividend disbursing and transfer agent fees and expenses	440,277	737,700	1,070,468
Accounting and administration expenses	183,221	231,903	360,189
Registration fees	52,146	66,097	116,411
Legal fees	51,605	66,932	99,155
Audit and tax fees	43,584	43,584	43,584
Reports and statements to shareholders expenses	39,143	42,687	65,865
Trustees’ fees and expenses	27,361	34,677	53,344
Custodian fees	22,427	28,403	42,457
Other	32,099	40,026	64,548

	5,496,961	5,777,518	9,300,191
Less expenses waived	(801,290)	(521,610)	(999,626)
Less waived distribution expenses — Class A	—	(188,018)	—
Less expense paid indirectly	(329)	(181)	(232)

Total operating expenses	4,695,342	5,067,709	8,300,333

Net Investment Income	19,802,855	20,652,060	42,639,732

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	7,412,248	6,205,347	(132,180)
Net change in unrealized appreciation (depreciation) of investments	11,011,063	13,384,099	67,701,215

Net Realized and Unrealized Gain	18,423,311	19,589,446	67,569,035

Net Increase in Net Assets Resulting from Operations	$38,226,166	$40,241,506	$110,208,767

See accompanying notes, which are an integral part of the financial statements.

81

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,802,855	$20,643,664
Net realized gain (loss)	7,412,248	(200,295)
Net change in unrealized appreciation (depreciation)	11,011,063	(4,364,863)

Net increase in net assets resulting from operations	38,226,166	16,078,506

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(17,504,374)	(18,666,036)
Class B	—	(686)
Class C	(858,163)	(875,173)
Institutional Class	(1,431,583)	(1,110,504)

	(19,794,120)	(20,652,399)

Capital Share Transactions:
Proceeds from shares sold:
Class A	18,556,280	74,645,028
Class C	4,181,538	4,235,410
Institutional Class	20,247,575	17,428,772

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	15,102,308	15,764,865
Class B	—	616
Class C	721,186	710,330
Institutional Class	1,086,711	849,477

	59,895,598	113,634,498

82

	Year ended
	8/31/16	8/31/15

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(60,655,312)	$(82,684,570)
Class B	—	(244,344)
Class C	(5,219,246)	(3,404,801)
Institutional Class	(10,182,828)	(9,294,550)

	(76,057,386)	(95,628,265)

Increase (decrease) in net assets derived from capital share transactions	(16,161,788)	18,006,233

Net Increase in Net Assets	2,270,258	13,432,340

Net Assets:
Beginning of year	568,378,321	554,945,981

End of year	$570,648,579	$568,378,321

Undistributed net investment income	$66,896	$58,161

See accompanying notes, which are an integral part of the financial statements.

83

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/16	8/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,652,060	$21,819,541
Net realized gain	6,205,347	2,050,022
Net change in unrealized appreciation (depreciation)	13,384,099	(12,796,169)

Net increase in net assets resulting from operations	40,241,506	11,073,394

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(5,362,533)	(6,795,570)
Class B	—	(11)
Class C	(980,428)	(1,036,994)
Institutional Class	(14,367,442)	(13,969,050)

	(20,710,403)	(21,801,625)

Capital Share Transactions:
Proceeds from shares sold:
Class A	42,587,074	49,925,867
Class C	5,664,853	6,388,052
Institutional Class	146,784,446	170,360,519

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,001,787	5,089,103
Class B	—	11
Class C	893,576	936,512
Institutional Class	9,003,563	8,398,439

	209,935,299	241,098,503

84

	Year ended
	8/31/16	8/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(49,232,611)	$(117,178,823)
Class B	—	(5,017)
Class C	(6,715,315)	(12,510,417)
Institutional Class	(163,901,252)	(132,111,146)

	(219,849,178)	(261,805,403)

Decrease in net assets derived from capital share transactions	(9,913,879)	(20,706,900)

Net Increase (Decrease) in Net Assets	9,617,224	(31,435,131)

Net Assets:
Beginning of year	707,104,004	738,539,135

End of year	$716,721,228	$707,104,004

Undistributed (distributions in excess of) net investment income	$(24,178)	$34,165

See accompanying notes, which are an integral part of the financial statements.

85

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/16	8/31/15

Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,639,732	$33,473,852
Net realized loss	(132,180)	(831,845)
Net change in unrealized appreciation (depreciation)	67,701,215	4,993,478

Net increase in net assets resulting from operations	110,208,767	37,635,485

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,838,898)	(8,419,400)
Class B	—	(680)
Class C	(3,074,474)	(2,552,313)
Institutional Class	(30,594,298)	(22,286,610)

	(42,507,670)	(33,259,003)

Capital Share Transactions:
Proceeds from shares sold:
Class A	71,930,474	91,360,167
Class C	30,273,869	30,401,468
Institutional Class	324,718,812	355,524,456

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,021,837	6,651,908
Class B	—	678
Class C	2,654,379	2,157,658
Institutional Class	26,610,128	19,296,801

	463,209,499	505,393,136

86

	Year ended
	8/31/16	8/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(69,509,287)	$(77,543,924)
Class B	—	(223,935)
Class C	(16,512,385)	(13,377,278)
Institutional Class	(142,479,009)	(111,991,145)

	(228,500,681)	(203,136,282)

Increase in net assets derived from capital share transactions	234,708,818	302,256,854

Net Increase in Net Assets	302,409,915	306,633,336

Net Assets:
Beginning of year	967,741,234	661,107,898

End of year	$1,270,151,149	$967,741,234

Undistributed (distributions in excess of) net investment income	$(4,102)	$16,640

See accompanying notes, which are an integral part of the financial statements.

87

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

88

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.830	$11.900	$11.140	$12.260	$11.300

0.424	0.434	0.445	0.456	0.484
0.390	(0.070)	0.760	(1.039)	0.959

0.814	0.364	1.205	(0.583)	1.443

(0.424)	(0.434)	(0.445)	(0.457)	(0.483)
—	—	—	(0.080)	—

(0.424)	(0.434)	(0.445)	(0.537)	(0.483)

$12.220	$11.830	$11.900	$11.140	$12.260

7.00%	3.09%	11.02%	(5.02% )	13.01%

$493,408	$504,204	$500,590	$519,986	$604,415
0.81%	0.81%	0.80%	0.80%	0.80%
0.95%	0.96%	0.97%	0.99%	0.93%
3.52%	3.63%	3.88%	3.76%	4.11%
3.38%	3.48%	3.71%	3.57%	3.98%
33%	16%	34%	40%	52%

89

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

90

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.830	$11.910	$11.140	$12.270	$11.300

0.333	0.344	0.359	0.364	0.395
0.390	(0.080)	0.770	(1.048)	0.969

0.723	0.264	1.129	(0.684)	1.364

(0.333)	(0.344)	(0.359)	(0.366)	(0.394)
—	—	—	(0.080)	—

(0.333)	(0.344)	(0.359)	(0.446)	(0.394)

$12.220	$11.830	$11.910	$11.140	$12.270

6.19%	2.23%	10.28%	(5.82% )	12.26%

$31,545	$30,851	$29,524	$33,509	$36,840
1.56%	1.57%	1.56%	1.56%	1.56%
1.70%	1.72%	1.72%	1.70%	1.69%
2.77%	2.88%	3.12%	3.00%	3.35%
2.63%	2.73%	2.96%	2.86%	3.22%
33%	16%	34%	40%	52%

91

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

92

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$11.910	$11.990	$11.220	$12.360	$11.380

0.456	0.466	0.477	0.490	0.517
0.400	(0.080)	0.770	(1.060)	0.979

0.856	0.386	1.247	(0.570)	1.496

(0.456)	(0.466)	(0.477)	(0.490)	(0.516)
—	—	—	(0.080)	—

(0.456)	(0.466)	(0.477)	(0.570)	(0.516)

$12.310	$11.910	$11.990	$11.220	$12.360

7.32%	3.26%	11.33%	(4.89% )	13.41%

$45,696	$33,323	$24,588	$17,008	$18,187
0.56%	0.57%	0.56%	0.56%	0.56%
0.70%	0.72%	0.72%	0.70%	0.69%
3.77%	3.88%	4.12%	4.00%	4.35%
3.63%	3.73%	3.96%	3.86%	4.22%
33%	16%	34%	40%	52%

93

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

94

		Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.040	$12.210	$11.690	$12.410	$11.850

0.348	0.346	0.342	0.344	0.362
0.341	(0.170)	0.520	(0.720)	0.560

0.689	0.176	0.862	(0.376)	0.922

(0.349)	(0.346)	(0.342)	(0.344)	(0.362)

(0.349)	(0.346)	(0.342)	(0.344)	(0.362)

$12.380	$12.040	$12.210	$11.690	$12.410

5.79%	1.46%	7.47%	(3.13% )	7.89%

$188,034	$184,514	$249,848	$391,923	$464,540
0.75%	0.76%	0.75%	0.75%	0.75%
0.92%	0.93%	0.93%	0.97%	0.97%
2.84%	2.85%	2.86%	2.79%	2.98%
2.67%	2.68%	2.68%	2.57%	2.76%
35%	19%	34%	23%	39%

95

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

96

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.030	$12.200	$11.690	$12.400	$11.850

0.244	0.243	0.240	0.239	0.258
0.341	(0.170)	0.510	(0.710)	0.550

0.585	0.073	0.750	(0.471)	0.808

(0.245)	(0.243)	(0.240)	(0.239)	(0.258)

(0.245)	(0.243)	(0.240)	(0.239)	(0.258)

$12.370	$12.030	$12.200	$11.690	$12.400

4.90%	0.60%	6.48%	(3.87% )	6.89%

$49,515	$48,328	$54,231	$64,904	$75,887
1.60%	1.61%	1.60%	1.60%	1.60%

1.67%	1.68%	1.68%	1.67%	1.67%
1.99%	2.00%	2.01%	1.94%	2.13%

1.92%	1.93%	1.93%	1.87%	2.06%
35%	19%	34%	23%	39%

97

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

98

		Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$12.160	$12.330	$11.810	$12.530	$11.970

0.369	0.368	0.363	0.366	0.384
0.341	(0.170)	0.520	(0.720)	0.560

0.710	0.198	0.883	(0.354)	0.944

(0.370)	(0.368)	(0.363)	(0.366)	(0.384)

(0.370)	(0.368)	(0.363)	(0.366)	(0.384)

$12.500	$12.160	$12.330	$11.810	$12.530

5.92%	1.62%	7.58%	(2.92% )	8.00%
$479,172	$474,262	$434,455	$359,213	$333,033
0.60%	0.61%	0.60%	0.60%	0.60%
0.67%	0.68%	0.68%	0.67%	0.67%
2.99%	3.00%	3.01%	2.94%	3.13%
2.92%	2.93%	2.93%	2.87%	3.06%
35%	19%	34%	23%	39%

99

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

100

		Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$10.750	$10.650	$9.640	$10.750	$9.620

0.413	0.413	0.447	0.449	0.496
0.669	0.097	1.008	(1.110)	1.127

1.082	0.510	1.455	(0.661)	1.623

(0.412)	(0.410)	(0.445)	(0.449)	(0.493)

(0.412)	(0.410)	(0.445)	(0.449)	(0.493)

$11.420	$10.750	$10.650	$9.640	$10.750

10.25%	4.83%	15.42%	(6.47% )	17.28%

$250,810	$227,090	$204,936	$200,988	$228,829
0.85%	0.85%	0.85%	0.85%	0.85%
0.94%	0.97%	0.99%	0.99%	0.99%
3.73%	3.80%	4.38%	4.18%	4.83%
3.64%	3.68%	4.24%	4.04%	4.69%
13%	10%	31%	46%	34%

101

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

102

Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$10.800	$10.700	$9.680	$10.800	$9.660

0.332	0.333	0.373	0.370	0.422
0.669	0.097	1.018	(1.120)	1.137

1.001	0.430	1.391	(0.750)	1.559

(0.331)	(0.330)	(0.371)	(0.370)	(0.419)

(0.331)	(0.330)	(0.371)	(0.370)	(0.419)

$11.470	$10.800	$10.700	$9.680	$10.800

9.41%	4.04%	14.63%	(7.21% )	16.47%

$113,905	$91,196	$71,424	$69,889	$69,634
1.60%	1.60%	1.60%	1.60%	1.60%

1.69%	1.72%	1.74%	1.74%	1.74%
2.98%	3.05%	3.63%	3.43%	4.08%

2.89%	2.93%	3.49%	3.29%	3.94%
13%	10%	31%	46%	34%

103

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

104

		Year ended

8/31/16	8/31/15	8/31/14	8/31/13	8/31/12

$10.850	$10.750	$9.730	$10.850	$9.710

0.445	0.443	0.476	0.480	0.527
0.679	0.097	1.018	(1.120)	1.137

1.124	0.540	1.494	(0.640)	1.664

(0.444)	(0.440)	(0.474)	(0.480)	(0.524)

(0.444)	(0.440)	(0.474)	(0.480)	(0.524)

$11.530	$10.850	$10.750	$9.730	$10.850

10.57%	5.08%	15.71%	(6.23% )	17.57%

$905,436	$649,455	$384,525	$165,162	$125,661
0.60%	0.60%	0.60%	0.60%	0.60%

0.69%	0.72%	0.74%	0.74%	0.74%
3.98%	4.05%	4.63%	4.43%	5.08%

3.89%	3.93%	4.49%	4.29%	4.94%
13%	10%	31%	46%	34%

105

Notes to financial statements
Delaware Investments® National Tax-Free Funds	August 31, 2016

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income taxes as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

106

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2013–Aug. 31, 2016), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Aug. 31, 2016.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under

107

Notes to financial statements

Delaware Investments® National Tax-Free Funds

1. Significant Accounting Policies (continued)

“Less expense paid indirectly.” For the year ended Aug. 31, 2016, each Fund earned the following amounts under this agreement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$329	$181	$232

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.56%, 0.60%, and 0.60% of average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively, from Sept. 1, 2015 through Aug. 31, 2016.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and Administration expenses.” For the

108

year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$26,863	$34,004	$52,836

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2016, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$117,542	$148,775	$231,073

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25% of the average daily net assets of the Class A shares. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares that were acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The Class A shares of Delaware Tax-Free USA Intermediate Fund were subject to a 12b-1 fee of 0.25% of average daily net assets, which was contractually waived to 0.15% of average daily net assets from Sept. 1, 2015 through Aug. 31, 2016.* Each Fund pays 1.00% of the average daily net assets of the Class C shares. Institutional Class shares pay no 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2016, each Fund was

109

Notes to financial statements

Delaware Investments® National Tax-Free Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$11,861	$15,019	$23,057

For the year ended Aug. 31, 2016, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$29,727	$9,660	$57,005

For the year ended Aug. 31, 2016, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Class A	$—	$81	$20,132
Class C	2,621	3,143	10,867

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended Aug. 31, 2016, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended Aug. 31, 2016, the Funds engaged in securities purchases and securities sales, which resulted in net realized losses as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$26,496,590	$31,687,903	$88,879,307
Sales	34,350,818	39,097,982	69,183,671
Net realized gain (losses)	241,781	1,020	—

* The aggregate contractual waiver covering this report period is from Dec. 29, 2014, through Dec. 29, 2016.

110

3. Investments

For the year ended Aug. 31, 2016, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$186,296,780	$245,294,777	$371,222,795
Sales	191,934,167	246,273,887	137,230,171

At Aug. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Cost of Investments	$508,196,221	$662,108,226	$1,151,723,919
Aggregate unrealized appreciation of investments	$ 58,932,049	$ 54,009,782	$ 118,597,646
Aggregate unrealized depreciation of investments	(1,207,759)	(1,160,779)	(5,301,286)
Net unrealized appreciation of investments	$ 57,724,290	$ 52,849,003	$ 113,296,360

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts,

111

Notes to financial statements

Delaware Investments ® National Tax-Free Funds

3. Investments (continued)

foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2016:

Delaware Tax-Free USA Fund

Securities	Level 2

Municipal Bonds	$562,920,511
Short-Term Investments	3,000,000
Total Value of Securities	$565,920,511

Delaware Tax-Free USA Intermediate Fund

Securities	Level 2

Municipal Bonds	$707,357,229
Short-Term Investments	7,600,000
Total Value of Securities	$714,957,229

Delaware National High-Yield Municipal Bond Fund

Securities	Level 2

Municipal Bonds	$1,243,575,279
Short-Term Investments	21,445,000
Total Value of Securities	$1,265,020,279

During the year ended Aug. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Aug. 31, 2016, there were no Level 3 investments.

112

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2016 and 2015 was as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Year ended 8/31/16
Tax-exempt income	$19,743,523	$20,701,317	$42,444,808
Ordinary income	50,597	9,086	62,862
Total	$19,794,120	$20,710,403	$42,507,670

Year ended 8/31/15
Tax-exempt income	$20,604,908	$21,800,008	$33,237,798
Ordinary income	47,491	1,617	21,205
Total	$20,652,399	$21,801,625	$33,259,003

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2016, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Shares of beneficial interest	$508,193,042	$664,595,148	$1,173,021,716
Undistributed tax-exempt income	499,895	459,536	1,133,421
Undistributed ordinary income	459,439	—	—
Undistributed long-term capital gains	4,204,912	—	—
Distributions payable	(432,999)	(483,714)	(1,137,523)
Capital loss carryforwards	—	(698,745)	(16,162,825)
Unrealized appreciation of investments	57,724,290	52,849,003	113,296,360
Net assets	$570,648,579	$716,721,228	$1,270,151,149

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and

113

Notes to financial statements

Delaware Investments® National Tax-Free Funds

5. Components of Net Assets on a Tax Basis (continued)

premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2016, Delaware National High-Yield Municipal Bond Fund recorded the following reclassifications:

Delaware National High-Yield Municipal Bond Fund
Undistributed net investment income	$(152,804)
Accumulated net realized loss	152,804
Paid-in capital	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

In 2016, Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund utilized capital loss carryforwards as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund
Capital loss carryforwards utilized	$2,747,897	$6,205,347

Capital loss carryforwards remaining at Aug. 31, 2016 will expire as follows:

	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
2017	$698,745	$374,735

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

114

Losses incurred that will be carried forward under the Act are as follows:

Delaware National High-Yield Municipal Bond Fund
Loss carryforward
character:
Short-term	$9,500,544
Long-term	6,287,546

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/16	8/31/15	8/31/16	8/31/15	8/31/16	8/31/15
Shares sold:
Class A	1,543,347	6,206,129	3,487,962	4,103,827	6,479,874	8,439,793
Class C	347,808	354,520	464,194	524,181	2,735,540	2,799,793
Institutional Class	1,666,378	1,448,572	11,875,678	13,835,733	29,096,103	32,549,643

Shares issued upon reinvestment of dividends and distributions:
Class A	1,256,558	1,321,485	409,255	418,517	634,748	615,419
Class B	—	52	—	1	—	64
Class C	59,975	59,534	73,157	77,051	238,848	198,834
Institutional Class	89,643	70,685	729,446	684,213	2,380,529	1,768,432

	4,963,709	9,460,977	17,039,692	19,643,523	41,565,642	46,371,978

Shares redeemed:
Class A	(5,054,234)	(6,951,366)	(4,027,785)	(9,663,549)	(6,268,883)	(7,179,403)
Class B	—	(20,585)	—	(413)	—	(20,948)
Class C	(434,847)	(285,827)	(550,150)	(1,030,063)	(1,486,395)	(1,231,191)
Institutional Class	(840,919)	(772,866)	(13,268,401)	(10,756,662)	(12,755,521)	(10,249,783)

	(6,330,000)	(8,030,644)	(17,846,336)	(21,450,687)	(20,510,799)	(18,681,325)

Net increase (decrease)	(1,366,291)	1,430,333	(806,644)	(1,807,164)	21,054,843	27,690,653

115

Notes to financial statements

Delaware Investments® National Tax-Free Funds

6. Capital Shares (continued)

For the year ended Aug. 31, 2015, the following shares and values were converted from Class B to Class A for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the “Statements of changes in net assets.”

		Year ended 8/31/15
	Class B Shares	Class A Shares	Value
Delaware Tax-Free USA Fund	2,096	2,095	$24,893
Delaware National High-Yield Municipal Bond Fund	3,664	3,672	39,175

For the year ended Aug. 31, 2015, Delaware Tax-Free USA Intermediate Fund had no Class B shares convert to Class A shares.

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the years ended Aug. 31, 2016 and 2015, each Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.”

	Year ended 8/31/16
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Institutional Class Shares	Class A Shares	Class C Shares	Institutional Class Shares	Value
Delaware Tax-Free USA Fund	45,617	—	—	—	45,355	$555,813
Delaware Tax-Free USA Intermediate Fund	28,037	172	174	—	27,807	348,312
Delaware National High-Yield Municipal Bond Fund	459,565	9,199	8,818	468	455,914	5,308,745

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	Year ended 8/31/15
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Value
Delaware Tax-Free USA Intermediate Fund	1,776	603	2,358	$28,610
Delaware National High-Yield Municipal Bond Fund	1,758	5,032	6,750	73,457

For the year ended, Aug. 31, 2015, Delaware Tax-Free USA Fund had no exchange transactions.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, each Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

The Funds had no amounts outstanding as of Aug. 31, 2016 or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the U.S. states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of

117

Notes to financial statements

Delaware Investments® National Tax-Free Funds

8. Geographic, Credit, and Market Risks (continued)

insured bonds held in each Fund. At Aug. 31, 2016, the percentage of each Fund’s net assets insured by bond issuers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assured Guaranty
Corporation	0.55%	1.68%	0.20%
Assured Guaranty Municipal Corporation	—	1.43%	0.87%
AMBAC Assurance Corporation	0.49%	—	0.54%
Build America Mutual Assurance	0.31%	—	—
National Public Finance Guarantee Corporation	0.49%	—	0.20%
Syncora Guarantee	0.23%	—	0.15%
Total	2.07%	3.11%	1.96%

As of Aug. 31, 2016, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of California, New York, and Texas which constituted approximately 14.98%, 16.66%, and 11.83%, respectively, of the Fund’s net assets. As of Aug. 31, 2016, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California, New York, and Texas, which constituted approximately 18.38%, 16.07%, and 11.49%, respectively, of the Fund’s net assets. As of Aug. 31, 2016, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 14.26% and 11.52%, respectively, of the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each

118

Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by each Fund have been identified on the “Schedules of investments.” When monitoring compliance with each Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of each Fund will be considered.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

119

Notes to financial statements

Delaware Investments® National Tax-Free Funds

10. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2016 that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent registered

public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax-Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 18, 2016

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Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2016, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)*	(B) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	0.26%	99.74%	100.00%
Delaware Tax-Free USA Intermediate Fund	0.04%	99.96%	100.00%
Delaware National High-Yield Municipal Bond Fund	0.15%	99.85%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

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Board consideration of Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund Investment Management Agreements

At a meeting held on Aug. 17–19, 2016 (the “Annual Meeting”), the Boards of Trustees (the “Boards”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of each Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for each Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales

123

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Board consideration of Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund Investment Management Agreements (continued)

charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware National High-Yield Municipal Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

Delaware Tax-Free USA Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional general and insured municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the third quartile and first quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Intermediate Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided each Board with information on pricing levels and

124

fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware National High-Yield Municipal Bond Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free USA Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free USA Intermediate Fund — The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

125

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Board consideration of Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund Investment Management Agreements (continued)

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of May 31, 2016, each Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle 1,[3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s (s’) investment advisor.

128

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Delaware Investments [2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	62	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	62	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	62	None
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	62	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s (s’) investment advisor, principal underwriter, and its transfer agent.

129

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103 May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

130

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	62	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.
Private Investor	62	None
(2004–Present)
Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

131

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

132

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	62	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)
3M Company

133

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

134

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	62	None[3]
Senior Vice President of
the Fund(s) and
the investment advisor
since 2013, General Counsel
of the Fund(s) and
the investment advisor
since 2015, and Secretary
of the Fund(s) and the
investment advisor since 2005.
Daniel V. Geatens has served	62	None[3]
as Vice President and
Treasurer of the Fund(s)
since 2007 and Vice President
and Director of Financial
Administration of the
investment advisor since 2010.
Richard Salus has served as	62	None[3]
Senior Vice President
and Chief Financial Officer
of the Fund(s) and the
investment advisor since 2006.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

135

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Chief Executive Officer
Delaware Investments®	Private Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds	J.P. Morgan Chase & Co.		International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Investments	President	New York, NY	PNC Financial Services Group
Family of Funds	State Street Corporation		Pittsburgh, PA
Private Investor	Boston, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com/literature. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Voyager Mutual Funds (“Funds”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Funds has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Funds’ financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Funds’ financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.

If the SEC were ultimately to determine that PwC was not independent with respect to the Funds’ for certain time periods, the Funds’ filings with the SEC that contain the Funds’ financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Funds could be required to have independent audits conducted on the Funds’ previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Funds’ ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $193,000 for the fiscal year ended August 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $185,660 for the fiscal year ended August 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $ 22,920 for the fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,900 for the fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,036,000 and $7,530,526 for the registrant’s fiscal years ended August 31, 2016 and August 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	November 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	November 2, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 2, 2016